                                                                   Exhibit 10.69

                     BROWN & WILLIAMSON TOBACCO CORPORATION
                                HEALTH CARE PLAN
                             FOR SALARIED EMPLOYEES

                       (As Amended Through July 29, 2004)

                     BROWN & WILLIAMSON TOBACCO CORPORATION
                                HEALTH CARE PLAN
                             FOR SALARIED EMPLOYEES

                       (As Amended Through July 29, 2004)

                                Table of Contents

PREAMBLE 1

ARTICLE 1. Definitions....................................................     1
    1.01   Annual Out-of-Pocket Limit.....................................     1
    1.02   Ambulance......................................................     2
    1.03   Bed Patient....................................................     2
    1.04   Benefit Period.................................................     2
    1.05   Claims Administrator...........................................     2
    1.06   Code...........................................................     2
    1.07   Coinsurance....................................................     2
    1.08   Company........................................................     2
    1.09   Continuation Coverage..........................................     3
    1.10   Continued Stay Review..........................................     3
    1.11   Copayment......................................................     3
    1.12   Covered Charges................................................     3
    1.13   Covered Services...............................................     4
    1.14   Custodial Care.................................................     4
    1.15   Deductible.....................................................     4
    1.16   Dental Benefits................................................     5
    1.17   Dentist........................................................     5
    1.18   Dependent......................................................     5
    1.19   Dependent-Participant..........................................     6
    1.20   Effective Date.................................................     6
    1.21   Eligible Employee..............................................     6
    1.22   Emergency Care.................................................     7
    1.23   Employee.......................................................     7
    1.24   Experimental or Investigational................................     8
    1.25   Employee-Participant...........................................     8
    1.26   ERISA..........................................................     8
    1.27   Family.........................................................     8
    1.28   Flex Plan......................................................     8
    1.29   FMLA...........................................................     9
    1.30   Home Health Care Agency........................................     9
    1.31   Hospice Agency.................................................     9
    1.32   Hospice Facility...............................................     9

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
    1.33   Hospital or Health Care Facility...............................     9
    1.34   Illness........................................................     9
    1.35   Injury.........................................................    10
    1.36   Immunization...................................................    10
    1.37   Inpatient......................................................    10
    1.38   Maternity......................................................    10
    1.39   Medical Plan...................................................    10
    1.40   Medically Necessary............................................    10
    1.41   Mental Health Condition........................................    11
    1.42   Network........................................................    11
    1.43   Network Provider...............................................    11
    1.44   Non-Network Provider...........................................    12
    1.45   Normal Cost....................................................    12
    1.46   Office Visit...................................................    13
    1.47   Outpatient.....................................................    13
    1.48   Outpatient Facility............................................    13
    1.49   Participant....................................................    13
    1.50   Physician......................................................    13
    1.51   Plan...........................................................    14
    1.52   Plan Administrator or Administrator............................    14
    1.53   Pre-Admission Certification....................................    14
    1.54   Pre-Admission Review...........................................    14
    1.55   Primary Residence..............................................    14
    1.56   Provider.......................................................    14
    1.57   Psychiatric Facility...........................................    14
    1.58   Related Company................................................    14
    1.59   Retirement Plan................................................    15
    1.60   Retired Participant............................................    15
    1.61   Review Deductible..............................................    15
    1.62   Schedule of Benefits...........................................    15
    1.63   Schedule of Covered Dental Expenses............................    16
    1.64   Services.......................................................    16
    1.65   Skilled Nursing Care...........................................    16
    1.66   Skilled Nursing Facility.......................................    16
    1.67   Spouse or Surviving Spouse.....................................    16
    1.68   Substance Abuse................................................    17
    1.69   Substance Abuse Treatment Facility.............................    17
    1.70   Therapy Services...............................................    17
    1.71   Treatment Plan.................................................    17
    1.72   Urgent Care Facility...........................................    17
    1.73   Vision Plan....................................................    18
    1.74   Year of Service................................................    18


                                       ii

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
ARTICLE 2. Eligibility and Participation..................................    18
    2.01   Eligibility and Participation..................................    18
    2.02   Dependents.....................................................    19
    2.03   Cessation of Participation.....................................    20
    2.04   Right to Conversion Coverage...................................    21
    2.05   HMO Options....................................................    21
    2.06   Enrollment; Contributions......................................    22
    2.07   Employee Assistance Program....................................    22
    2.08   Effect of Retirement...........................................    22
    2.09   BATUS Retail Merger............................................    31
    2.10   Qualified Medical Child Support Orders.........................    31
    2.11   American Tobacco Plan..........................................    33
    2.12   Medical Rule of 70 Coverage....................................    34
    2.13   Medical Rule of 70 Coverage - (Post-September 30, 2003
              Restructuring)..............................................    35
    2.14   Medical  Rule of 70  Coverage  -  (Special  Severance
              Pay Plan --  B&W/RJR  Business Combination).................    36
    2.15   Medical Rule of 70 (Contingent Coverage for Certain
              Former B&W Employees).......................................    38
    2.16   Medical Rule of 70 Coverage (BATIC Employees)..................    40

ARTICLE 3. Medical Plan...................................................    41
    3.01   In General.....................................................    41
    3.02   Schedule of Benefits...........................................    42
    3.03   Ambulance Services.............................................    49
    3.04   Dental Services................................................    50
    3.05   Durable Medical Equipment......................................    50
    3.06   Home Health Care...............................................    51
    3.07   Hospice Care...................................................    52
    3.08   Hospital Confinement Limitations...............................    54
    3.09   Hospital Inpatient Care........................................    54
    3.10   Infertility Diagnosis..........................................    55
    3.11   Mental Health Conditions.......................................    55
    3.12   Obstetrical Care...............................................    56
    3.13   Organ and Tissue Transplants...................................    56
    3.14   Other Covered Services.........................................    58
    3.15   Physician Services.............................................    60
    3.16   Prosthetic Devices.............................................    61
    3.17   Skilled Nursing Facility.......................................    61
    3.18   Substance Abuse Conditions.....................................    61
    3.19   Temporomandibular or Craniomandibular Joint Dysfunction........    62
    3.20   Therapy Services...............................................    62
    3.21   Wellness Program...............................................    62

ARTICLE 4. Deductibles and Annual Out-of Pocket Limit.....................    64
    4.01   Deductibles....................................................    64
    4.02   Annual Out-of-Pocket Limit.....................................    64

ARTICLE 5. Exclusions.....................................................    65
    5.01   Exclusions.....................................................    65

ARTICLE 6. Pre-admission Review, Continued Stay Review and Medical
              Case Management.............................................    69
    6.01   Pre-Admission and Continued Stay Review........................    69
    6.02   Medical Case Management........................................    70

ARTICLE 7. Prescription Drug Plan.........................................    71
    7.01   Prescription Drugs.............................................    71
    7.02   Pre-Authorization..............................................    73
    7.03   Definitions....................................................    73
    7.04   Prescription Drug Limitations..................................    73

ARTICLE 8. Dental Plan....................................................    74
    8.01   Dental Plan Options; Eligibility...............................    74
    8.02   Deductible.....................................................    75
    8.03   Limitations....................................................    75
    8.04   Cessation of Participation.....................................    75
    8.05   Dental Expenses Not Subject to Deductible......................    75
    8.06   Dental Expenses Subject to Deductible..........................    76
    8.07   Orthodontics...................................................    78
    8.08   Schedule of Covered Dental Expenses............................    78
    8.09   Predetermination of Dental Benefit Coverage....................    78
    8.10   Dentally Necessary.............................................    79
    8.11   Exclusions.....................................................    79

ARTICLE 9. Vision Plan....................................................    81
    9.01   Vision Care Benefits...........................................    81
    9.02   Exclusions.....................................................    82

ARTICLE 10. Continuation Coverage.........................................    83
   10.01   In General.....................................................    83
   10.02   Qualifying Event...............................................    84
   10.03   Qualified Beneficiary..........................................    85
   10.04   Newborn and Adopted Children...................................    85
   10.05   Period of Coverage.............................................    86
   10.06   Premium Requirements...........................................    87
   10.07   Insurability and Conversion Option.............................    87


                                       iv

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
   10.08   Qualified Beneficiary's Election...............................    87
   10.09   Notices........................................................    88

ARTICLE 11. Coordination of Benefits and Subrogation......................    89
   11.01   Coordination of Benefits.......................................    89
   11.02   "Primary-Secondary" Payment Rule...............................    89
   11.03   Medicare Eligibility...........................................    91
   11.04   Other Insurance or Health Plans................................    91
   11.05   Amounts Reduced Due to Application of Rules....................    91
   11.06   Third-Party Liability..........................................    91
   11.07   Subrogation and Reimbursement..................................    91
   11.08   Excess Payments................................................    93

ARTICLE 12. General Provisions............................................    93
   12.01   Rights and Benefits Not Assignable.............................    93
   12.02   Care Rendered Outside the U.S..................................    94
   12.03   Filing Deadlines...............................................    94
   12.04   Forfeiture of Unclaimed Benefits...............................    94
   12.05   Family and Medical Leave Act...................................    94
   12.06   Independent Agents.............................................    95
   12.07   Military Service...............................................    95
   12.08   Privacy Standards..............................................    95

ARTICLE 13. Plan Administration...........................................    97
   13.01   Named Fiduciary................................................    97
   13.02   Allocation of Fiduciary and Other Responsibilities.............    97
   13.03   Quorum and Voting; Procedures..................................    97
   13.04   Service in Multiple Capacities.................................    98
   13.05   Powers and Authority...........................................    98
   13.06   Powers of Plan Administrator...................................    98
   13.07   Powers of Benefit Finance Committee............................    99
   13.08   Advisors......................................................     99
   13.09   Powers not Exclusive...........................................    99
   13.10   Limitation of Liability; Indemnity.............................    99

ARTICLE 14. Amendment and Termination.....................................   100
   14.01   Amendment and Termination......................................   100

ARTICLE 15. Funding.......................................................   100
   15.01   Trust Agreement and Other Funding..............................   100


                                       v

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
EXHIBIT A  SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
              WHO INCUR A "RESTRUCTURING TERMINATION".....................   1

SCHEDULE A - EFFECTIVE JANUARY 1, 2004  SCHEDULE OF BASIC PLAN
                DENTAL BENEFITS BASED ON CODE OF DENTAL PROCEDURES
                AND NOMENCLATURE PREPARED BY COUNCIL ON DENTAL
                CARE PROGRAMS OF ADA......................................   1

SCHEDULE B SCHEDULE OF OPTIONAL PLAN DENTAL BENEFITS......................   1

                                    * * * * *


                                       vi

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                     BROWN & WILLIAMSON TOBACCO CORPORATION
                                HEALTH CARE PLAN
                             FOR SALARIED EMPLOYEES

                       (As Amended Through July 29, 2004)

                                    PREAMBLE

     BROWN & WILLIAMSON TOBACCO CORPORATION (the "Company") adopted the Brown & Williamson Tobacco Corporation Comprehensive Health Care Plan and Separate Options for Salaried Employees (the "Prior Plan"), effective as of July 1, 1988, to provide health care benefits to Eligible Employees of Brown & Williamson Tobacco Corporation, BATUS Inc., Brown & Williamson Industries, Inc., and effective as of December 1, 1988, B.A.T Capital Corporation, and their eligible dependents. Effective the close of business, December 31, 1990, health care plans of certain companies previously included within a controlled group of corporations with the Company were merged into this Plan for administrative purposes, as set forth herein.

     Effective January 1, 1992, the Company amended and restated in its entirety the Prior Plan under the name of the Brown & Williamson Tobacco Corporation Health Care Plan for Salaried Employees (the "Plan") which incorporated into a single plan document all plans providing self-insured health care benefits to salaried employees of the Company and their eligible dependents. In particular, effective as of such date, the Brown & Williamson Tobacco Corporation Health Care, Dental and Vision Plan for Salaried Employees, as then in effect, was merged with this Plan. Effective August 6, 2002, the ATCO Plan (as defined in
Section 2.11) was merged into this Plan.

     The Plan, as restated January 1, 1992, and as amended through December 16, 2002, was again restated to consolidate all amendments previously adopted, and to incorporate certain technical and compliance revisions not previously incorporated into the Plan, with effect from January 1, 2002 (except and to the extent otherwise specifically noted in the Plan), which restatement was approved and executed by an officer of this Company thereunto duly authorized, under date of September 11, 2003.

     The Plan, as restated effective January 1, 2002, and as amended through March 8, 2004, was further amended by resolution of the Board of Directors of the Company adopted July 29, 2004. As so amended the Plan reads as follows:

                                   ARTICLE 1.

                                   Definitions

1.01 Annual Out-of-Pocket Limit. The term "Annual Out-of-Pocket Limit" means the specific amount of specified Covered Charges paid by a Participant in a Benefit Period that is set forth in Section 4.02. The calculation of the Annual Out-of-Pocket Limit shall not include any of the following: Copayments; Review Deductibles; any charges resulting from a reduction in benefits due to a Participant's failure to comply with the requirements of Section 6.01; or other charges and expenses not covered by the Plan, such as charges in excess of reasonable and customary fees, charges in excess of Plan maximums, and charges for non-Covered Services.

1.02 Ambulance. The term "Ambulance" means an air or ground vehicle designed and used only for transporting the sick and injured that contains all life saving equipment and staff required by state and local laws.

1.03 Bed Patient. The term "Bed Patient" means a Participant who must be confined to a Hospital or other institutional Provider and for whom a room and board charge is made.

1.04 Benefit Period. The term "Benefit Period" means the period of time against which certain benefit allowances are measured. Each Benefit Period begins on the first day of January of each year and ends on the last day of December of the same year.

1.05 Claims Administrator. The term "Claims Administrator" means a person or organization designated in accordance with Section 13.06(a)(5) to receive and administer claims. The Claims Administrator shall have discretionary authority to determine eligibility for benefits, including the approval and denial of claims filed by or on behalf of Participants for benefits under the Plan.

1.06 Code. The word "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.07 Coinsurance. The word "Coinsurance" means that percentage of Covered Charges which is payable by the Plan or a Participant during a Benefit Period, after any Deductible is paid, as set forth in the Schedule of Benefits. The calculation of Coinsurance does not include charges and expenses not covered by the Plan, such as charges in excess of reasonable and customary fees and charges for non-Covered Services.

1.08 Company.

(a)  The word "Company" means:

     (1) Effective the date of closing (the "Closing") of the transactions contemplated by the Business Combination Agreement dated October 27, 2003, between Brown & Williamson Tobacco Corporation and R.J. Reynolds Tobacco Holdings, Inc. (the "Business Combination"), Reynolds American Inc., and any successor thereto, and any Related Company that adopts the Plan (collectively, "RAI"); and

     (2) Prior to Closing (as defined in paragraph (1) above), Brown & Williamson Tobacco Corporation, any successor thereto, and any Related Company that adopts the Plan.

     Effective immediately prior to Closing, Brown & Williamson Tobacco Corporation and each Related Company that had adopted the Plan prior to Closing shall be deemed to have withdrawn from and shall no longer maintain the Plan for its employees.

(b)  [Reserved].

1.09 Continuation Coverage. The term "Continuation Coverage" means the coverage which a Participant may elect, at such Participant's sole expense, as provided in Article 10.

1.10 Continued Stay Review. The terms "Continued Stay Review" means a review in which the Participant, subsequent to admission to a Hospital and/or commencement of a course of treatment, receives an assessment by a health care coordinator and/or a physician-advisor of the Medical Necessity of such admission and/or course of treatment.

1.11 Copayment. The word "Copayment" means the set dollar amount a Participant must pay at the time certain Covered Services are rendered by a Network Provider, which shall not be more than the actual price of the Service. A separate Copayment is payable for each Network Physician's Office Visit, each Hospital Emergency Room visit, each Urgent Care Facility visit and each prescription. Copayments for Prescription Drugs are specified in
     Article 7 and Copayments for other Covered Services are specified in the Schedule of Benefits. Copayments do not count toward the Deductible or the Annual Out-of Pocket Limit.

1.12 Covered Charges.

(a) The term "Covered Charges" means, (1) with respect to Network Providers, the negotiated fees that Network Providers have agreed to charge Participants for Covered Services; (2) with respect to the Basic Dental Plan, the fees set forth in Schedule A for Covered Services, subject to
     Article 8; (3) with respect to the Vision Plan, the fees set forth in
     Section 9.01 for Covered Services, subject to Section 9.02; and (4) travel expenses to the extent covered in Section 3.13.

(b) The term "Covered Charges" means reasonable and customary fees for Covered Services payable by the Plan (a) to Non-Network Providers in accordance with column (c) of Section 3.02; (b) to Network and Non-Network Providers in accordance with column (d) of Section 3.02; and (c) to Providers under the Optional Dental Plan. The Claims Administrator shall have the sole authority and discretion to determine the amounts which constitute reasonable and customary fees. For purposes of this Section 1.12(b), a reasonable and customary fee is an amount that is equal to the lesser of:

     (1) The fee most often charged in the geographical area where the Service was performed;

     (2)  The fee most often charged by the Provider for identical Services;

     (3)  The fee which is recognized as reasonable by a prudent person;

     (4) The fee determined by comparing charges for similar Services to a national database adjusted to the geographical area where the Services or procedures were performed; or

     (5) The fee determined by using a national relative value scale. Relative value scale means a methodology that values medical procedures and Services relative to each other that includes, but is not limited to, a scale in terms of difficulty, work, risk, as well as the material and outside costs of providing the Service, as adjusted to the geographic area where the Services or procedures were performed.

(c) Covered Charges are subject to all provisions of the Plan, including limitations and exclusions. The Plan shall treat a Covered Charge as incurred on the date the Covered Service was provided. No fee, expense or other charge shall be a Covered Charge unless it is incurred by a Participant for Covered Services.

1.13 Covered Services.

(a) The term "Covered Services" means, the Services specifically described in the provisions setting forth the Plan's benefits, subject to subsection
     (b).

(b) Except as expressly provided otherwise in Sections 3.07, 3.14(c), 3.14(j) and 3.21, a Service shall not be a "Covered Service" under the Plan unless
     (1) the Service is incurred by a Participant due to Injury or Illness; (2) the Service is expressly covered by the Plan; (3) the Claims Administrator determines that the Service is Medically Necessary (or dentally necessary as to the Dental Plan); (4) the Service is consistent with the condition for which the Participant is being treated; and (5) the Service is ordered or provided by a Physician. Covered Services are subject to Articles 5 and 6 and the other limits, exclusions, terms and conditions set forth in the Plans.

1.14 Custodial Care. The term "Custodial Care" means care which is not primarily provided for its therapeutic value in the treatment of an Illness or Injury, but which is minimal, ambulatory, or part-time care Services, or Services designed to assist in the activities of daily living. Custodial Care includes, but is not limited to, help with walking, dressing, bathing, eating, toileting, preparing special diets, taking medication and supervision over self administration of medications not requiring constant attention of trained medical personnel, without regard to whether a Physician has prescribed, recommended or performed such Services.

1.15 Deductible. The word "Deductible" means, with respect to the Medical Plan, the dollar amount of Covered Charges specified in Section 4.01 that must be paid by a Participant before the Plan will pay any Covered Charge during a Benefit Period. The word "Deductible" means, with respect to the Dental Plan, the dollar amount of Covered Charges specified in Section 8.02 that must be paid by a Participant before the Plan will pay any Covered Charges listed in Sections 8.06 and 8.07. The calculation of a Participant's Deductible shall not include any Copayments, Review Deductibles, or other charges and expenses not covered by the Plan, such as charges in excess of reasonable and customary fees and charges for non-Covered Services. The calculation of a Participant's Medical Plan Deductible shall not include any Dental Plan Deductible paid by the Participant, and the calculation of a Participant's Dental Plan Deductible shall not include any Medical Plan Deductible paid by the Participant.

1.16 Dental Benefits. The term "Dental Benefits" means those benefits specifically provided under the Dental Plan set forth at Article 8, subject to all terms and conditions contained herein.

1.17 Dentist. The word "Dentist" means a Doctor of Dental Surgery (DDS), Doctor of Dental Medicine (DDM), or Doctor of Dental Science (DS) who is duly licensed by the applicable licensing authority.

1.18 Dependent.

(a) The word "Dependent" means an Employee-Participant's, or a Retired Participant's (subject to Section 2.08), spouse, any unmarried child under age 21, any unmarried child under age 25 who attends school as a full-time student, and any eligible unmarried handicapped child. Notwithstanding any other provision of this Section 1.18, an individual shall be classified as a Dependent if and only if that individual is a dependent of the Employee-Participant within the meaning of section 152 of the Code, except that this sentence shall not apply to any child for whom the Employee-Participant or the spouse-Participant has a legal obligation, under a divorce decree or other court order, to provide health care expenses. The term "child" includes a natural child, a stepchild and a legally adopted child. Subject to the above age restrictions, the term "child" also includes a child for whom legal guardianship (which includes the obligation to provide health care expenses) has been awarded to the Employee-Participant, and any child for whom the Employee-Participant or the spouse-Participant has a legal obligation, under a divorce decree or other court order, to provide health care expenses. A child will be considered handicapped if, but only if, the Claims Administrator determines that he or she satisfies each of the following requirements: (1) the child is not able to earn his or her own living because of a mental or physical disability that is expected to continue indefinitely; (2) such disability commenced while the child was a Dependent-Participant and prior to the child's attaining age 21, or age 25 if he or she attends school as a full-time student; and (3) the child depends on the Employee-Participant for more than 50 percent of his or her support. A child shall not be eligible for Dependent coverage if the child is married. The Plan may require proof of a child's marital status and handicapped status from time to time.

(b) "Dependent" excludes anyone covered as an Employee or Retired Employee. Effective prior to November 1, 2001, the term "Dependent" excluded anyone in active military service, subject to Section 12.07. No Employee-Participant shall be eligible for benefits as a Dependent-Participant, and no Dependent-Participant shall be eligible for benefits as an Employee-Participant. No person may be a Dependent of more than one Employee (except in case of divorce).

(c) The term "adopted child" as used in subsection (a) above shall include dependent children placed with an Employee-Participant for adoption, irrespective of whether the adoption has become final. For this purpose the words "placed" or "placement" mean the assignment and retention by the Employee-Participant of a legal obligation for total or partial support of such child in anticipation of adoption of such child.

(d) The Claims Administrator shall determine in its sole discretion whether a child is a full-time student. The determination of a child's status as a full-time student shall be based on such verification from the child's school as the Claims Administrator shall deem appropriate, based on the following guidelines:

     Verification shall be provided to the Claims Administrator twice each Plan Year, but not more than once with respect to the same semester or similar academic period ("verification period"). Verification will be satisfactory only if the student is enrolled as a full-time student as defined by the school (generally, for at least 12 hours of credit during the verification period), except as follows: If a student qualifies as a junior or a senior (as defined by the school), the Claims Administrator will take into account special circumstances resulting in enrollment in fewer than 12 hours in any verification period such as the unavailability of required courses.

1.19 Dependent-Participant. The term "Dependent-Participant" means a Dependent who is a Participant.

1.20 Effective Date. The term "Effective Date" means the day, month and year a given Participant's coverage begins.

1.21 Eligible Employee.

(a) The term "Eligible Employee" means any Employee; provided, however, that an Employee shall not be eligible during any period in which such Employee is:

     (1)  employed on a temporary or seasonal basis;

     (2) employed on a part-time basis (i.e., the Employee's normal and customary work week is less than 40 hours per week), except Prime-Time Employees as defined in Section 1.23(a);

     (3) included in a unit subject to collective bargaining unless the applicable collective bargaining agreement provides otherwise;

     (4) a non-resident alien who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Company which constitutes earned income from a source within the United States (within the meaning of Section 861(a)(3) of the Code); or

     (5) covered by another health care plan of the Company or a Related Company that provides similar health care coverage, unless and to the extent the Employee and the Company have agreed otherwise in writing.

(b) The term "Eligible Employee" shall not, except with respect to the Optional Dental Plan described in Article 8, include any employee whose primary employment duties with the Company relate to a business operation which, prior to March 1, 1995, was part of the American Tobacco Company or Golden Belt Manufacturing Company.

1.22 Emergency Care. The term "Emergency Care" means the first treatment given in a Hospital emergency room for the treatment of a sudden and, at that time, unexpected Illness or Injury manifesting itself by acute symptoms of sufficient severity that the absence of immediate medical attention could reasonably result in (a) permanently placing the Participant's life in jeopardy, (b) causing other serious medical consequences, (c) causing serious impairment to bodily functions, or (d) causing serious and permanent dysfunction of any body organ or part. The Claims Administrator shall determine in its sole discretion whether treatment constitutes Emergency Care, and its decision will be based on the symptoms at the time of treatment, as documented by the treating Physician. Emergency Care does not include Ambulance charges.

1.23 Employee.

(a) Subject to subsections (b), (c) and (d) below, the term "Employee" means any individual who is classified by the Company as an employee of the Company for federal income tax withholding purposes and is either (1) a full-time salaried employee, or (2) a Prime-Time Employee. The term "full time salaried employee" means a salaried employee whose normal and customary work week is at least 40 hours per week. The term "Prime-Time Employee" means a part-time employee who works at least 20 hours per week and who has at least 5 years of prior continuous service with the Company as a full time salaried employee. The term "Employee" includes an hourly-paid employee if the Company has classified the employee as a salaried employee for purposes of eligibility under this Plan.

(b) The term "Employee" excludes all employees of the Company employed within the State of Hawaii, except that full-time salaried employees within Hawaii shall be eligible for Dental Benefits.

(c) Notwithstanding Section 1.23(a), the term "Employee" shall include any individual who is classified by the Company as a full-time salaried employee, who is a bona fide resident of Puerto Rico (within the meaning of Section 933 of the Code), and who is not domiciled in one of the fifty United States or the District of Columbia, if, but only if, such individual would be an employee of the Company for federal income tax purposes if he or she were a resident of the United States.

(d) An individual who is determined by a governmental agency or court to be an employee of the Company for federal income tax withholding purposes, even though not previously so classified by the Company, shall be treated as such from the date of such final and nonappealable determination (even though the reclassification otherwise has an earlier effective date), but shall in all events be treated as an employee other than an "Employee."

1.24 Experimental or Investigational.

(a) The word "Investigational" means any treatment, equipment, new technology, drug, device, supply, procedure, facility or Service that is not recognized as effective medical practice or that is being studied to determine if it should be used for patient care or whether it is effective. The Claims Administrator shall have the sole right to determine in its sole discretion what is Investigational.

(b) In determining whether any treatment, equipment, new technology, drug, device, supply, procedure, facility or Service is Investigational, the view of the state or national medical communities shall be considered as well as whether:

     (1) there has been final approval from the appropriate government regulatory bodies;

     (2) scientific evidence permits conclusions concerning the effect on health outcome;

     (3) the net health outcome for the patient is improved, as much or more than established alternatives; and

     (4) improvement in the patient's condition would be attainable through the use of more conventional or widely recognized treatment alternatives.

     Treatment may be considered Investigational within this definition even if a Physician has previously prescribed, performed, ordered, recommended or approved such treatment. The Claims Administrator shall not be bound by any approval of the U.S. Food and Drug Administration (FDA), but any drugs or devices classified as investigational by the FDA shall be Investigational. Drugs or devices are Investigational if they not approved by the FDA for treatment of the condition for which they are prescribed.

1.25 Employee-Participant. The term "Employee-Participant" means an Eligible Employee who is a Participant.

1.26 ERISA. The acronym "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.27 Family.  The word "Family" means the Participant and one or more
     Dependents.

1.28 Flex Plan. The term "Flex Plan" means the Brown & Williamson Tobacco Corporation Flexible Benefits Plan, a cafeteria plan within the meaning of
     Section 125 of the Code, as adopted effective as of July 1, 1988, and as amended from time to time thereafter. All terms of the Flex Plan, as amended from time to time, are incorporated fully by reference herein.

1.29 FMLA. The term "FMLA" means the Family and Medical Leave Act of 1993, as amended from time to time.

1.30 Home Health Care Agency. The term "Home Health Care Agency" means a Hospital or non-profit or public home health care agency that satisfies each of the following requirements: (1) it is licensed as a home health agency by the state where it operates, or is certified to participate in Medicare as a home health agency, (2) it primarily provides skilled nursing Services and other therapeutic Services supervised by a Physician or registered graduate nurse, (3) it maintains clinical records, and (4) it does not primarily provide Custodial Care or care for Mental Health Conditions.

1.31 Hospice Agency. The term "Hospice Agency" means an organization which has the primary purpose of providing hospice Services and which either participates in the Network or satisfies the following requirements: (a) licensed and operated in accordance with the laws of the state in which it does business; (b) certified as a home health care agency under Titles XVII and XIX of the Social Security Act; (c) accredited by the joint Commission on Accreditation of Hospitals as a hospice; and (d) provides in-home health care Services which conform to the standards of a Hospice Program of Care as adopted by the Board of Directors of the National Hospice Organization.

1.32 Hospice Facility. The term "Hospice Facility" means a facility or part of a facility the principal purpose of which is to provide Hospice Care, and which (a) is licensed and operated in accordance with the laws of the state in which it does business; (b) provides treatment by or under the care of Physicians whenever a Participant is in the facility; (c) keeps medical records of each patient; (d) has an ongoing quality assurance program; (e) provides 24-hour-a-day nursing Services under the direction of a registered nurse; (f) and has a full-time Administrator.

1.33 Hospital or Health Care Facility.

(a) The terms "Hospital" or "Health Care Facility" mean a legally operated institution which is accredited by the Joint Commission on the Accreditation of Hospitals, and is supervised by a staff of Physicians, and provides 24-hour-a-day nursing Services by registered nurses and is primarily engaged in providing general or specialized medical/psychiatric care and treatment through medical, diagnostic and/or major surgical facilities on its premises or under its control.

(b) In no event will the term "Hospital" include a nursing home or an institution or part of one which (1) is primarily a facility for convalescence, nursing, rest, or the aged; (2) furnishes primarily intermediate domiciliary or Custodial Care, including training in daily living routines; or (3) is operated as a school.

1.34 Illness. The term "Illness" means a disorder or disease of the mind or body, including dental and vision conditions, which, if left untreated, will result in a deterioration of a Participant's state of health or body systems. For purposes of this Plan, the term "Illness" shall include pregnancy.

1.35 Injury. The term "Injury" means an injury, including complications arising from that injury, to the body that is definite as to time and place and that is a sudden or unforeseen result of an external agent or trauma, and which is independent of Illness.

1.36 Immunization. The term "Immunization" means any immunization or injection that is Medically Necessary, and the following without regard to Medical
     Necessity: diphtheria, pertussis, tetanus, polio, measles, chicken pox, mumps, rubella, hepatitis B, HIB, pneumonia, and influenza. The Plan Administrator may, based on generally accepted medical standards, add any other preventative injection treatment to the list of immunizations that will be provided without regard to Medical Necessity.

1.37 Inpatient.  A Participant who is a Bed Patient.

1.38 Maternity. The term "Maternity" means normal pregnancy and delivery, ectopic pregnancy, miscarriage, cesarean section delivery and related medical complications.

1.39 Medical Plan. The term Medical Plan" means the benefits specifically described in Articles 3 and 7 and Section 2.07, subject to the applicable Copayments, Deductibles, Coinsurance, Annual Out-of-Pocket Limits, Pre-admission Review, Continued Stay Review and Case Management rules and other limits, exclusions, terms and conditions set out in this Plan.

1.40 Medically Necessary.

(a) The term "Medically Necessary" or "Medical Necessity" means a Service (including supplies, equipment and drugs) furnished by a Physician or Hospital or prescribed by a Physician, if, but only if, the Claims Administrator determines in its sole discretion that the Service is required for the diagnosis or treatment of the Participant's Illness or Injury. A Service shall be deemed "required" if, but only if,

     (1) as to a diagnostic procedure, it is indicated by the health status of the Participant and is as likely to result in information that could affect the course of treatment as, and no more likely to produce a negative outcome than, any alternative Service, both as to the Illness or Injury involved and the Participant's overall health condition;

     (2) as to treatment, it is as likely to produce a significant positive outcome as, and no more likely to produce a negative outcome than, any alternative Service, both as to the Illness or Injury involved and the Participant's overall health condition; and

     (3) as to diagnosis and treatment, it is no more costly (taking into account all health expenses incurred in connection with the Service) than any alternative Service to meet the tests set forth in this definition.

(b) To be "Medically Necessary" a Service must be consistent with the Participant's diagnosis and treatment, in accordance with standards of good medical practice, not solely for the convenience of the Participant or the Provider, and furnished in the least intensive type of medical care setting required by the Participant's medical condition. The fact that a Physician or another provider has furnished, prescribed, ordered, recommended or approved a Service does not of itself make the Service Medically Necessary. The determination of Medical Necessity shall be made by the Claims Administrator based on a review of the medical records describing the Participant's condition and treatment. When applied to the care of an Inpatient, Medical Necessity means that the Participant's medical condition or symptoms require that the Services cannot be safely provided as an Outpatient.

1.41 Mental Health Condition. The term "Mental Health Condition" means a condition which manifest symptoms that are primarily mental or nervous, regardless of any underlying physical cause. A Mental Health Condition includes, but is not limited to, psychoses, neurotic and anxiety disorders, schizophrenic disorders, affective disorders, personality disorders, and psychological or behavioral abnormalities associated with transient or permanent dysfunction of the brain or related neurohormonal systems. In determining whether or not a particular condition is a Mental Health Condition, the Claims Administrator Plan may refer to the current edition of the Diagnostic and Statistical manual of Mental Conditions of the American Psychiatric Association, or the International Classification of Diseases (ICD) manual.

1.42 Network.

(a) The term "Network" means certain Providers who have entered into agreements through which their fees and expenses for Covered Services are established, as follows:

     (1) Prior to January 1, 2005, the Networks are: Secure Health Plan of Georgia (only for Participants employed at the Company's Macon, Georgia, facility); CIGNA (for Participants in Georgia, Tennessee, South Carolina and North Carolina, and, effective May 1, 2001, for Participants in Utah); Private Health Care System (for Participants in all states except Georgia, Tennessee, South Carolina, North Carolina and, prior to May 1, 2001, Utah); and the LifeSource Program for organ and tissue transplants.

     (2) Effective beginning on January 1, 2005, the Networks are: (1) Secure Health Plan of Georgia only for Participants employed at the Company's Macon, Georgia facility; (2) CIGNA for all Participants in all states, and (3) the LifeSource Program for organ and tissue transplants.

(b) If the Network applicable to a Participant is not a member of the LifeSource Program, then the above references to the LifeSource Program shall be deemed references to the transplant network, if any, in which the Participant's Network is a member. The CIGNA Network was formerly referred to as the PPN Network.

1.43 Network Provider. The term "Network Provider" means a Provider that is a party to an agreement through which the Provider's fees, including the amount of any Copayment, for Covered Services are determined based on negotiated fee structures.

1.44 Non-Network Provider. The term "Non-Network Provider" means a Provider that does not satisfy the definition of a Network Provider.

1.45 Normal Cost.

(a) The term "Normal Cost" means, for each level of medical coverage provided under the Plan for Retired Participants, the total cost of such coverage (inclusive of claims cost and administrative expense), prior to the allocation of such cost between the Company and the Retired Participant (or Dependent, as applicable), determined as follows:

     (1) for Retired Participants and Dependents under the age of 65 and not eligible for Medicare, Normal Cost is based on the "total active-Employee rate" for medical coverage in effect from time to time under the Plan, based upon the medical claims experience for all active Employee-Participants (and their Dependents) under age 65; and

     (2) for Retired Participants and Dependents age 65 and above or eligible for Medicare, Normal Cost is the "Medicare supplement rate" in effect from time to time under the Plan, based upon the medical claims experience for all Retired Participants (and their Dependents) age 65 and above.

(b) Subject to subsection (c) below, the Normal Cost shall be adjusted from time to time in such amount as the Plan Administrator, in its sole discretion, deems necessary in accordance with sound actuarial practice.

(c) Effective as of the closing date ("Closing Date") of the transactions contemplated by the Business Combination Agreement dated October 27, 2003, by and between Brown & Williamson Tobacco Corporation and R.J. Reynolds Holdings, Inc. ("Agreement"), the provisions set forth below shall apply. If the transactions contemplated by the Agreement do not occur, then this subsection (c) shall have no effect.

     (1) The Normal Cost for Retired Participants and Dependents under the age of 65 and not eligible for Medicare (as described in subsection (a)(1) above) and the Normal Cost for Retired Participants and Dependents age 65 and above or eligible for Medicare (as described in subsection
          (a)(2) above) shall be based on the 2004 Plan Year Normal Cost for each group, with future adjustments as described in paragraph (2) below.

     (2) Commencing with Plan Year 2005, and for each subsequent Plan Year, annual increases in the Normal Cost shall be determined as follows:

          (A) Normal Cost for Retired Participants and Dependents under the age of 65 and not eligible for Medicare (as described in subsection
               (a)(1) above) shall be limited to the annual increase applicable to the medical plan of Reynolds American Inc, or its affiliates, with the largest classification or group of active members that has credible experience (irrespective of actual increases in the total cost of coverage); provided that if experience for any such classification or group falls below the actuarially-determined threshold for credible experience, then future annual increases shall be limited to the percentage increase in the medical component of the CPI index applicable to the then current Plan Year, as published by the US Department of Labor (or other comparable index, if such index is discontinued or not available).

          (B) Normal Cost for Retired Participants and Dependents age 65 and above or eligible for Medicare (as described in subsection (a)(2) above) shall be limited to the annual increase applicable to the medical plan of Reynolds American Inc, or its affiliates, with the largest classification or group of Medicare-eligible members that has credible experience (irrespective of actual increases in the total cost of coverage); provided that if experience for any such classification or group falls below the actuarially-determined threshold for credible experience, then future annual increases shall be limited to the percentage increase in the medical component of the CPI index applicable to the then current Plan Year, as published by the US Department of Labor (or other comparable index, if such index is discontinued or not available).

          For purposes of this paragraph (2), a medical plan with credible experience is defined as a plan having not fewer than 2,000 covered lives (i.e. employees, retirees and dependents) as of the beginning of any Plan Year

1.46 Office Visit. The term "Office Visit" means medical care services rendered by a Physician in the Physician's office to a Participant for the examination, diagnosis or treatment of a covered Illness or Injury.

1.47 Outpatient. The word "Outpatient" means a Participant who receives Covered Services while not a Bed Patient.

1.48 Outpatient Facility. A permanent facility that is duly licensed by the appropriate governmental agencies to diagnose and treat Illnesses and Injuries and that is operating within the scope of its licenses, except that the term "Outpatient Facility" does not include (a) any facility that provides accommodations for patients to stay overnight, or (b) any independent lab or X-ray facility.

1.49 Participant. The term "Participant" means any Eligible Employee or Retired Participant, and their Dependents, who participate in the Plan in accordance with Article 2 or Article 10.

1.50 Physician. The term "Physician" means any Doctor of Medicine (MD) who is legally qualified and licensed to practice medicine and/or perform surgery.

1.51 Plan. The term "Plan" means the Brown & Williamson Tobacco Corporation Health Care Plan for Salaried Employees, as set forth herein, and as amended from time to time thereafter.

1.52 Plan Administrator or Administrator. The terms "Plan Administrator" or "Administrator" mean the Plan Administrator, as described in Section 13.01.

1.53 Pre-Admission Certification. The term "Pre-Admission Certification" means a certification or decision arrived at through Pre-Admission Review in which a health care coordinator and/or a Physician advisor have determined that a Hospital admission and/or course of treatment is Medically Necessary.

1.54 Pre-Admission Review. The term "Pre-Admission Review" means a review as provided under Section 6.01.

1.55 Primary Residence. The place where a Participant resides for the majority of the Benefit Period with the intention of making his or her permanent home there and not for a temporary purpose.

1.56 Provider.

(a) The term "Provider" means: (1) a practitioner who is licensed by the appropriate state agency to diagnose or treat Injuries and Illnesses and who provides Services within the scope of that license; (2) a facility, institution or clinic that is duly licensed by the appropriate state agency and is primarily established and operating within the scope of its license; and (3) an Ambulance Service.

(b) Subject to subsection (a) above, the term "Provider" includes a Physician, Hospital, Dentist, Skilled Nursing Facility, podiatrist (DPM), anesthetist, nurse anesthetist, certified registered nurse, anesthetist, chiropractor, licensed clinical social worker, community home healthcare agency, independent clinical laboratory, independent radiology facility, licensed practical nurse, outpatient psychiatric facility, psychiatric hospital, registered nurse, rehabilitation facility, optometrist, pharmacy, midwife, doctor of osteopathy (DO), physical therapist, occupational therapist, speech pathologist (PO), Outpatient Facility, Urgent Care Facility, freestanding dialysis facility, or clinical psychologist (Ph.D.). The term Provider does not include a Participant or the Participant's spouse, parent, child, grandparent, grandchild, or any sibling by blood, marriage or adoption.

1.57 Psychiatric Facility. The term "Psychiatric Facility" means a Provider primarily engaged in providing diagnostic and therapeutic Services for the treatment of Mental Health Conditions. The facility must be operated in accordance with the laws of the jurisdiction in which it is located and provide treatment by or under the care of Physicians whenever the patient is in the facility.

1.58 Related Company. The term "Related Company" means any trade or business, whether or not incorporated, which, at the time of reference, is either a member of a controlled group of corporations within the meaning of section 414(b) of the Code which includes

     Reynolds American Inc. (or prior to Closing (as defined in Section 1.08(a)(1)) Brown & Williamson Tobacco Corporation), or is under common control with Reynolds American Inc. (or prior to Closing (as defined in Section 1.08(a)(1)) Brown & Williamson Tobacco Corporation) within the meaning of section 414(c) of the Code.

1.59 Retirement Plan. The term "Retirement Plan" means a plan maintained by the Company and qualified under Section 401 of the Code, and shall include any other retirement plan designated by the Company.

1.60 Retired Participant.

(a) The term "Retired Participant" means an Employee-Participant whose employment with the Company has terminated pursuant to the normal, disability or early retirement provisions of the Retirement Plan applicable to the Participant (except retirements under the "Rule of 60" or the "Rule of 65" as defined therein), or who is deemed to be a Retired Participant pursuant to Sections 2.08(c), 2.08(d), 2.12, 2.13, 2.14, 2.15 or 2.16 of
     this Plan; provided that such person is an eligible Employee-Participant in this Plan at the time of employment termination (except as provided in Sections 2.15 and 2.16).

(b) The term "Retired Participant" shall not include any Employee-Participant whose right to benefits under the Retirement Plan is based on Years of Service, but not on age or disability, nor shall it include any Employee-Participant whose right to benefits under the Retirement Plan is based on the "Rule of 60", the "Rule of 65", or a similar provision of the Retirement Plan, except to the extent such Employee-Participant is a deemed Retired Participant under Section 2.08(c) or (d).

(c) An Employee who is a Prime-Time Employee on the date of termination of employment shall not be a "Retired Participant" unless he or she has completed ten (10) Years of Service as a full-time salaried employee.

(d) Except as provided in Section 2.08(c)(2) or Section 2.15, effective as of the Closing, the term "Retired Participant" shall exclude former employees of Brown & Williamson Tobacco Corporation (or a Related Company) who had not met the eligibility requirements of subsection (a) above as of the first to occur of: (1) termination of employment for any reason after Closing, or (2) commencement of regular employment with RAI (as defined in Section 2.01(b)(3)).

1.61 Review Deductible. The term "Review Deductible" means the amount the Participant is responsible to pay for otherwise covered charges incurred for each failure to obtain or comply with a Pre-Admission Review and/or a Continued Stay Review.

1.62 Schedule of Benefits. The term "Schedule of Benefits" means the schedule at Section 3.02, which sets forth the Copayments, Coinsurance and Deductibles payable by Participants each Benefit Period for Covered Services, based on whether the Covered Services are performed by Network Providers or by Non-Network Providers. Section

     3.02 is subject to Sections 2.08 and 4.02, Article 6 and the other limits, exclusions, terms and conditions of the Plan.

1.63 Schedule of Covered Dental Expenses. The term "Schedule of Covered Dental Expenses" means the maximum benefits payable for dental Services and supplies when performed or prescribed by a Dentist or Physician, according to Schedules A and B.

1.64 Services. The term "Services" means procedures, surgeries, exams, consultations, advice, diagnosis, referrals, treatment, room and board, tests, supplies, drugs, devices, Ambulance transportation and technologies rendered, dispensed or administered by Providers.

1.65 Skilled Nursing Care. The term" Skilled Nursing Care" means care needed for Illness or Injury, which (a) requires the Services of skilled professional medical personnel, such as registered nurses or professional therapists, (b) is ordered by a Physician, and (c) is provided in accordance with a treatment plan approved by a Physician.

1.66 Skilled Nursing Facility. The term "Skilled Nursing Facility" means a voluntary or proprietary institution which is primarily engaged in providing Skilled Nursing Care and related Services to Inpatients requiring convalescent and rehabilitative care, and which is licensed and operated in accordance with the laws of the jurisdiction in which it is located and meets the standards established by the Joint Commission of Accreditation of Hospitals and Related Facilities. Such care is rendered by or under the supervision of a Physician and eligibility for coverage is based on care rendered in compliance with Medicare established guidelines. A Skilled Nursing Facility is not, other than incidentally, a place that provides ( a) Custodial Care, or (b) care or treatment of Mental Health Conditions, alcoholism, drug abuse or pulmonary tuberculosis.

1.67 Spouse or Surviving Spouse.

(a) The terms "Spouse" or "Surviving Spouse" mean the spouse or surviving spouse of the Participant or Retired Participant; provided, however, that such a person claiming benefit under the Plan who is unable to produce a certificate of marriage issued by an appropriate civil authority shall be entitled to such benefits only if the Participant or Retired Participant with respect to whom a marriage relationship is claimed notified the Plan Administrator, in writing, of such marriage relationship and presented acceptable proof thereof to the Plan Administrator prior to the time benefits under the Plan are provided to the Spouse. The term "Spouse" shall also include a spouse who is legally separated from a Participant or Retired Participant until such time as such Participant and Spouse are legally divorced.

(b) Notwithstanding subsection (a) above, if a Participant has been abandoned (within the meaning of local law), no person claiming spousal benefits arising under such relationship shall be treated as a Spouse or Surviving Spouse for any purpose under this Plan.

1.68 Substance Abuse. The term Substance Abuse" means alcoholism, or dependence, addiction or abuse of: alcohol, chemicals, or drugs.

1.69 Substance Abuse Treatment Facility. The term "Substance Abuse Treatment Facility" means a Provider that is primarily engaged in providing detoxification and rehabilitation treatment for Substance Abuse. The facility must be operated and licensed in accordance with the laws of the jurisdiction in which it is located and provide treatment by or under the care of Physicians whenever the patient is in the facility.

1.70 Therapy Services.

(a) The term "Therapy Services" means Services or supplies used for the treatment of an Illness or Injury to promote the recovery of the Participant. Therapy Services include, but are not limited to:

     (1) "Physical Therapy," which is the treatment by physical means, hydrotherapy, heat or similar modalities, physical agents, biomechanical and neurophysiological principles, and devices to relieve pain, restore maximum function, and prevent disability following Illness, Injury, or loss of a body part.

     (2) "Respiratory Therapy," which is the introduction of dry or moist gases into the lungs for treatment purposes.

     (3) "Speech Therapy," which is treatment rendered to restore speech loss or impairment to a person who has lost existing speech functions due to an Illness or Injury.

     (4) "Cardiac Rehabilitation," which is the treatment provided to individuals who have suffered a heart attack, have had heart surgery, or other cardiac problems.

     (5) "Occupational Therapy," which is a treatment program of prescribed activities, emphasizing coordination, designed to assist a person to regain independence, particularly in the normal activities of daily living, including occupational therapy rendered with respect to confinement in a Hospital as a Bed Patient for nervous and mental disorders and/or alcohol or drug abuse treatment.

(b)  [Reserved].

1.71 Treatment Plan. The term "Treatment Plan" means a written report prepared by a Dentist showing the recommended treatment for any dental disease, defect, or injury to be rendered for a Participant while coverage under the Plan is in effect. It shall include supporting oral examination findings, X-rays, and a statement of charges.

1.72 Urgent Care Facility. A permanent facility that is licensed and provides treatment by and under the supervision of Physicians for Injuries and for Illnesses which are, at the time, unexpected and not chronic.

1.73 Vision Plan. The term "Vision Plan" means the benefits specifically described in Article 9, subject to all limits, exclusions, terms and conditions set forth in this Plan.

1.74 Year of Service. The term "Year of Service" means a year of Qualifying Service counted under any Retirement Plan for an Eligible Employee. If an Employee or the Employee's beneficiary becomes eligible for a disability or death benefit under the Retirement Plan for Salaried Employees of Brown & Williamson Tobacco Corporation, then for the purpose of determining the cost of coverage under Section 2.08(b), such Participant's Years of Service shall include the number of years and months (rounded up to the next whole year) from the date of disability, or death, to normal retirement date.

                                   ARTICLE 2.

                          Eligibility and Participation

2.01 Eligibility and Participation.

(a) Subject to subsection (b) below, an Employee who is otherwise an Eligible Employee shall automatically begin participating in the Plan on the date the Employee becomes an Eligible Employee, subject to elections available under the Flex Plan and under Section 8.01. Participation in the Plan under this subsection (a) includes the Medical Plan, the Prescription Drug Plan, the Dental Plan, the Vision Plan and the Employee Assistance Program. If an Eligible Employee is covered by another health plan of the Company or a Related Company that does not include vision care, such Eligible Employee shall automatically participate in the Vision Plan.

(b) Except as otherwise provided in Section 2.01, the following eligibility rules shall apply:

     (1) any Eligible Employee who is transferred from a business operation which, prior to March 1, 1995, was part of The American Tobacco Company or Golden Belt Manufacturing Company shall commence participation in the Plan as provided in this Section 2.01 on the later of March 1, 1995 or transfer to employment as an Eligible Employee; and

     (2) former employees of Brown & Williamson Tobacco Corporation (or a Related Company) who are employed by RAI pursuant to the "Business Combination" at and after "Closing" (as such terms are defined in Section 1.08(a)) for a "transition period" (as defined in paragraph
          (3) below), and who were Participants in the Plan immediately prior to Closing, or who first become eligible to participate while in "transitional employment" (as defined in paragraph (3) below) (taking into account service before and after Closing), shall continue to be (or, as applicable, shall become) eligible to participate in the Plan in all respects until the first to occur of (i) termination of employment for any reason, or (ii) commencement of "regular employment" with RAI (as defined in paragraph (3) below).

     (3) For purposes of this Plan, the term "regular employment" means full- or part-time ongoing employment with RAI that is not classified by RAI as transitional employment. An employee is considered to be in "transitional employment" if his or her employment is transferred to RAI in connection with the Business Combination and the employee is employed within the B&W Division of RAI for a limited period of time (a "transition period").

(c) Any other provision of the Plan to the contrary notwithstanding, the following classes of workers are excluded from eligibility to participate in the Plan:

     (1) Individuals engaged by the Company pursuant to contracts that identify them as independent contractors,

     (2) Individuals who are not paid directly by the Company (or an affiliate of the Company),

     (3)  Individuals who are not on the Company's U.S. payroll,

     (4) Individuals who are "leased employees" within the meaning of Internal Revenue Code Section 414(n) or (o),

     (5) Individuals engaged pursuant to contracts that specify that they are not entitled to participate in the Plan,

     (6) Individuals whom the Company does not treat as its employees for federal income tax withholding or employment tax purposes, except individuals described in Section 1.23(c), and

     (7) Individuals whom the Company does not classify as its employees, regardless of whether a court or administrative agency subsequently concludes that they are common-law employees (or salaried employees) of the Company or a Related Company.

     (8)  any individual who was not an Employee of the Company as defined in
          Section 1.08(a)(2) immediately prior to Closing; and

     (9) salaried Employees who enter into "regular employment" (as defined in Section 2.01(b)(3)) with RAI at and after Closing, effective the date such regular employment commences.

(d) For purposes of this Plan, the date of hire of a secondee shall be the Employee's date of hire by any Related Company. A secondee is an individual who has been temporarily assigned by a Related Company, by whom he or she was previously employed, to perform services as an Employee.

2.02 Dependents. A Dependent of an Employee-Participant shall become a Participant on the date such Employee becomes a Participant, or the date such person becomes a Dependent, whichever is later, provided such person is otherwise eligible under this Plan and the Flex Plan, such person has been properly enrolled pursuant to the Flex Plan, and the Employee agrees or has agreed to make required contributions for such Dependent coverage, if any. If permitted under the Flex Plan, a Dependent may become a Participant on a later date upon compliance with the requirements for participation set forth in the Flex Plan. If a Dependent ceases to be a Participant for any reason after the Dependent's Employee-Participant has become a Retired Employee, that former Dependent-Participant shall not again be eligible to become a Dependent-Participant.

2.03 Cessation of Participation.

(a) Any Employee-Participant and his Dependents, and any Retired-Participant and his Dependents, shall cease to be Participants under this Plan at the earliest of the following applicable events:

     (1)  An election to cease participation under the Flex Plan.

     (2) Termination of employment of the Employee-Participant for any reason, other than (A) retirement under a Retirement Plan, or (B) separation under, and subject to the terms of, a Company severance pay plan providing for the continuation of coverage for a term certain, in which event coverage shall terminate in accordance with the severance pay plan.

     (3) An Employee ceases to be an Eligible Employee or transfers to an ineligible employment status or to a Related Company, provided that if any such Participant shall by reason of such transfer be immediately covered by another health care plan, participation under this Plan shall cease immediately;

     (4) Military leave (except that this paragraph (4) shall not be effective after October 30, 2001);

     (5)  Layoff;

     (6) Death of an Employee-Participant or a Retired Participant; provided, however, that, in the case of an Employee-Participant who is married at the time of death, coverage for Dependent-Participants may continue as follows:

          (A) Coverage for a Surviving Spouse shall continue until the earlier of death or termination of the Plan,

          (B) Coverage for a surviving Dependent child shall continue until such child is no longer a Dependent as defined in Article 1.

     (7)  Termination of the Plan;

     (8) Termination of the Flex Plan in such a manner that benefits hereunder are thereby terminated.

     (9)  For a Dependent, when he ceases to be a Dependent, or, subject to
          Section 2.08, the date on which the related Employee-Participant's coverage terminates for any reason, if earlier;

     (10) Failure to make any required payments when due: or

     (11) If the Employee-Participant is on an unpaid FMLA leave, the date the Company determines the unpaid FMLA leave is terminated and the Employee-Participant does not return to work for the Company.

     (12) If a Dependent ceases to be a Participant for any reason after the Dependent's Employee-Participant has become a Retired Employee, that former Dependent-Participant shall not again be eligible to become a Dependent-Participant.

(b)  [Reserved].

2.04 Right to Conversion Coverage.

(a) Upon termination of employment or Continuation Coverage (if any), an Employee-Participant shall be notified of his or her option to purchase coverage from an insurance company selected by the Company on a direct-pay basis with accumulated time under this Plan applicable against waiting periods normally required by that insurance company. The Employee-Participant must apply for this coverage within 31 days of such termination and pay for the coverage by making timely payment of the appropriate premium.

(b) Such conversion option shall also be afforded to a Dependent-Participant who loses their status as a Dependent because of their attained age or marriage or, in the case of a Spouse, because of divorce, annulment or the like, and to a Dependent-Participant upon termination of Continuation Coverage (if any), provided, however, that such Dependent-Participant applies for such coverage within 31 days of termination of their status as a Dependent.

(c) The conversion option described in this Section 2.04 shall be subject to the following additional rules: (1) The conversion option does not include any right to obtain vision, dental or employee assistance coverage. (2) The conversion option, (including continuing coverage under the conversion policy) is not available to any individual who is (or becomes) eligible for Medicare. (3) An individual shall not be eligible for the conversion option unless he or she has been covered under the Medical Plan for at least three full consecutive months. (4) An individual shall not be eligible for coverage under a conversion policy if the conversion policy carrier determines that the individual would be over insured.

2.05 HMO Options.

(a) As an alternative means of providing health care benefits, the Plan may offer certain Participants the option of membership in one or more health maintenance organizations

     (HMOs), provided such Participant resides within an applicable HMO service area. Upon request of any Participant, the Plan Administrator shall provide the names and limited information regarding available HMOs. Upon receipt of such information, it shall be the Participant's responsibility to request further, detailed information directly from any such HMO.

(b) If a Participant does enroll in an HMO, his, and, if applicable, his dependent's eligibility for benefits shall be limited to benefits provided by the HMO, and he shall no longer be eligible to receive benefits under the provisions of the Plan (with the exception of the Dental Plan and the Vision Plan, as long as no dental or vision coverage is provided under the
     HMO).

2.06 Enrollment; Contributions. The Plan Administrator shall prescribe applicable enrollment forms, and shall determine from time to time the amount of required contributions under the Plan, if any.

2.07 Employee Assistance Program. The Plan may offer Participants the option of utilizing an employee assistance program (EAP) to provide benefits including, but not limited to, short-term counseling and referral services. The Company may adopt more than one EAP and designate the program in which certain Participants are eligible to participate. To the extent an EAP is available to Participants, it shall, for all purposes, be deemed to be a part of the Plan and its provisions are hereby incorporated into the Plan by this reference. Upon request of any Participant, the Plan Administrator shall provide information regarding EAP availability.

2.08 Effect of Retirement.

(a) Retiree Coverage/Benefits. Subject to this Section 2.08 and subject to applicable Pre-Admission Review, Continued Stay Review and Case Management rules and other limits, exclusions, terms, conditions and pre-authorization requirements set out in this Plan, the Plan shall pay all Covered Charges incurred by a Retired Participant and his Dependent-Participants, subject to the following:

     (1) If a Retired Participant has not attained age 65, the Plan benefits of the Retired Participant and his or her Dependent-Participants shall be determined as if the Retired Participant were an Employee, and Covered Charges shall be payable by the Plan in accordance with Section 3.01 and column (b) or (c) of Section 3.02, subject to Sections 4.01 and
          4.02. The Retired Participant shall be covered under the Prescription Drug Plan in accordance with Article 7.

     (2) Beginning on the date a Retired Participant attains age 65, the Retired Participant's and his or her Dependents' (regardless of age) Covered Charges shall be payable by the Plan in accordance with
          Section 3.01 and column (d) of Section 3.02, subject to Section 4.01(a) and to the Annual Out-of-Pocket Limits for Network Providers set forth in Section 4.02(a). The amount of Covered Charges shall be determined in accordance with Section 1.12(b), whether performed by

          Network Providers or by Non-Network Providers. The Retired Participant shall be covered by the Prescription Drug Plan in accordance with
          Article 7.

     (3) If a Retired Participant dies and is survived by a Spouse who was a Dependent-Participant at the time of the Retired Participant's death, the Surviving Spouse shall be eligible for coverage under the Plan as follows (regardless of the Retired Participant's age at the time of death):

          (A) If the Surviving Spouse has not attained aged 65, the Surviving Spouse's benefits under the Plan shall be determined as if he or she were a Dependent of an Employee and the Covered Charges shall be payable by the Plan in accordance with Section 3.01 and column
               (b) or (c) of Section 3.02, subject to Sections 4.01 and 4.02. The Surviving Spouse shall be covered under the Prescription Drug Plan in accordance with Article 7.

          (B) On and after the later of the date a Surviving Spouse attains age 65 or becomes a Surviving Spouse, the Surviving Spouse's Covered Charges shall be payable by the Plan in accordance with Section
               3.01 and column (d) of Section 3.02, subject to Section 4.01(a) and to the Annual Out-of-Pocket Limits for Network Providers set forth in Section 4.02(a). The amount of the Covered Charges with respect to the Surviving Spouse shall be determined in accordance with Section 1.12(b), whether performed by Network Providers or Non-Network Providers. The Surviving Spouse shall be covered under the Prescription Drug Plan in accordance with Article 7.

     (4) The coverage of Dependents of a Retired Participant shall be determined as follows:

          (A) During the lifetime of the Retired Participant, the benefits of his or her Dependent-Participants shall be determined under either Section 2.08(a)(1) or 2.08(a)(2), which ever applies to the Retired Participant.

          (B) If a Retired Participant dies, the following provisions shall apply:

               [i] If the Retired Participant is survived by a Spouse who is a Dependent-Participant, the benefits of the Surviving Spouse shall be determined under either Section 2.08(a)(3)(A) or 2.08(a)(3)(B) above and the benefits of the Retired Participant's non-Spouse Dependents shall be determined under either Section 2.08(a)(3)(A) or 2.08(a)(3)(B), which ever applies to the Surviving Spouse.

               [ii] If the Retired Participant is survived by a Spouse who is a
                    Dependent-Participant, and if the Surviving Spouse then dies and is survived by a non-Spouse Dependent, the benefits of the non-Spouse Dependent shall be determined under either Section

                    2.08(a)(3)(A) or 2.08(a)(3)(B), whichever applied to the Surviving Spouse at the time of the Surviving Spouse's death.

               [iii] If a Retired Participant dies and is not survived by a
                    Spouse who is a Dependent-Participant, but is survived by other Dependents (other than a Spouse), the benefits of the Surviving Dependents shall be determined under either 2.08(a)(1) or 2.08(a)(2), whichever applied to the Retired Participant at the time of his or her death.

     (5) In all cases, coverage under the Dental Plan, the Vision Plan and the Employee Assistance Program for a Retired Participant and his or her Dependents shall cease as of the date of retirement or the date of termination due to disability.

(b) Cost of Retiree Coverage. Coverage for a Retired Participant (and Dependents, as applicable), shall in each case be subject to the applicable paragraph below. The following definitions and conditions shall apply to this subsection (b): (1) The word "hire" (and its derivatives) shall in each case refer to the most recent date of hire of the Employee-Participant by the Company; (2) The percentage share of the Normal Cost of coverage allocable to a Retired Participant and Dependents shall be determined as of the date the Employee-Participant becomes a Retired Participant (or date of death, where applicable), and the percentage share may not thereafter be increased. However, increases to the Normal Cost shall apply to the same extent such increases apply to the active Employee rate as established by the Company from year to year; and (3) If an Employee-Participant ceases to participate in the Plan because he is no longer an Eligible Employee, and he subsequently becomes an Eligible Employee, then his "most recent date of hire" is the date on which he subsequently becomes an Eligible Employee, except as follows: If an Employee-Participant who is a Rule of 60 Participant ceases to participate in the Plan because he or she is no longer an Eligible Employee and such Rule of 60 Participant subsequently becomes an Eligible Employee, his or her "most recent date of hire" status shall be determined based on his or her "most recent date of hire" status on December 31, 1994. A "Rule of 60 Participant" is any Employee-Participant who was an active employee of the Company on January 1, 1994 and who satisfies, or who the Company designates as having satisfied, the conditions for a "Rule of 60" retirement under the Retirement Plan for Salaried Employees of Brown & Williamson Tobacco Corporation on or before December 31, 1994.

     (1) Post January 1, 1992 Rules: Retired Participant. An Employee-Participant hired on or after January 1, 1992 who becomes a Retired Participant must pay the required premium in order to continue either Employee or Dependent coverage hereunder. The Retired Participant's maximum required premium shall be fifty percent (50%) of the Normal Cost of coverage for the Retired Participant, if covered, and any Dependent-Participant who is covered. For each Year of Service greater than ten (10), the Retired Participant's maximum required premium shall be decreased by two percent (2%), provided that the Retired Participant's required premium shall not fall below ten percent (10%) of the Normal Cost of coverage for such Retired Participant and Dependent-Participant. The Company paid portion of the Normal Cost of such coverage shall increase in proportion to the decrease to the Retired Participant's maximum premium but in no instance be greater than ninety percent (90%) of the Normal Cost of coverage for such Retired Participant and Dependent-Participant.

     (2) Post January 1, 1992 Rules: Survivor Continuation Coverage. A Dependent-Participant shall be eligible to continue Dependent coverage hereunder if, but only if, (A) the Dependent-Participant pays the required premium, and (B) the Dependent-Participant's related Employee-Participant was hired on or after January 1, 1992 and that Employee-Participant either dies while actively employed after becoming a participant in the Retirement Plan or dies after becoming a Retired Participant. The Dependent-Participant's maximum required premium shall be fifty percent (50%) of the Normal Cost of coverage for each such Dependent-Participant. For each Year of Service, based on the deceased Employee-Participant's Years of Service, greater than ten (10), the Dependent-Participant's required premium shall be decreased by two percent (2%), provided that the Dependent-Participant's required premium shall not fall below ten percent (10%) of the Normal Cost of coverage for each such Dependent-Participant. The Company paid portion of the Normal Cost of such coverage shall increase in proportion to the decrease to the Dependent-Participant's required premium but in no instance be greater than ninety percent (90%) of the Normal Cost of coverage for each such Dependent-Participant.

     (3) Post December 1, 1986 Rules: Retired Participant. The total cost of coverage will be paid by the Company with respect to Retired Participants who were hired on or after December 1, 1986, but prior to January 1, 1992.

     (4) Post December 1, 1986 Rules: Dependent-Participant. An Employee-Participant who is hired on or after December 1, 1986, but prior to January 1, 1992, and who becomes a Retired Participant with less than twenty-five (25) Years of Service, may continue Dependent coverage hereunder by paying the required premium with respect to such Dependent(s). The required premium shall be five percent (5%) of the Normal Cost of coverage for each Year of Service less than twenty-five
          (25), up to a maximum of fifty percent (50%).

          The Dependent-Participant, of an Employee-Participant hired on or after December 1, 1986 but prior to January 1, 1992 and who dies while actively employed after becoming a participant in the Retirement Plan, or who dies after becoming a Retired-Participant, must pay the required premium in order to continue the Dependent coverage hereunder. The Dependent-Participant's premium shall be five percent (5%) of the Normal Cost of coverage for each such Dependent-Participant for each Employee-Participant Year of Service less than twenty-five (25), up to a maximum premium of fifty percent (50%) of Normal Cost. If an Employee-Participant has at least 25 Years of Service, he is not obligated to pay any Dependent-Participant premium.

     (5) Pre December 1, 1986 Rules. The total cost of Dependent coverage will be paid by the Company with respect to Retired Participants who were hired prior to December 1, 1986. The total cost of Dependent coverage will also be paid by the Company with respect to an Employee-Participant hired prior to December 1, 1986 who dies while actively employed after becoming a participant in the Retirement Plan or who dies after becoming a Retired Participant.

     (6) Key Employees With Grantor Trusts. This paragraph 6 shall apply to any Retired Participant (i) who is a key employee (within the meaning of Code Section 419A(d)(3)) with respect to whom an additional reserve for post-retirement medical benefits under Code Section 419A(c)(2) has not been established by the Company and (ii) who is the grantor ("Grantor") of a trust established with State Street Bank and Trust Company, its successor or successors in trust, as trustee ("Trust Agreement"), which Trust Agreement is maintained, in whole or in part, to obtain continuing health coverage under the Plan for the Retired Participant. Notwithstanding any other provision of the Plan to the contrary, the Grantor (and Dependents, as applicable) shall be entitled to coverage as a Retired Participant only upon payment of the Normal Cost of such coverage. Such payment shall be paid by funds held in the Trust Agreement; provided that if the balance of the Trust Agreement at any time is or becomes insufficient to pay the Normal Cost, the Grantor (and Dependents, as applicable) shall, beginning on or as of the date of such insufficiency, be obligated personally to pay to the Plan the Normal Cost to continue such coverage.

     (7) Prime-Time Employee Cost. The following rules shall apply to a Retired Participant who was a Prime-Time Employee on the date of his or her termination of employment, without regard to his or her date of hire or years of service:

          (A) In order to continue either Employee or Dependent coverage, the Retired Participant must pay 50% of the total of the Normal Cost of Coverage for the retired participant, if covered, and any Dependent-Participant who is covered.

          (B) In order to continue Dependent-Participant coverage after the Retired Participant's death, any Dependent-Participant who is covered must pay 50% of the total of the Normal Cost of Coverage.

     (8) Rehire of Retired Participant: Coverage and Cost. Coverage as a Retired Participant under this Section 2.08 shall be suspended during any period of employment after retirement from the Company during which the Retired Participant has been rehired by the Company as an Eligible Employee; provided that upon a subsequent termination of employment, such Retired Participant shall be entitled to reactivate such coverage as a Retired Participant on the same basis and at the same premium percentage (if applicable) that applied to the Retired Participant prior to such suspension of Section 2.08 coverage (subject to any adjustments to the Normal Cost applied to all similarly classified Retired

          Participants); provided that if the Participant's service during such period of reemployment, when added to the Participant's prior service, results in a lower premium percentage, the lower premium percentage shall be applied.

          Likewise, a Retired Participant whose employment with the Company was terminated after becoming eligible for coverage as a Retired Participant under subsection (d) hereof, but whose coverage has not yet commenced, who is later rehired, may, upon a subsequent termination of employment, elect to receive coverage based on his or her original hire date (i.e. the Employee's hire date as defined in this subsection (b), determined prior to such rehire date), or rehire date if such date provides more valuable coverage. This paragraph (8) shall supercede any provision to the contrary contained in subsection
          (b) hereof.

(c) Special Eligibility Provisions. An Employee-Participant who terminates employment with the Company and is not a Retired Participant shall not be eligible for coverage under this Section 2.08 in any event or for any purpose (including, without limitation, retirement under a Retirement Plan pursuant to the Rule of 65 or otherwise), except as provided in Exhibit A-Section 2.05, subsection (d) of this Section 2.08, Plan Sections 2.12, 2.13, 2.14, 2.15, or 2.16, and as follows:

     (1) 1990 Restructure. An Employee-Participant who was age 50 but not yet 55 on December 31, 1990, and who terminated employment prior to September 1, 1991, pursuant to the early retirement program made available under Section 3.03 of the Retirement Plan for Salaried Employees of Brown & Williamson Tobacco Corporation, shall be deemed to be a Retired Participant who qualifies for coverage under this
          Section 2.08 as of the date of such Employee-Participant's termination of employment.

     (2) 2001 Restructure. If not otherwise qualified as a Retired Participant under any other provision of this Plan, an Employee-Participant who is eligible for and elects (A) the Special Early Retirement Incentive Benefit made available under Part I Section 4.04, or Part IV, Article V(q), of the Retirement Plan for Salaried Employees of Brown & Williamson Tobacco Corporation, (B) the incremental Supplemental Benefit made available under Section 3.02(e) of the Supplemental Pension Plan for Executives of Brown & Williamson Tobacco Corporation (or, if applicable, a similar benefit under a separate written agreement between the Company and the Employee-Participant), or (C) an alternative benefit provided to an Employee-Participant in connection with the Special Early Retirement Incentive Benefit program referred to above, shall be deemed to be a "Retired Participant" who qualifies for coverage under this Section 2.08 as of the date of such Employee-Participant's termination of employment (provided that in no event shall coverage be available under this paragraph (2) for an Employee-Participant who terminates employment with the Company (including employment with Reynolds American Inc., or its affiliates, after Closing (as defined in Section 1.08(a)(1)) prior to age 50).

     (3) Petersburg Restructure. A Petersburg Retiree shall be deemed a Retired Participant under this Section 2.08, except to the extent otherwise provided in this paragraph (3). A Petersburg Retiree is a former Employee at the Petersburg Branch, (i) who at the time of termination of employment was eligible for the Deferred Early Retirement Plan under the Petersburg Branch Closure Salaried Reduction in Force Plan ("RIF Plan"), effective February 1984, and (ii) who, in accordance with the RIF Plan, completed thirty or more full years of pensionable service. The following rules shall apply to a Petersburg
          Retiree:

          (A) If the Petersburg Retiree is less than age 65, the Company shall pay the total cost of his or her coverage, and the Company shall pay 50% of the total cost of coverage for each of his or her Dependent-Participants. If the Petersburg Retiree is age 65 or older, he or she shall pay 100 percent of the total cost of his or her coverage and 100 percent of the total cost of coverage for each of his or her Dependent-Participants.

          (B) A Dependent-Participant of a Petersburg Retiree shall cease being a Dependent-Participant covered under the Plan upon the earlier of (i) death of the Petersburg Retiree, or (ii) an event described in Section 2.03(7), (8) or (9).

(d) Rule of 60. An Employee-Participant (i) who is an active employee of the Company on January 1, 1994, (ii) who satisfies, or who the Company designates as having satisfied, the conditions for a "Rule of 60" retirement under the Retirement Plan for Salaried Employees of Brown & Williamson Tobacco Corporation on or before December 31, 1994, and (iii) retires prior to age 55 shall be deemed to be a Retired Participant who qualifies for coverage under this Section 2.08 (except that in all events participation in and all rights to benefits under the Dental Plan, the Vision Plan and the Employee Assistance Program shall cease as of the date of retirement) in accordance with and subject to the following rules and conditions:

     (1) Coverage provided hereunder shall commence on the later of (A) the Employee-Participant's 50th birthday (subject to such Employee-Participant's election, as described in paragraph (3) below) or (B) his termination of employment by the Company prior to age 55.

     (2) An Employee-Participant who is entitled to coverage by reason of this subsection (d) who terminates employment prior to age 50 may elect to receive coverage hereunder upon attainment of age 50 (or at any time thereafter). Such election must (A) be initiated by the Employee-Participant, (B) be in writing on a form approved by the Plan Administrator, (C) specify the date upon which coverage is to commence, and (D) be filed with the Plan Administrator at least 60 days prior to the later of attainment of age 50 or the time such Employee-Participant elects for benefits to commence.

     (3) In the event of the death prior to age 50 of an Employee-Participant who is entitled to coverage by reason of this subsection (d), any Dependent of such Employee-Participant may elect the coverage provided hereunder at the time such Employee-Participant would have attained age 50, and upon the terms and conditions set forth in paragraph (2) above; provided, however, that such Dependent qualified as a Dependent at the time such Employee-Participant terminated employment and continued to be a Dependent at the time of election.

     (4) An Employee-Participant who is entitled to coverage by reason of this subsection (d) who terminates employment prior to age 50 may, subject to subsection (f) below, elect Dependent coverage hereunder upon attainment of age 50 (or at any time thereafter) and upon satisfaction of the election requirements in paragraph (2) above.

     (5) The cost of coverage under this subsection (d) shall be determined in accordance with Section 2.08(b).

(e)  Nonforfeitability of Coverage for Certain Retired Participants.

     (1) The rights and entitlement of an Employee-Participant (and eligible Dependents) to coverage as a Retired Participant (or Dependent) under subsections (a), (c) and (d) of this Section 2.08 shall become and be fully vested and nonforfeitable as of the date the Employee-Participant first satisfies the conditions set forth in the applicable provisions of this Section 2.08 for such coverage. The coverage to which an Employee-Participant shall be entitled as a Retired Participant shall be the coverage provided under the Plan to Retired Participants at and as of the time coverage as a Retired Participant becomes fully vested and nonforfeitable hereunder, regardless of whether the Employee-Participant retires at such time with a right to the immediate commencement of coverage (or, if applicable, is eligible to defer commencement of coverage), or subsequently retires with a right to the immediate commencement of coverage (or, if applicable, is eligible to defer commencement of coverage), and, except as provided in paragraph (2) below, regardless of any changes made to the Plan after the date such coverage becomes fully vested and non-forfeitable.

     (2) At and after the time an Employee-Participant's right and entitlement to coverage as a Retired Participant becomes fully vested and non-forfeitable as provided in paragraph (1) above, the Company shall have no right or authority to modify, amend or terminate coverage as a Retired Participant under the Plan with respect to such Employee-Participant (and Dependents, as applicable); it being the intent of the Company that each Employee-Participant be guaranteed coverage at and during retirement based on all plan provisions in effect at the time the right and entitlement to such coverage becomes fully vested and nonforfeitable; provided, however, that amendments may be adopted by the Company with respect to coverage available to each such Employee-Participant as a Retired Participant to the extent that:

          (A) overall coverage, after amendment, is the same as or greater than the coverage provided prior to amendment, except that no amendment shall cause an increase in any direct or indirect cost factor applicable to the eligible Employee-Participant at the time of vesting, including without limitation, deductibles, co-insurance, co-payments, annual and total out-of-pocket maximums, the method for determining Normal Cost under the Plan (as defined in Section 1.45 at and as of the time coverage as a Retired Participant becomes fully vested and nonforfeitable hereunder), the percentage of the Normal Cost allocable to a Retired Participant under Sections 2.08(b)(1)-(8), 2.12, 2.13, 2.14, 2.15 or 2.16, the definition of Year of Service set forth in Section 1.74 as it pertains to determining the percentage of Normal Cost allocable to a Retired Participant, and similar direct and indirect participant costs; or

          (B)  changes are mandated by law.

     (3)  This subsection (e) shall be effective April 1, 2001, with respect to:
          (i) all actively employed Employee-Participants (whether actively employed on April 1, 2001, or subsequently employed in an eligible position), and (ii) all Retired Participants (and eligible Dependents) who are then receiving coverage, or who are eligible for and have a right to defer commencement of coverage, as a Retired Participant as of such date. In no event shall this Section 2.08(e) apply to or benefit any individual who is covered under a merged Plan as described in Section 2.09, Section 2.11 or Exhibit B-1.

General Rules for all Retired Participants:

(f)  If an Employee-Participant who is eligible to continue coverage under this
     Section 2.08, elects, at retirement, disability or a later date, not to continue coverage, such former Employee-Participant shall not thereafter be eligible for any coverage under this Section 2.08. Notwithstanding the preceding sentence, if an Employee-Participant refuses coverage under this
     Section 2.08 because he or she is covered as a Dependent of another Employee-Participant, such individual shall be eligible to participate under this Section 2.08 at such time as his or her Dependent coverage terminates, or at any earlier date; provided that such right shall be irrevocably forfeited if he or she does not notify the Company within thirty (30) days of such event.

(g)  Notwithstanding any other provision of the Plan, for purposes of this
     Section 2.08, the term Dependent is limited to an individual who qualified as a Dependent at the time such individual's related Employee-Participant became a Retired Participant. A former Employee-Participant shall become a Retired Participant on the earliest date he or she satisfies the definition of a Retired Participant under Section 1.60. To be covered, an eligible Dependent meeting this criteria must be a Dependent for whom coverage is elected at the time the related Employee-Participant becomes a Retired Participant or the date coverage is elected under Section 2.08(d). Otherwise, with the exception of a child born to an Employee-Participant or their Spouse within nine (9) months after retirement or termination of employment under Section 2.08(d), no Dependents may be added for coverage.

(h)  A former Employee-Participant who is eligible for coverage under this
     Section 2.08 may reject individual coverage under the Plan and continue Dependent coverage only, or vice versa, without regard to the Continuation Coverage provisions of Article 10. If a former Employee-Participant rejects coverage, then Dependent coverage and costs shall be determined under
     Section 2.08 as if the Employee-Participant were a retired Participant, except that Section 2.08(a)(3) and (4) shall apply as if the Retired Participant were deceased at the date he or she rejected coverage. If coverage is rejected, or if a Dependent ceases to be a Participant for any other reason after the Dependent's Employee-Participant has become a Retired Participant, the individual shall not again be eligible to become a Participant under this Section 2.08, except as follows: If an individual rejects coverage under the Plan and enrolls in Medicare Plus Choice, he or she may re-elect coverage under the Plan one time during any calendar year if they demonstrate to the Claims Administrator that (1) they were continuously enrolled in Medicare Plus Choice from the time coverage was discontinued under the Plan until the re-enrollment, and (2) they have discontinued Medicare Plus Choice upon re-enrollment in the Plan.

(i) The provisions of Section 11.03 respecting eligibility for Medicare are incorporated in this Section 2.08 and made applicable to each Participant and/or Dependent having post-retirement coverage hereunder.

2.09 BATUS Retail Merger.

(a) Effective the close of business, December 31, 1990, certain health care plans of companies formerly included within a controlled group of corporations with the Company were merged with this Plan for administrative purposes. Participants and beneficiaries under such plans, shall not be entitled to coverage under this Plan in any event, but shall continue to be covered under the terms of the merged plans, as set forth therein. The terms and conditions of such merger are set forth in Exhibit B to this Plan.

(b) Effective immediately prior to Closing (as defined in Section 1.08(a)(1)), the health care plans identified in subsection (a) above and listed in Exhibit B to this Plan (the "BATUS Retail Plans") were transferred to a separate health care plan of Brown & Williamson Tobacco Corporation, together with all liabilities and assets related thereto. As of the time of transfer, the Plan shall have no obligation or duty with respect to such transferred plans.

2.10 Qualified Medical Child Support Orders.

(a) Purpose: Pursuant to the ERISA Section 609(a), the following procedures for determining whether medical child support orders are qualified shall apply to this Plan. These procedures also apply to the administration of payments and other provisions under Qualified Medical Child Support Orders (QMCSOs). The Company may alter, amend or terminate these procedures and substitute alternative procedures to satisfy legal requirements.

(b) Definitions: For purposes of the QMCSO requirements, the following terms have these meanings:

     (1) "Qualified Medical Child Support Order" means a medical child support order which creates or recognizes an Alternate Recipient's right to receive benefits for which a participant or beneficiary is eligible under a group health plan, and has been determined by the Plan Administrator to meet the qualification requirements of subsection (c) below:

     (2) "Medical Child Support Order" means any court judgment, decree or order (including approval of settlement agreement) which:

          (A) provides for child support for a child of a participant under the group health plan, or

          (B) provides for health coverage to such a child under state domestic relations law or enforces a law relating to medical child support as described in Section 1908 of the Social Security Act; and

          (C)  relates to benefits under this Plan.

     (3) "Alternate Recipient" means any child of a participant who is recognized under a Medical Child Support Order as having a right to enroll in a group health plan with respect to the participant.

     (4) "Plan" means the Brown & Williamson Health Care Plan for Salaried Employees, including all supplements and amendments in effect. Any term used in these QMCSO procedures and defined in the Plan shall have the meaning assigned to such term under the Plan.

(c) General Requirements of a QMCSO: A QMCSO is a Medical Child Support Order which (i) is entered into on or after August 10, 1993, (ii) creates or recognizes an Alternate Recipient's right to, or assigns to an Alternate Recipient the right to, receive benefits for which an Employee-Participant or beneficiary is eligible, and (iii) the Plan Administrator has determined meets the requirements of paragraphs (1) and (2) below.

     (1)  A Medical Child Support Order to be qualified must clearly:

          (A) specify the name and the last known mailing address (if any) of the Employee-Participant and the name and mailing address of each Alternate Recipient covered by the order;

          (B) include a reasonable description of the type of coverage to be provided by the Plan to each Alternate Recipient, or the manner in which such type of coverage is to be determined;

          (C)  specify each period to which such order applies; and

          (D)  specify each plan to which such order applies.

     (2) A Medical Child Support Order to be qualified must not require the Plan to provide any type or form of benefits or any option not otherwise provided under the Plan, except to the extent necessary to meet the requirements described in Section 1908 of the Social Security Act (relating to enforcement of state laws regarding child support and reimbursement of Medicaid).

(d) Procedures: Upon receipt of a Medical Child Support Order, the Plan Administrator shall:

     (1) Promptly notify in writing the Employee-Participant, each Alternative Recipient covered by the order, and each representative for these parties of the receipt of the Medical Child Support Order. Such notice shall include a copy of the order and these QMCSO procedures for determining whether such order is a QMCSO.

     (2) Permit the Alternate Recipient to designate a representative to receive copies of notices sent the Alternate Recipient regarding the medical child support order.

     (3) Within a reasonable period after receiving a Medical Child Support Order, determine whether it is a qualified order and notify the parties indicated in paragraph (1) above of such determination.

     (4) Ensure that the Alternate Recipient is treated by the Plan as a beneficiary for purposes of ERISA, and in particular that the Alternate Recipient is considered a participant under the Plan for purposes of the reporting and disclosure requirements of part 1 of ERISA.

2.11 American Tobacco Plan. Effective as of August 6, 2002, The American Tobacco Company Group Medical Insurance Plan (a.k.a. the Comprehensive Plan of American Tobacco Company) (the "ATCO Plan") was merged into and became a part of this Plan. The terms and conditions of coverage for participants and beneficiaries under the ATCO Plan, as in effect immediately prior to such merger, shall be determined solely by and be strictly limited to coverage provided under the ATCO Plan immediately prior to merger, and as it may be amended thereafter. The ATCO Plan consists of several self-funded plans and the following insurance company contracts: (a) Connecticut General Life Insurance Company policies: 0270833-02, 0270833-03 and 0270833-04 (effective as of February 17, 1988, such policies were combined under a single "Combined Policy Certificate," designated as account #0270833); (b) Blue Cross Blue Shield of North Carolina group medical expense contract for "American Tobacco Company -- Reidsville Retirees," with effect from February 1, 1991, contract #A79285; and (c) Blue Cross Blue

     Shield of South Carolina contract #15-02158-00-6 and #15-02158-01-5. Participants and beneficiaries under the ATCO Plan shall not be entitled to any benefits or rights under this Plan, except to the extent they were otherwise covered under the ATCO Plan immediately prior to this merger. The ATCO Plan is identified for ERISA purposes as plan #61-0144470/520.

2.12 Medical Rule of 70 Coverage.

(a) This Section 2.12 applies to Employee-Participants: (i) whose employment is terminated by the Company due to a restructuring (as defined by the Company) and elect coverage hereunder in lieu of fifty percent (50%) of an available severance benefit (if applicable), (ii) who, at the date of actual termination of employment, are at least forty-five (45) years of age and whose age (in full years) and qualifying service (as defined in the Brown & Williamson Tobacco Corporation Salaried Employees Retirement Plan) equal at least seventy (70), and (iii) who are not otherwise eligible for coverage as a Retired Participant under Section 2.08 hereof as of the date of actual employment termination (an "eligible restructured Employee-Participant"). This Section 2.12 shall be effective beginning January 1, 2003. An Employee-Participant shall not be eligible to become an "eligible restructured Employee-Participant" under this Section 2.12 if the Employee's employment by the Company terminates after September 30, 2003.

(b) Coverage provided under this Section 2.12 is subject to the following terms and conditions:

     (1) Coverage. The coverage provided hereunder is described in and limited to coverage provided under Section 2.08 for Retired Participants, and an eligible restructured Employee-Participant shall be treated as a Retired Participant for all purposes effective with the commencement of coverage and ending at the expiration of its term.

     (2) Cost of Coverage. Notwithstanding any provision of the Plan to the contrary (and in particular, subsection 2.08(b) thereof), the total cost of coverage hereunder, whether for the Employee-Participant or a Dependent, shall be paid by the Company.

     (3) Duration of coverage. Coverage shall be available for a maximum period of ten (10) years, measured from the commencement thereof.

     (4) Dependent Eligibility. Dependents of an eligible restructured Employee-Participant are eligible for Dependent coverage, provided they (i) were Dependents as of the date of actual employment termination of the eligible restructured Employee-Participant, (ii) continue to be a Dependent through and after the date of commencement of coverage hereunder, and (iii) otherwise satisfy the requirements of
          Section 2.08(g).

     (5) Commencement of Coverage: An eligible restructured Employee-Participant may designate the date coverage provided under this Section 2.12 shall commence; provided that once begun coverage shall continue without interruption until the expiration of its term (or until otherwise terminated under the terms of the Plan). Coverage shall commence without regard to pre-existing conditions, irrespective of the actual date of commencement. To initiate coverage, an eligible restructured Employee-Participant (or, if applicable, an eligible Dependent of a deceased Employee-Participant) must provide written notice to the Company not later than sixty (60) days prior to the desired coverage effective date.

2.13 Medical Rule of 70 Coverage - (Post-September 30, 2003 Restructuring).

(a) This Section 2.13 applies to an Employee-Participant who is located in the Supply Chain & Manufacturing Department at Macon, Ga., and (i) who receives written notice from the Company during the period October 1, 2003 through December 31, 2003 that his/her employment is being terminated by the Company under a plan of restructuring (as defined by the Company), (ii) who under such plan is entitled to and elects coverage hereunder in lieu of fifty percent (50%) of a severance benefit available thereunder (subject in all events to the execution of a valid and binding release of employment-related claims against the Company), (iii) who, at the date of actual termination of employment, is at least forty-five (45) years of age and has been credited with at least ten (10) years of qualifying service (as defined in the Brown & Williamson Tobacco Corporation Salaried Employees Retirement Plan), (iv) whose age (in full years) and qualifying service at the date of actual employment termination equal at least seventy
     (70), and (v) who is not otherwise eligible for coverage as a Retired Participant under Section 2.08 as of the date of actual employment termination (referred to herein as an "eligible Section 2.13 Employee-Participant").

(b) Coverage provided under this Section 2.13 is subject to the following terms and conditions:

     (1) Coverage. The coverage provided hereunder is described in and limited to coverage provided under Section 2.08 for Retired Participants, and an eligible Section 2.13 Employee-Participant shall be deemed to be a Retired Participant for all purposes effective with the commencement of coverage.

     (2)  Cost of Coverage.  The cost of such coverage for each eligible Section
          2.13 Employee-Participant (and Dependent, as applicable) shall be determined in accordance with the applicable provision of Section 2.08(b).

     (3)  Dependent Eligibility.  A Dependent of a Section 2.13
          Employee-Participant shall be eligible for Dependent coverage, provided he/she (A) was a Dependent as of the date of actual employment termination of the Section 2.13 Employee-Participant, (B) continues to be a Dependent through and after the date of commencement of coverage hereunder, and (C) otherwise satisfies the requirements for Dependent coverage under Section 2.08.

     (4) Commencement of Coverage: Coverage provided hereunder shall commence on the later of (i) the eligible Section 2.13 Employee-Participant's 50th birthday (subject to his/her election, as described in paragraphs
          (B) and (C) below) or (ii) his or her actual termination of employment by the Company.

          (A) An eligible Section 2.13 Employee-Participant who is entitled to coverage by reason of this Section 2.13 who terminates employment prior to age 50 may elect to receive coverage hereunder upon attainment of age 50 (or at any time thereafter). Such election must (i) be initiated by the eligible Section 2.13 Employee-Participant, (ii) be in writing on a form approved by the Plan Administrator, (iii) specify the date upon which coverage is to commence, and (iv) be filed with the Plan Administrator at least 60 days prior to the later of attainment of age 50 or the time such eligible Section 2.13 Employee-Participant elects for benefits to commence.

          (B)  In the event of the death prior to age 50 of an eligible Section
               2.13 Employee-Participant, any Dependent of such eligible Section
               2.13 Employee-Participant may elect the coverage provided hereunder at the time the eligible Section 2.13 Employee-Participant would have attained age 50, and upon the terms and conditions set forth in this subsection (b); provided, however, that such Dependent qualified as a Dependent at the time such eligible Section 2.13 Employee-Participant terminated employment and continued to be a Dependent at the time of election.

          (C) An eligible Section 2.13 Employee-Participant who terminates employment prior to age 50 may, subject to subsection 2.08(f), elect Dependent coverage hereunder upon attainment of age 50 (or at any time thereafter) and upon satisfaction of the eligibility rules in paragraph (3) above.

2.14 Medical Rule of 70 Coverage - (Special Severance Pay Plan -- B&W/RJR Business Combination).

(a) This Section 2.14 applies to an Employee-Participant: (i) who receives written notice from the Company that his/her employment is being terminated under the provisions of the "Special Severance Pay Plan - B&W/RJR Business Combination" ("SSP"), (ii) who under the SSP is eligible to and elects coverage as a Retired Participant under Plan Section 2.08, pursuant to the terms of "Option 1" or "Option 2" described below (subject in all events to the execution of a valid and binding release of employment-related claims against the Company and the continuation of employment until the Participant's Release Date), (iii) who, at the date of actual termination of employment, is at least fifty (50) years of age and has been credited with at least ten (10) years of qualifying service (as defined in the Brown & Williamson Tobacco Corporation Salaried Employees Retirement Plan), (iv) whose age (in full years) and qualifying service at the date of actual employment termination equal at least seventy (70), and (v) who is not otherwise eligible for coverage as a Retired Participant as of the date of actual employment termination (or who is otherwise eligible for coverage as a Retired Participant as of such date and elects, in writing on a form approved by the Plan Administrator, to be included as an eligible Employee-Participant under this Section 2.14) (referred to herein as a "Section 2.14 Employee-Participant"). Notwithstanding any other provision of the Plan to the contrary, a Section
     2.14 Employee-Participant shall be deemed to be and treated as a Retired Participant for all purposes under the Plan.

     (1) Option 1: Option 1 is provided upon its election by the Employee-Participant under the SSP (subject to a reduction of 50% of the cash severance payment otherwise payable thereunder). Such election shall in all events be irrevocable as of the date of actual employment termination. Coverage under this Option 1 is subject to the following terms and conditions:

          (A)  Cost of Coverage.  The cost of such coverage for each Section
               2.14 Employee-Participant (and Dependent, as applicable) shall be 20% of the Normal Cost of coverage.

          (B) Dependent Eligibility. A Dependent of a Section 2.14 Employee-Participant shall be eligible for coverage as a Dependent, provided he/she [i] was a Dependent as of the date of actual employment termination of the Section 2.14 Employee-Participant, [ii] continues to be a Dependent after the date of commencement of coverage hereunder, and [iii] otherwise satisfies the requirements for Dependent coverage under Section 2.08.

          (C) Commencement of Coverage. The right to coverage as a Retired Participant (and Dependent, as applicable) shall be effective as of the effective date of a Section 2.14 Employee-Participant's election hereunder, and shall commence upon expiration of the period of Company-paid health care continuation coverage provided through the SSP.

     (2) Option 2: Option 2 is provided upon its election by the Employee-Participant under the SSP (not subject to a reduction in amount of cash severance payable thereunder). Such election shall in all events be irrevocable as of the date of actual employment termination. Coverage under this Option 2 is subject to the following terms and conditions:

          (A)  Cost of Coverage.  The cost of such coverage for each Section
               2.14 Employee-Participant and Dependent shall be determined as follows:

               [i] The entire cost of coverage for the Section 2.14 Employee-Participant shall be paid by the Company prior to the date the Section 2.14 Employee-Participant attains age 65.

               [ii] Prior to the date a Dependent of a Section 2.14
                    Employee-Participant attains age 65, the Company shall pay fifty percent (50%) of the Normal Cost of coverage for such Dependent and the

                    Section 2.14 Employee-Participant (or Dependent, as applicable) shall pay fifty percent (50%) of the Normal Cost thereof.

               [iii] On and after the date a Section 2.14 Employee-Participant attains age 65, the Normal Cost of coverage for the Section
                    2.14 Employee-Participant shall be paid entirely by the
                    Section 2.14 Employee-Participant.

               [iv] On and after the date a Dependent of a Section 2.14
                    Employee-Participant attains age 65, the Normal Cost of coverage for such Dependent shall be paid entirely by the
                    Section 2.14 Employee-Participant (or Dependent, as applicable).

          (B) Dependent Eligibility. A Dependent of a Section 2.14 Employee-Participant shall be eligible for coverage as a Dependent, provided he/she [i] was a Dependent as of the date of actual employment termination of the Section 2.14 Employee-Participant, [ii] continues to be a Dependent after the date of commencement of coverage hereunder, and [iii] otherwise satisfies the requirements for Dependent coverage under Section 2.08.

          (C) Commencement of Coverage. The right to coverage as a Retired Participant (and Dependent, as applicable) shall be effective as of the effective date of a Section 2.14 Employee-Participant's election hereunder, and shall commence upon expiration of the period of Company-paid health care continuation coverage provided through the SSP.

(b)  [Reserved].

2.15 Medical Rule of 70 (Contingent Coverage for Certain Former B&W Employees).

(a) This Section 2.15 applies to Employee-Participants who satisfy the following conditions (referred to individually as a "Section 2.15 Employee-Participant"):

     (1) the Section 2.15 Employee-Participant accepts regular full-time employment with RAI, or its affiliates, to take effect on or after the date of Closing of the transactions contemplated by the Business Combination (as defined in Section 1.08(a)), and transfers to such employment without interruption of service with the Company;

     (2) upon such transfer, such Employee-Participant is eligible for coverage as an active employee under a health care plan of RAI as of the date of transfer (for him- or herself and eligible Dependents);

     (3) such Employee-Participant would have satisfied the requirements for retiree coverage under a Medical Rule of 70 for this Plan as of December 31, 2005, had the Employee-Participant continued to participate in the Plan as an active Employee-Participant through December 31, 2005 [i.e., as of December 31, 2005, the Employee-Participant would have satisfied the following requirements: (i) attainment of age fifty (50), (ii) credit for at least ten (10) years of qualifying service (as defined in the Brown & Williamson Tobacco Corporation Salaried Employees Retirement Plan), and (iii) combined age (in full years) and qualifying service equal at least seventy (70)]; and

     (4) such Employee-Participant accepts coverage under a health care plan of RAI (for him- or herself and eligible Dependents) for retirees, to the extent available.

(b) A Section 2.15 Employee-Participant shall be entitled to elect coverage under the Plan as a Retired Participant upon the occurrence of any of the following conditions:

     (1) such Employee-Participant's employment is involuntarily terminated by the Company without cause prior to satisfying the retiree health care eligibility rules of RAI, or

     (2) such Employee-Participant retires from RAI, or its affiliates, after having satisfied the minimum age and service requirements for RAI retiree health care coverage (age 55 and 20 regular full-time years of service), and there is:

          (A) no retiree health care plan of RAI, or its affiliates, available to the Section 2.15 Employee-Participant (or eligible Dependents), or such coverage is eliminated; or

          (B) a reduction in the RAI retiree health care company contribution cap that exists at the date of Closing; or

          (C) any RAI retiree health care plan design change (excluding premium adjustments and legally-mandated changes including changes to integrate the plan with Medicare revisions) that results, or could result, in a total increase of greater than 25% from the date of Closing of the actuarially equivalent value of Employee-Participant out-of-pocket costs as a percent of total eligible charges in the RJR Med Choice Comprehensive Plan;

          provided that, for a Section 2.15 Employee-Participant with respect to whom Section 2.08(b)(6) applies (pertaining to coverage and premium payments for key employees with grantor trusts), this subsection (b) and subsections (c) and (d) below shall not apply, and such Section
          2.15 Employee-Participant may elect coverage as a Retired Employee upon termination of employment with RAI, or its affiliates, and upon satisfaction of the requirements of subsections (a)(1), (a)(2) and
          (a)(3) above.

(c) Coverage as a Retired Participant under this Section 2.15 shall be subject to the following additional rules:

     (1) Cost of Coverage. The cost of such coverage for each Section 2.15 Employee-Participant (and Dependent, as applicable) shall be 20% of the Normal Cost of coverage.

     (2)  Dependent Eligibility. A Dependent of a Section 2.15
          Employee-Participant shall be eligible for coverage as a Dependent, provided he/she [i] was a Dependent as of the date of Closing (as defined in Section 1.08(a)(1)) and [ii] otherwise satisfies the requirements for Dependent coverage under Section 2.08.

     (3) Commencement of Coverage. The right to coverage as a Retired Participant (and Dependent, as applicable) shall be effective as of the effective date of a Section 2.15 Employee-Participant's election hereunder. A Section 2.15 Employee-Participant who elects and obtains coverage hereunder may, in no event, thereafter elect or obtain coverage under a retiree health care plan of RAI, or its affiliates.

(d) Notwithstanding the foregoing provisions of this Section 2.15, in the event a Section 2.15 Employee-Participant (1) terminates employment voluntarily prior to having satisfied the minimum age and service requirements (age 55 and 20 regular full-time years of service) for RAI retiree health care coverage, or (2) is terminated for cause, such Employee-Participant shall in no event be eligible for coverage as a Retired Participant hereunder.

2.16 Medical Rule of 70 Coverage (BATIC Employees).

(a) This Section 2.16 applies to an Employee-Participant: (i) who transfers to transitional employment with RAI at Closing (as defined in Section 1.08(a)) and thereafter, but on or prior to December 31, 2005, immediately accepts a position with BATIC, Inc. or any of its affiliates (collectively "BATIC"),
     (ii) who, at the date of actual commencement of employment with BATIC, is at least fifty (50) years of age, has been credited with at least ten (10) years of qualifying service (as defined in the Brown & Williamson Tobacco Corporation Salaried Employees Retirement Plan), and whose age (in full years) and qualifying service equal at least seventy (70), and (iii) whose employment is terminated (1) under the provisions of a severance plan comparable to the "SSP" described in Section 2.14 (referred to herein as the "BATIC SSP") or (2) by reason of retirement at or after age 55 (referred to herein as a "Section 2.16 Employee-Participant").

(b) Coverage as a Retired Participant under this Section 2.16 shall be subject to the following additional rules:

     (1) Cost of Coverage. The cost of such coverage for each Section 2.16 Employee-Participant (and Dependent, as applicable) shall be 20% of the Normal Cost of coverage.

     (2)  Dependent Eligibility.  A Dependent of a Section 2.16
          Employee-Participant shall be eligible for coverage as a Dependent, provided he/she [i] was a Dependent as of the date of Closing (as defined in Section 1.08(a)(1)) and [ii] otherwise satisfies the requirements for Dependent coverage under Section 2.08.

     (3) Commencement of Coverage. The right to coverage as a Retired Participant (and Dependent, as applicable) shall be effective as of the effective date of a Section 2.16 Employee-Participant's election hereunder.

     (4) Contingent on Reimbursement. Coverage of an Employee-Participant under this Section 2.16 is contingent on BATIC's payment to the Company of the amount provided in that certain Reimbursement Agreement entered into by the Company and BATIC as of the Closing (as defined in Section 1.08(a)(1)) and in the event BATIC fails to make such payment, no coverage shall be provided to an otherwise eligible Section 2.16 Employee-Participant.

(c) Notwithstanding the foregoing provisions of this Section 2.16, in the event a Section 2.16 Employee-Participant (1) terminates employment voluntarily prior to having satisfied the minimum age and service requirements for health care coverage as a Retired Participant under this Plan, or (2) is terminated for cause, such Employee-Participant shall in no event be eligible for coverage as a Retired Participant hereunder.

                                   ARTICLE 3.

                                  Medical Plan

3.01 In General.

(a) Subject to the applicable Copayments, Deductibles, Coinsurance, Annual Out-of-Pocket Limits, Pre-admission Review, Continued Stay Review and Case Management rules and other limits, exclusions, terms and conditions set out in this Plan, the Plan shall pay all Covered Charges incurred by Participants. The Schedule of Benefits below sets forth the amounts each Participant must pay each Benefit Period for Covered Charges. The amounts payable by the Plan as Covered Charges depend in part on whether the Covered Services are performed by Network Providers or by Non-Network Providers as set forth in the Schedule of Benefits. The Plan shall not pay any portion of any fees or expenses of Non-Network Providers which are in excess of Covered Charges determined in accordance with Section 1.12(b). Any reference in the Plan to the payment of Covered Charges or the coverage of Services by the Plan shall be subject to this Section 3.01.

(b) The service area of each Network shall consist of certain counties and geographical areas designated from time to time by the Network administrator. Each Participant shall be covered by the Network that comprises the service area in which the Participant's Primary Residence is located. Column (b) of Section 3.02 shall apply when Covered Services are provided to a Participant by a Network Provider that is a member of the Network that covers such Participant. Column (c) of Section 3.02 shall apply when Covered Services are provided to a Participant by a Provider that is not a member of the Network that covers such Participant.

(c) If, at the time Covered Services are rendered, a Participant's Primary Residence is in not within a Network service area, determined under subsection (b) above, the Participant shall pay Covered Charges by Non-Network Providers in accordance with column (c) of Section 3.02, except that (1) the Participant's Coinsurance amount shall be 20% rather than 30%, (2) the Network Deductible described in Section 4.01(a) shall apply, and (3) the Annual Out-of-Pocket Limits for Network Providers described in Section 4.02(a) shall apply. If, at the time Covered Services are rendered, a Participant's Primary Residence is not within a Network service area, determined under subsection (b) above, the Participant shall pay Covered Charges by Network Providers in accordance with column (b) of Section 3.02.

(d) If a Participant requires Covered Services that the Claims Administrator determines are not available through a Network Provider in the Network service area in which the Participant's Principal Residence is located, the Participant may obtain such Covered Services from a Non-Network Provider and the Plan will pay the Non-Network Provider's Covered Charges in accordance with column (c) of Section 3.02, except that (1) the Participant's Coinsurance amount shall be 20% rather than 30%, (2) the Network Deductible described in Section 4.01(a) shall apply, and (3) the Annual Out-of-Pocket Limits for Network Providers described in Section 4.02(a) shall apply.

(e) If a Network Provider, who is providing Services to a Participant in a Network facility, selects a Non-Network Provider to provide Services related to those being provided by the Network Provider, and the Participant does not have an opportunity to choose a Network Provider for the related Services (such as radiologist, pathologist or anesthesiologist Services), then the Services, to the extent they are Covered Services, shall be covered under column (b) of Section 3.02.

3.02 Schedule of Benefits. The benefits described in this Section 3.02 are subject to the applicable Copayments, Deductibles, Coinsurance, Annual Out-of-Pocket Limits, Pre-admission Review, Continued Stay Review and Case Management rules and other limits, exclusions, terms and conditions set out in this Plan.

                                                                                           (d)
                                                                                  RETIRED PARTICIPANTS,
                                       (b)                       (c)              AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK            THEIR DEPENDENTS
     COVERED SERVICES          Cost to Participant       Cost to Participant       Cost to Participant
--------------------------   ----------------------   ------------------------   ----------------------
AMBULANCE
Air or ground                10% of Covered Charges   20% of Covered Charges,    10% of Covered Charges
                             after Deductible         subject to Network         after Deductible
                                                      Deductible and Network
                                                      Annual Out-of-Pocket
                                                      Limit

                                                                                           (d)
                                                                                  RETIRED PARTICIPANTS,
                                       (b)                       (c)              AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK            THEIR DEPENDENTS
     COVERED SERVICES          Cost to Participant       Cost to Participant       Cost to Participant
--------------------------   ----------------------   ------------------------   ----------------------
CHIROPRACTIC THERAPY
   Up to a combined          $10 Copayment            20% of Covered Charges,    10% of Covered Charges
   maximum benefit of                                 subject to Network         after Deductible
   $500 per calendar year                             Deductible and Network
                                                      Annual Out-of-Pocket
                                                      Limit

DENTAL SERVICES
   DMD or Dentist's          $10 Copayment            30% of Covered Charges     10% of Covered Charges
   Office, including                                  after Deductible           after Deductible
   surgical procedures
   performed in the office

   Inpatient Facility;       10% of Covered Charges   30% of Covered Charges     10% of Covered Charges
   Outpatient Facility;      after Deductible         after Deductible           after Deductible
   or Physician's
   Services rendered
   outside office setting

DIABETIC SUPPLIES
                             10% of Covered Charges   20% of Covered Charges,    10% of Covered Charges
                             after Deductible         subject to Network         after Deductible
                                                      Deductible and Annual
                                                      Out-of-Pocket Limit

DOCTOR'S OFFICE VISITS
(excluding Mental Health
   and Substance Abuse)

   For Illness or Injury,    $10 Copayment            30% of Covered Charges     10% of Covered Charges
   including surgical                                 after Deductible           after Deductible
   procedures performed in
   office

   Allergy Treatment         $10 Copayment            30% of Covered Charges     10% of Covered Charges
                                                      after Deductible           after Deductible

                                                                                           (d)
                                                                                  RETIRED PARTICIPANTS,
                                       (b)                       (c)              AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK            THEIR DEPENDENTS
     COVERED SERVICES          Cost to Participant       Cost to Participant       Cost to Participant
--------------------------   ----------------------   ------------------------   ----------------------
DURABLE MEDICAL
EQUIPMENT                    10% of Covered Charges   20% of Covered Charges,    10% of Covered Charges
                             after Deductible         subject to Network         after Deductible
                                                      Deductible and Network
                                                      Annual Out-of-Pocket
                                                      Limit

FAMILY PLANNING
   Office Visits,            $10 Copayment            30% of Covered Charges     10% of Covered Charges
   including tests,                                   after Deductible           after Deductible
   counseling and office
   surgical sterilization
   procedures

   Voluntary surgical        10% of Covered Charges   30% of Covered Charges     10% of Covered Charges
   sterilization             after Deductible         after Deductible           after Deductible
   procedures performed
   out of Physician's
   office

HOME HEALTH CARE
   Up to a maximum of 120    10% of Covered Charges   20% of Covered Charges,    10% of Covered Charges
   visits per Benefit        after Deductible         subject to Network         after Deductible
   Period                                             Deductible and Network
                                                      Annual Out-of-Pocket
                                                      Limit

HOSPICE CARE
  Inpatient and              10% of Covered Charges   20% of Covered Charges,    10% of Covered Charges
  Outpatient                 after Deductible         subject to Network         after Deductible
  Bereavement                                         Deductible and Network
  Counseling is limited                               Annual Out-of-Pocket
  to three counseling                                 Limit
  sessions

HOSPITAL EMERGENCY ROOM
(including
doctor's charge)             $50 Copayment (Waived    30% of Covered Charges     10% of Covered Charges
                             if admitted)             after Deductible           after Deductible

                                                                                           (d)
                                                                                  RETIRED PARTICIPANTS,
                                       (b)                       (c)              AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK            THEIR DEPENDENTS
     COVERED SERVICES          Cost to Participant       Cost to Participant       Cost to Participant
--------------------------   ----------------------   ------------------------   ----------------------
INFERTILITY TREATMENT
   Surgical procedures       $10 Copayment            30% of Covered Charges     10% of Covered Charges
   for diagnosis of                                   after Deductible           after Deductible
   infertility performed
   out of Physician's
   office

   Office Visits,            10% of Covered Charges   30% of Covered Charges     10% of Covered Charges
   including tests and       after Deductible         after Deductible           after Deductible
   office surgical
   procedures for
   diagnosis of
   infertility

INPATIENT HOSPITAL
FACILITY SERVICES            10% of Covered Charges   30% of Covered Charges     10% of Covered Charges
                             after Deductible         after Deductible           after Deductible

INPATIENT HOSPITAL
PHYSICIAN'S
VISITS/CONSULTANTS           10% of Covered Charges   30% of Covered Charges     10% of Covered Charges
                             after Deductible         after Deductible           after Deductible

INPATIENT HOSPITAL
PROFESSIONAL SERVICES        10% of Covered Charges   30% of Covered Charges     10% of Covered Charges
                             after Deductible         after Deductible,          after Deductible
                                                      subject to reduction for
                                                      multiple surgeries

                                                                                         (d)
                                                                                 RETIRED PARTICIPANTS,
                                      (b)                        (c)             AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK           THEIR DEPENDENTS
     COVERED SERVICES         Cost to Participant        Cost to Participant      Cost to Participant
--------------------------   -----------------------   -----------------------   ---------------------
LAB AND X-RAY SERVICES
(Facility and
Professional Services)

   Independent Lab and       10% of Covered Charges    20% of Covered Charges,   10% of Covered
   X-ray Facility and        after Deductible          subject to Network        Charges after
   Professional Services     (Includes in-network      Deductible and Network    Deductible
                             coverage for specimens    Annual Out-of-Pocket
                             referred to               Limit.
                             non-participating lab
                             by participating
                             doctor).

   Doctor's Office           No charge. Included in    30% of Covered Charges    10% of Covered
                             $10 per visit Copayment   after Deductible          Charges after
                             if performed and billed                             Deductible
                             by treating physician

   Hospital                  10% of Covered Charges    30% of Covered Charges    10% of Covered
                             after Deductible          after Deductible          after Charges
                                                                                 Deductible
MATERNITY
   Initial Office Visit      $10 Copayment             30% of Covered Charges    10% of Covered
   to determine pregnancy                              after Deductible          Charges after
                                                                                 Deductible

   All subsequent            10% of Covered Charges    30% of Covered Charges    10% of Covered
   prenatal visits,          after Deductible          after Deductible          Charges after
   postnatal visits and                                                          Deductible
   delivery Inpatient
   Hospital Birthing
   Center

   Licensed nurse midwife    10% of Covered Charges    20% of Covered Charges,   10% of Covered
                             after Deductible          subject to Network        Charges after
                                                       Deductible and Network    Deductible
                                                       Annual Out-of-Pocket
                                                       Limit

                                                                                         (d)
                                                                                 RETIRED PARTICIPANTS,
                                      (b)                        (c)             AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK           THEIR DEPENDENTS
     COVERED SERVICES         Cost to Participant        Cost to Participant      Cost to Participant
--------------------------   -----------------------   -----------------------   ---------------------
MENTAL HEALTH AND
SUBSTANCE ABUSE
CONDITIONS

   Inpatient Limited to      $10 Copayment             30% of Covered Charges    10% of Covered
   45 days per Benefit                                 after Deductible          Charges after
   Period                                                                        Deductible

   Outpatient Limited to     10% of Covered Charges    30% of Covered Charges    10% of Covered
   30 visits per Benefit     after Deductible          after Deductible          Charges after
   Period                                                                        Deductible

   Licensed clinical         10% of Covered Charges    20% of Covered Charges,   10% of Covered
   social worker             after Deductible          subject to Network        Charges after
                                                       Deductible and Network    Deductible
                                                       Annual Out-of-Pocket
                                                       Limit

NON-ELECTIVE ABORTION
   Inpatient Hospital or     10% of Covered Charges    30% of Covered Charges    10% of Covered
   Outpatient Facility,      after Deductible          after Deductible          Charges after
   including Physician's                                                         Deductible
   services

ORGAN TRANSPLANTS
   Facility Care,            10% of Covered Charges    30% of Covered Charges,   10% of Covered
   Physician Services and    after Deductible          after Deductible          Charges after
   other related                                                                 Deductible
   Providers Donor
   expenses

OUTPATIENT FACILITY
                             10% of Covered Charges    30% of Covered Charges    10% of Covered
                             after Deductible          after Deductible          Charges after
                                                                                 Deductible
OUTPATIENT
PHYSICIAN'S SERVICES         10% of Covered Charges    30% of Covered Charges    10% of Covered
at an Outpatient Facility    after Deductible          after Deductible          Charges after
                                                                                 Deductible

                                                                                         (d)
                                                                                 RETIRED PARTICIPANTS,
                                      (b)                        (c)             AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK           THEIR DEPENDENTS
     COVERED SERVICES         Cost to Participant        Cost to Participant      Cost to Participant
--------------------------   -----------------------   -----------------------   ---------------------
OUTPATIENT PRE-ADMISSION
TESTING

   Office Visit              $10 Copayment             30% of Covered Charges    10% of Covered
                                                       after Deductible          Charges after
                                                                                 Deductible

   Outpatient Facility       10% of Covered Charges    30% of Covered Charges    10% of Covered
                             after Deductible          after Deductible          Charges after
                                                                                 Deductible
OUTPATIENT PRIVATE
DUTY NURSING                 10% of Covered Charges    20% of Covered Charges,   10% of Covered
                             after Deductible          subject to Network        Charges after
                                                       Deductible and Network    Deductible
                                                       Annual Out-of-Pocket
                                                       Limit

PODIATRIC SERVICES
   Office Visits,            $10 Copayment             20% of Covered Charges,   10% of Covered
   including surgical                                  subject to Network        Charges after
   procedures performed in                             Deductible and Network    Deductible
   the office                                          Annual Out-of-Pocket
                                                       Limit

   Physician's Services      10% of Covered Charges    20% of Covered Charges,   10% of Covered
   rendered outside an       after Deductible          subject to Network        Charges after
   office setting                                      Deductible and Network    Deductible
                                                       Annual Out-of-Pocket
                                                       Limit

PROSTHETIC DEVICES
                             10% of Covered Charges    20% of Covered Charges,   10% of Covered
                             after Deductible          subject to Network        Charges after
                                                       Deductible and Network    Deductible
                                                       Annual Out-of-Pocket
                                                       Limit

                                                                                         (d)
                                                                                 RETIRED PARTICIPANTS,
                                      (b)                        (c)             AGE 65 AND OLDER, AND
           (a)                  NETWORK PROVIDER             NON-NETWORK           THEIR DEPENDENTS
     COVERED SERVICES         Cost to Participant        Cost to Participant      Cost to Participant
--------------------------   -----------------------   -----------------------   ---------------------
SECOND OPINIONS FOR
SURGERY
                             $10 Copayment             30% of Covered Charges    10% of Covered
                                                       after Deductible          Charges after
                                                                                 Deductible
SKILLED NURSING FACILITY
   Up to a maximum of 60     10% of Covered Charges    30% of Covered Charges    10% of Covered
   days per calendar year    after Deductible          after Deductible          Charges after
                                                                                 Deductible
TEMPOROMANDIBULAR
JOINT DYSFUNCTION (TMJ)
   Office Visits,            $10 Copayment             30% of Covered Charges    10% of Covered
   including office                                    after Deductible          Charges after
   surgery                                                                       Deductible

   Facility care and         10% of Covered Charges    30% of Covered Charges    10% of Covered
   Physician's Services      after Deductible          after Deductible          Charges after
   outside office                                                                Deductible

THERAPY SERVICES
                             10% of Covered Charges    30% of Covered Charges    10% of Covered
                             after Deductible          after Deductible          Charges after
                                                                                 Deductible
URGENT CARE FACILITY
                             $10 Copayment             20% of Covered Charges,   10% of Covered
                                                       subject to Network        Charges after
                                                       Deductible and Network    Deductible
                                                       Annual Out-of-Pocket
                                                       Limit

WELLNESS PROGRAM
   Doctor's Office Visit     $10 Copayment             30% of Covered Charges    10% of Covered
                                                       after Deductible          Charges after
                                                                                 Deductible

3.03 Ambulance Services. The Plan covers Ambulance Services for Emergency Care. The Plan covers Ambulance Services for non-Emergency Care if the Claims Administrator determines that an Ambulance is Medically Necessary.

3.04 Dental Services.

(a) The Plan covers dental Services, except implants, rendered by a Physician or dentist which are required as a result of Accidental Injury to the jaws, sound natural teeth, mouth or face occurring on or after the Participant's Effective Date. Injury as a result of chewing or biting is not considered an Accidental Injury. The term "sound natural teeth" means teeth that are organic (not manufactured), have not been extensively restored, and have not become extensively decayed or involved in periodontal disease. The Plan also covers certain oral surgical procedures as described in Section 3.04(b).

(b) The Plan covers the following oral surgical procedures: (1) Extraction of impacted teeth. (2) Excisions of tumors or cysts (when not related to dental origin). (3) Exostosis (when not related to dental origin). (4) Treatment of Illnesses and Injuries of the jaw including fractures and dislocations. If a Participant is not covered under the Medical Plan, but is covered under the Dental Plan, the benefits described in this subsection
     (b) shall be provided under the Dental Plan.

3.05 Durable Medical Equipment.

(a)  The Plan covers durable medical equipment for a Participant as follows:

     (1) Durable medical equipment is equipment that the Claims Administrator determines to be (A) primarily and customarily used for medical purposes, (B) designed and able to withstand repeated used, (C) prescribed a Physician and Medically Necessary for the Participant. Examples of durable medical equipment include apnea monitors, breathing equipment, hospital-type beds, walkers, crutches and wheel chairs. Equipment will not be covered by the Plan, even if prescribed by a Physician, simply because its use has an incidental health benefit.

     (2) The Plan covers the rental of durable medical equipment. The Plan may, at the option of the Claims Administrator, purchase durable medical equipment in lieu of its rental if the rental price is projected to exceed the purchase price. The Plan shall own purchased durable medical equipment and shall be entitled to its return upon termination of proper use by the Participant. The Plan covers necessary fittings, adjustments, delivery and installation of durable medical equipment. Coverage is also provided for necessary repairs to keep such equipment serviceable. Replacement coverage for durable medical equipment is not available unless the Claims Administrator determines that the equipment to be replaced can no longer be made serviceable. No coverage is provided for replacement of durable medical equipment that is lost or stolen. The Plan does not cover the replacement or repair of durable medical equipment if the Claims Administrator determines that the equipment is broken as a result of abuse or lack of maintenance.

     (3) Items that are not considered durable medical equipment include, but are not limited to: air conditioners, air purifiers, humidifiers, dehumidifiers, elevators, ramps, stair glides, emergency alert equipment, handrails, heat appliances, improvements made to the participant's home or place of business, waterbeds, whirlpool, baths, exercise and massage equipment, and adjustments to vehicles.

(b)  [Reserved].

3.06 Home Health Care.

(a) Home Health Care means medical care administered, pursuant to a treatment plan, by a Home Health Care Agency or a Hospital to a Participant in his or her home. The Plan does not cover Home Health Care unless the Plan has received a letter from the Participant's attending Physician supporting that the Home Health Care is Medically Necessary. All payments for Home Health Care will be to the Home Health Care Agency or a Hospital.

     (1) A Home Health Care treatment plan means a written plan for continued medical care, which includes an estimate of duration and which is approved in writing by the Physician under whose care the Participant is currently receiving treatment for the Illness or Injury which requires the Home Health Care. The treatment plan may include the following:

          (A) Care by or under the supervision of a registered nurse (RN) or a licensed practical nurse (LPN). Private duty nursing Services are covered under the Plan only if ordered by the Participant's Physician and only if the Claims Administrator determines that the Participant's condition requires the skills of an RN or LPN. Benefits for private duty nursing Services will not exceed three
               (3) nurses per day.

          (B)  Therapy Services in accordance with Section 3.20 of the Plan.

          (C) Other Services, such as laboratory Services, that are otherwise covered under the Plan.

     (2) Home Health Care will not be covered under the Plan unless the Claims Administrator determines that:

          (A)  The treatment plan satisfies the requirements of this Section
               3.06;

          (B) Necessary care and treatment are not available from a family member or other persons residing with the Participant; and

          (C) The Home Health Care Services will be provided or coordinated by a Home Health Care Agency.

(b)  Limitations:

     (1) The Plan will not cover more than 120 Home Health Care visits in a Benefit Period, unless such visits and related Services are coordinated through medical case management pursuant to section 6.02.

     (2) A visit by a Home Health Care Provider of four hours or less during any period of four consecutive hours is treated as one Home Health Care visit; provided that, no hour of Home Health Care Service shall be counted in more than one period. Each visit by a Home Health Care Provider for evaluating the need for Home Health Care and developing a treatment plan will be considered one Home Health Care visit.

     (3) Benefits under this Plan do not include: (A) Services or supplies not included in the treatment plan or not prescribed by a Physician, (B) Services or supplies which are not Medically Necessary, as determined by the Claims Administrator, (C) food, housing, homemaker services, home delivered meals or Custodial Care, (D) social worker services,
          (E) transportation, or (F) services of a person who ordinarily resides in the Participant's home or is a member of the Participant's or the Participant's spouse's family.

3.07 Hospice Care.

(a)  Benefits: Hospice Care coverage is as follows, subject to subsection (b):

     (1) Hospice Care means a coordinated interdisciplinary program administered by a Hospice Agency in accordance with a plan of care to meet the physical, physiological, spiritual and social needs of Participants who are terminally ill, as well as their families. Terminally ill means life expectancy of 6 months or less. The diagnosis of terminal Illness must be certified by the Participant's Physician. Hospice Care may be furnished either in a Hospice Facility or in the Participant's home. Hospice Care is covered by the Plan when it is elected in lieu of continued attempts at cure. A plan of care is a written plan developed by the Hospice Agency and approved by the Participant's Physician to ease pain and provide supportive medical, nursing and other health Services in the Participant's home or in a Hospice Facility during the terminal Illness. The plan of care must include an assessment of the hospice Participant's medical and social needs and a detailed description of the care required to meet those needs. Hospice Care will not be covered under the Plan unless the Claims Administrator determines that the plan of care satisfies the requirements of this Section 3.07. All payments for Hospice Care will be to the Hospice Agency.

     (2)  The Plan covers Covered Charges for the following hospice Services:

          (A)  Covered Charges by a Hospice Facility.

          (B) Part-time skilled nursing by a Registered Nurse; a Licensed Practical Nurse, or a Nurse's Aide working under the supervision of a Registered Nurse for up to eight (8) hours in any one day.

          (C) Medical social Services and counseling provided to the Participant or the Participant's immediate family under the direction of a Physician, which include the following: (i) assessment of social, emotional and medical needs, and the home and family situation; (ii) identification of community resources available; (iii) assistance in obtaining those resources; and
               (iv) nutritional counseling.

          (D) Medical supplies, drugs and medicines prescribed by a Physician for symptom management and pain relief.

          (E) Part-time home health aide Services up to eight (8) hours in any one day. Home health aides provide personal care Services that are necessary for the maintenance of safe and sanitary conditions in the areas of the house used by the Participant.

          (F) Physical therapy and inhalation therapy provided for the purposes of symptom control or to enable the patient to maintain activities of living at home and basic functional skills.

          (G) Bereavement counseling consisting of Services provided to the Participant's immediate family after the Participant's death. Counseling is limited to three visits provided within three months after the Participant's death. For purposes of this
               Section 3.07, a Participant's immediate family is limited to the Participant's parents, spouse, children and step-children.

(b)  Limitations: Hospice Care does not include the following:

     (1) Housekeeping services, transportation, delivered or prepared meals, and convenience and comfort items, including sitter and companion services, not necessary for the medical palliation or management of the Participant's terminal Illness.

     (2) Confinement in a Hospice Facility unless required for pain control or other acute chronic symptom management.

     (3) Supportive environmental items such as air conditioners, air fresheners, ramps, handrails, or intercom systems.

     (4) Transportation, chemotherapy, radiation therapy, enteral and parenteral feeding, home hemodialysis, and other services supportive to research, diagnosis, and lengthening patterns of treatment.

     (5)  Visits made to the home by a Physician.

     (6)  Private duty nursing services when confined in a Hospice Facility;

     (7) Funeral arrangements and financial or legal counseling, including estate planning or drafting of a will.

     (8) Comfort items not directly related to relieving pain or managing the Participant's terminal Illness.

     (9) Services provided by volunteer agencies or pastoral counseling services, and items, services or expenses not specifically and expressly covered under this Section 3.07.

3.08 Hospital Confinement Limitations.

(a) Hospital benefits are subject to Article 6 and shall be paid only if, and to the extent that, the Plan Administrator determines that Hospital confinement is Medically Necessary. Notwithstanding anything else herein to the contrary, Hospital benefits shall be paid only for days of actual confinement, and shall not include any charges for holding or reserving space, or for pass or therapeutic leave days.

(b) Hospital benefits with respect to Mental or Substance Abuse Conditions are subject to Sections 3.11 and 3.18.

3.09 Hospital Inpatient Care.

(a) A Participant who is admitted to a Hospital as a Bed Patient shall, subject to Section 6.01, be entitled to the following benefits for Services when consistent with the diagnosis and treatment of the condition for which confinement is required:

     (1) The Plan covers "semi-private accommodations," (two beds) including bed, meals, special diets, and general nursing Services in a Hospital. If the Participant receives bed and board in "private accommodations" (including meals, special diets, and general nursing Service), an allowance equal to the Covered Charges for "semi-private accommodations" will be covered, except that if no semi-private accommodations are available, the Plan covers private accommodations. The Plan covers stays in critical care units and intensive care units.

     (2)  Use of operating room and delivery room.

     (3)  Recovery room.

     (4)  Anesthetic materials.

     (5) Administration of anesthetics when administered by an employee of such Hospital as a regular Hospital Service.

     (6)  Dressing and bandages, casts and splints.

     (7)  Laboratory examinations including tissue examinations.

     (8)  Basal metabolism tests.

     (9)  X-ray examinations.

     (10) Electrocardiograms.

     (11) Oxygen as provided by such Hospitals.

     (12) Administration of blood, blood plasma, and plasma substitutes.

     (13) All drugs and medicines which are officially accepted by the Food and Drug Administration for general use at the time of such confinement.

     (14) Electroencephalograms.

     (15) Admissions for diagnostic studies when the studies are directed toward the definite diagnosis of an Illness or Injury.

     (16) Any additional medical Services and supplies which are customarily provided by a Hospital, unless otherwise specifically excluded by provisions of the Plan.

(b)  [Reserved].

3.10 Infertility Diagnosis. The Plan covers tests and surgical procedures, whether in or out of a Physician's office, for diagnosis of infertility.

3.11 Mental Health Conditions. The Plan covers Services for the diagnosis and treatment of Mental Health Conditions when rendered by a Hospital, Physician, or other Provider as follows:

(a) Inpatient Services. Inpatient Hospital or Psychiatric Facility Services, subject to Section 6.01. Benefits are also provided for individual psychotherapy treatment, group psychotherapy treatment, psychological testing, convulsive therapy treatment, electroshock treatment and convulsive drug therapy, including anesthesia when administered concurrently with the treatment of the Mental Health Condition by the same Physician or other professional Provider. If anesthesia is administered by a different Physician or other licensed Provider, then the anesthesia is considered a Service that is separate from the treatment of the Mental Health Condition. The number of days of Inpatient treatment of Mental Health and Substance Abuse Conditions shall be combined, and the Plan's coverage for Inpatient Services is limited to 45 combined days per Benefit Period, without regard to whether the Services are Network or Non-Network.

(b) Outpatient Services. The diagnosis and treatment of a Mental Health Condition when rendered by a Hospital, Physician, or other applicable Provider for Services to an Outpatient, including individual and group psychotherapy treatment and psychological testing. The number of days of Outpatient visits for treatment of Mental Health and Substance Abuse Conditions shall be combined, and the Plan's coverage for Outpatient visits is limited to 30 combined visits per Benefit Period, without regard to whether the visits are to Network or Non-Network Providers.

3.12 Obstetrical Care.

(a) The plan covers obstetrical care for the Employee-Participant, or the Spouse-Participant of the Employee, including Dependent children. Obstetrical care includes the Medically Necessary treatment of an Inpatient and Outpatient for prenatal, Maternity, routine newborn and postpartum care as provided in this Section 3.12, and includes Medically Necessary obstetrical care by a licensed nurse midwife. A newborn who satisfies the definition of "Dependent" shall be covered automatically under the Plan as a Dependent for 30 days after date of birth. Thereafter, a newborn will be covered under the Plan only from the date coverage is elected for the child in accordance with the Flex Plan.

(b) No provision of this Plan shall be interpreted to restrict benefits for a Hospital stay in connection with childbirth for a mother or her newborn to less than 48 hours following a vaginal delivery or 96 hours following a delivery by cesarean section. If delivery occurs in a Hospital, the Hospital length of stay for the mother or newborn child begins at the time of delivery (or in the case of multiple births, at the time of the last delivery). If delivery occurs outside a Hospital, the Hospital length of stay begins at the time the mother or newborn is admitted as a hospital inpatient in connection with childbirth. The determination of whether an admission is in connection with childbirth is a medical decision to be made by the attending provider.

(c) If a decision to discharge a mother earlier than the period specified in subsection (b) is made by an attending provider, in consultation with the mother, the requirements of subsection (b) do not apply for any period after the discharge. If a decision to discharge a newborn child earlier than the period specified in subsection (b) is made by an attending provider, in consultation with the mother (or the newborn's authorized representative), the requirements of subsection (b) do not apply for any period after the discharge. For purposes of this Section, attending provider means an individual who is licensed under applicable State law to provide maternity or pediatric care and who is directly responsible for providing maternity or pediatric care to a mother or newborn child.

3.13 Organ and Tissue Transplants.

(a) Benefits: The Plan covers human organ and tissue transplants, subject to all provisions of the Plan applicable at the time the Services are rendered, including but not limited to, the limitations and exclusions in articles 5 and 6, and the following provisions:

     (1) If both the recipient and the donor are Participants in the Plan, each is entitled to benefits under the Plan.

     (2) If the recipient is a Participant, but the donor is not, the Plan covers donor expenses that are not covered by the donor's health plan or any other available resource.

     (3) If the recipient is not a Participant, but the donor is, the Plan covers the donor's expenses, but only if the recipient is the donor's spouse, child, sibling or parent.

     (4) The term "donor expenses" means, subject to subsection (5), the charges for acquiring and preserving the organ or tissue, including pre-diagnostic testing, Hospital and surgical Services, storage, and preservation and transportation of the donated organ or tissue. The Plan does not cover any travel expenses of a donor.

     (5) All donor expenses for human organ and tissue transplants are subject to the following dollar limitations:

          (A) The Plan shall cover Medically Necessary expenses up to $25,000 per recipient for an organ transplant.

          (B) The Plan shall cover Medically Necessary expenses up to $10,000 per recipient for bone marrow and stem cell transplants if not provided through the National Marrow Donor Program. If a bone marrow or stem cell transplant is provided through the National Marrow Donor Program, the Plan shall cover Medically Necessary expenses up to $25,000 per recipient.

     (6) The Plan shall cover 100 percent of travel expenses for the recipient and one companion in accordance with this subsection (6), except that the Plan shall not pay more than $10,000 in the aggregate for travel expenses with respect to a transplant. The Plan shall not cover any travel expenses unless (A) the transplant Services are provided at a facility that is a member of the LifeSource Program and the facility is more than 60 miles from the recipient's Principal Residence, and
          (B) the expenses are approved in advance by the Claims Administrator. The Plan covers travel expenses if, but only if, the Claims Administrator determines the expenses are reasonable for travel to and from the transplant site. Travel expenses include lodging and food, but only while at or traveling to and from the transplant site. The term "companion" means any individual other than the donor who is actively involved as the recipient's care giver, who may be a spouse, family member, guardian or other person. If the Network applicable to a Participant is not a member of the LifeSource Program, then the above reference to the LifeSource Program shall be deemed a reference to the transplant Network, if any, in which the Participant participates.

(b)  Non-Eligible Expenses:

     (1) The Plan does not cover any expenses related to the transplant of any artificial or nonhuman organ or tissue, or expenses which are repaid under any private or public research fund.

     (2) The Plan does not cover expenses for and related to autologous bone marrow or stem cell harvesting and storage when the transplant does not occur within six months of the harvesting.

     (3) The Plan does not cover bone marrow or stem cell transplants if the human leukocyte antigen (HLA) is not an identical five out of six allogeneic match between donor and recipient. Charges for a procedure or expense which are denied under this Section 3.13 are not eligible for payment under any other provision of this Plan.

     (4) Notwithstanding any other provision of this Plan, the Plan covers Services for and related to organ and tissue transplants only to the extent the Services are expressly covered by the Claims Administrator's claims standards for organ and tissue transplants in effect at the time the Services are rendered. Such claims standards may change at any time and from time to time after the date of the Plan, and such changes are hereby incorporated into the Plan by reference.

3.14 Other Covered Services.

(a)  Medical supplies and surgical dressings including:

     (1)  Colostomy bags and supplies required for their use.

     (2)  Catheters.

     (3)  Casts and splints.

     (4) Dressings when Medically Necessary for such conditions as cancer, burns, or diabetic ulcers.

(b) Private duty nursing Services in a Hospital which require the skills of a registered nurse (RN) or licensed practical nurse (LPN); or an RN outside the Hospital, provided:

     (1) The Services are Medically Necessary as determined by the Claims Administrator and are of such an intensive skilled level that they cannot be provided by the Hospital's general nursing staff;

     (2) The Services are prescribed by the patient's attending Physician and such prescription is documented in the medical record;

     (3) The care being rendered is at the skilled level (Custodial Care, intermediate care and personal care are not covered); and

     (4) The Hospital does not have an intensive care unit or similar accommodations or there is no space available in such facilities.

(c) Regardless of Medical Necessity, the Plan covers Physician, Hospital and Outpatient Facility Covered Charges incurred for the sole purpose of voluntary tubal ligation and vasectomy sterilization procedures.

(d) Drugs and medicines requiring a prescription if administered while the Participant is a Bed Patient or in a Physician's office.

(e) Chiropractic Services for diathermy, subluxations and misplacement of vertebrae, or strains and sprains of soft tissue related to the spine when performed by a licensed chiropractor acting within the scope of the rules and regulations promulgated by the applicable licensing authority, subject to the dollar limitation of Section 5.01(a)(42).

(f) The Plan covers Emergency Care. Benefits for Emergency Care include charges for facility costs, Physician Services, supplies and prescriptions. If Emergency Care is provided at a Hospital that is a Non-Network Provider, the Participant's share of Covered Charges shall be determined under column
     (b) of Section 3.02 if the Claims Administrator determines that the Participant's medical condition was life threatening and so severe that the Participant had no choice except to go to the nearest Hospital that is a Non-Network Provider.

(g) If at the time of the occurrence of a sudden and unexpected Illness or Injury that requires Covered Services, a Participant is not physically located within the Network Service Area in which his or her Primary Residence is located, and if Covered Services are provided by a Non-Network Provider, then benefits for the Covered Services shall be determined under column (b) of Section 3.02 if, but only if, the Claims Administrator determines that at the time of the occurrence of the Illness or Injury, the Participant did not expect to be out of the Network Service Area for more than twenty-one consecutive days. In no event shall any Services be covered under this subsection (g) if the travel outside the Participant's Network Service Area is for the purpose of obtaining any Services.

(h)  Services provided by Urgent Care Facilities.

(i)  Services provided by Outpatient Facilities.

(j) If a Participant is receiving benefits under the Plan in connection with a mastectomy and if the Participant elects breast reconstruction in connection with such mastectomy, the Plan shall provide coverage in a manner determined in consultation with the attending Physician and the Participant, for (1) reconstruction of the breast on which the mastectomy has been performed, (2) surgery and reconstruction of the other breast to produce a symmetrical appearance, and (3) prostheses and physical complications at all stages of the mastectomy, including lymphedemas.

(k) The Plan covers the following diabetic supplies: insulin pump needles, glucose monitors and lancet devices.

3.15 Physician Services.

(a)  The Plan covers Physicians' Services as follows:

     (1) Surgical Services: Surgical Services wherever performed, including treatment for fractures and dislocations and routine pre-operative and post-operative care. If multiple surgeries are performed during one operating session, the Plan will cover the most expensive procedure as otherwise determined under the Plan, and the Plan will cover 50 percent of the charges for the remaining surgery or surgeries as otherwise determined under the Plan.

     (2) Anesthesia Services: Administration of anesthesia by injection or inhalation, except by local infiltration.

     (3) Radiation Therapy Services: Treatment for malignant/non-malignant growths by X-ray, radium, or radioactive isotopes.

     (4) Consultation Services: Consultation requested by the attending Physician and rendered to a Participant in conjunction with surgical, obstetrical or medical Services during a confinement.

     (5) In-Hospital Concurrent Medical Care with Surgery: Services rendered concurrently by other than the attending Physician when warranted by the need for supplemental skills of a different nature from that customarily rendered as surgical or obstetrical Services. The criteria for determining a patient's eligibility for concurrent medical care will be when a patient has a separate and complicated diagnosis, which, if left untreated, would adversely affect his prognosis and is a condition whose management requires skills not ordinarily possessed by the surgeon or obstetrician.

     (6) Surgical Assistance: Surgical assistance rendered to the Physician in charge of the case, if the type and complexity of the procedure requires such assistance.

     (7)  In-Hospital Medical Services:

          (A) Medical services rendered by the attending Physician to a Participant while confined in a Hospital. Benefits are also subject to the limitations on confinements in Sections 3.08 and 6.01

          (B) Medical services means services which do not involve: (i) surgical procedures, (ii) treatment of fractures, dislocations, and other accidental injuries, (iii) obstetrical procedures including prenatal and post-natal care, or (iv) radiation therapy.

          (C) Hospital calls made by the operating Physician in rendering necessary pre-operative and postoperative care 10 or less days before and 30 or less days after surgical procedures shall be considered a part of such surgical procedures, and no allowance for medical services shall be made.

     (8) Out-of-Hospital Diagnostic X-ray and Laboratory Services: X-ray or laboratory examinations which are required in the diagnosis of any condition, disease, or injury made or recommended by a Physician and performed outside of a Hospital or performed as an outpatient in a Hospital.

     (9)  Office Visits for Illness and Injury.

     (10) Office Visits for Services covered under Section 3.21.

(b)  [Reserved].

3.16 Prosthetic Devices. The Plan covers the purchase, fitting, necessary adjustments and repairs of prosthetic and orthotic devices and supplies which replace all or part of an absent body part (including contiguous tissue), or replace all or part of the basic minimal function of a permanently inoperative or malfunctioning body part. The Plan covers replacements only if Medically Necessary due to pathological changes or if replacement is less costly than repair. Dental appliances are excluded, except to the extent covered under the Dental Plan. The replacement of cataract lenses is excluded, except when new cataract lenses are Medically Necessary because of prescription change.

3.17 Skilled Nursing Facility. The Plan covers bed and board, including special diets and general nursing Services, in semi-private accommodations (two beds) in an approved Skilled Nursing Facility for Skilled Nursing Care. Coverage is limited to 60 days per Benefit Period. Admission to a Skilled Nursing Facility is covered only if prescribed by a Physician or if in lieu of Hospital confinement. The allowance toward private room accommodations shall be equal to the Covered Charges for semi-private accommodations.

3.18 Substance Abuse Conditions. The Plan covers Services for the diagnosis and treatment of Substance Abuse Conditions when rendered by a Hospital, Physician, or other applicable Provider as follows:

(a) Inpatient Services. Inpatient Hospital or Psychiatric Facility Services only if the Claims Administrator determines that Inpatient treatment is the least restrictive mode of treatment. Benefits are also provided for individual treatment, group treatment, and testing. The number of days of Inpatient treatment of Mental Health and Substance Abuse Conditions shall be combined, and the Plan's coverage for Inpatient Services is limited to 45 combined days per Benefit Period, without regard to whether the Services are Network or Non-Network.

(b) Outpatient Services. The diagnosis and treatment of a Substance Abuse Condition when rendered by a Hospital, Physician, or other applicable Provider for Services to an Outpatient, including individual and group treatment and testing. The number of days of Outpatient visits for treatment of Mental Health and Substance Abuse Conditions shall be combined, and the Plan's coverage for Outpatient visits is limited to 30 combined visits per Benefit Period, without regard to whether the visits are to Network or Non-Network Providers.

3.19 Temporomandibular or Craniomandibular Joint Dysfunction. The Plan covers Services incurred for surgical treatment of Temporomandibular Joint (TMJ) or Craniomandibular Joint (CMJ) dysfunction or orthognathic conditions. TMJ or CMJ dysfunction is a jaw/joint disorder which may cause pain, swelling clicking and difficulties in opening and closing the mouth, and complications include arthritis, dislocation and bite problems of the jaw. Covered Services incurred for nonsurgical treatment of TMJ or CMJ dysfunction or orthognathic conditions are limited to: (a) diagnostic examination; (b) diagnostic x-rays; (c) injection of muscle relaxants; (d) therapeutic drug injections; (e) Physical Therapy; (f) diathermy therapy; and (g) ultrasound therapy. This Section 3.19 does not provide for the coverage of Services not expressly listed in the preceding sentence, including but not limited to; (1) any appliance or the adjustment of any appliance including orthodontics; (2) any electronic diagnostic modalities;
     (3) occlusal analysis; and (4) muscle testing.

3.20 Therapy Services. The Plan covers Therapy Services when performed by a Physician, or a licensed or certified therapist under the direction of a Physician, if, and only if, the Therapy Services are restorative, subject to the following: (1) The Plan covers Speech Therapy only if the therapy is expected to restore speech to a Participant who has lost existing speech function (the ability to express thoughts, speak words and form sentences) as the result of an Illness or Injury; (2) The Plan does not cover Speech Therapy if the speech loss or impairment is due to a mental, psychoneurotic or personality disorder of any type; and (3) If speech loss or impairment is due to a congenital anomaly, the Plan does not cover Speech Therapy unless surgery to correct the anomaly has been performed prior to the therapy.

3.21 Wellness Program. The Plan covers the following Services, without regard to Medical Necessity, Illness or Injury, but subject to the Deductibles, Copayments and Coinsurance provisions set forth in the Schedule of Benefits with respect to the Wellness Program:

Birth through Age 1   Six well child exams in the first year
                      (including diagnostic testing)
                      Immunizations

Ages 1 up to 2        Two well child exams in the second year;
                      (including diagnostic testing)
                      Immunizations

Ages 2 up through 6   One well child exam per year
                      (including diagnostic testing)
                      Immunizations

Ages 7 through 12     One well child exam per two years (including

                      diagnostic testing)
                      Immunizations

Ages 13 through 39    One routine physical exam per two years
                      (including diagnostic testing)
                      Immunizations
                      Annually: Clinical testicular exam
                                Gynecological exam (including pap smear)

Ages 35 through 39    One baseline Mammogram

Ages 40 through 49    One routine physical exam per two years
                      (including diagnostic testing)
                      One routine colonoscopy
                      Immunizations
                      Annually: Clinical testicular exam
                                Gynecological exam (including pap smear)
                                Mammogram
                                Digital rectal exam and fecal occult blood
                                testing (including prostrate exam)

Ages 50 and after     One routine physical exam per year
                      (including diagnostic testing)
                      Routine colonoscopy: Once every 5 years
                      Immunizations
                      Bone density testing: Once every 10 years
                      Sigmoidoscopy: Once every 3 years
                      Annually: Clinical testicular exam
                                Gynecological exam (including pap smear)
                                Mammogram
                                Prostate Specific Antigen (PSA)
                                Digital rectal exam and fecal occult blood
                                testing (including prostrate exam)

                                   ARTICLE 4.

                   Deductibles and Annual Out-of Pocket Limit

4.01 Deductibles.

(a) This subsection (a) shall apply with respect to Covered Charges incurred for Covered Services of Network Providers. In addition, references in column (d) of Section 3.02 to "Deductibles" shall mean Deductibles as determined under this Section 4.01(a), whether the Covered Services are provided by Network or Non-Network Providers. Each Participant shall be required to pay as a Deductible the first $100 of Covered Charges for such Participant in any Benefit Period. In general, each Participant shall be required to satisfy the Deductible once in each Benefit Period. However, if a Participant and one covered Dependent or any two or more covered Dependents incur a total of $200 or more of Covered Charges during a Benefit Period, no further Deductible shall be required on any such Participant or any of his Dependents for the remainder of the Benefit Period. In attaining the $200 Family Deductible, no one individual shall be given credit for more than $100 of Covered Charges in any Benefit Period. Amounts paid by a Participant for Network Covered Charges in a Benefit Period shall be included in the calculation of the Deductible for Non-Network Covered Charges for that Benefit Period. Amounts paid by a Participant for Non-Network Covered Charges in a Benefit Period shall be included in the calculation of the Deductible for Network Covered Charges for that Benefit Period. The above Deductible shall be in addition to any Review Deductible required under Article 6.

(b) This subsection (b) shall apply with respect to Covered Charges that are incurred for Covered Services of Non-Network Providers. Unless otherwise stated in the Schedule of Benefits, references to column (c) of Section 3.02(b) refer to the Deductibles in this subsection (b). Section 4.01(a) shall apply to Non-Network Covered Charges, except that the Deductibles shall be $400 and $800, rather than $100 and $200.

4.02 Annual Out-of-Pocket Limit.

(a)  The Annual Out-of-Pocket Limit for each Participant is as follows:

        Network                Non-Network
----------------------   ----------------------
$1,000 Single Coverage   $2,500 Single Coverage
$2,000 Family Coverage   $5,000 Family Coverage

(b) When the Covered Charges in a Benefit Period exceed the applicable Annual Out-of-Pocket Limit set forth above, the Participant's Coinsurance shall be zero for the balance of the Benefit Period, and the Plan shall, subject to the Participant's Copayment obligation, pay 100% of such Participant's Covered Charges for the balance of such period. In attaining the Family Coverage level, however, no one individual shall be given credit for payment of more than the Single Coverage amount in any Benefit Period.

     Amounts paid by a Participant for Network Covered Charges in a Benefit Period shall be included in the calculation of the Annual Out-of-Pocket Limit for Non-Network Covered Charges for that Benefit Period. Amounts paid by a Participant for Non-Network Covered Charges in a Benefit Period shall be included in the calculation of the Annual Out-of-Pocket Limit for Network Covered Charges for that Benefit Period. The above payment percentages are expressly subject to the requirements of Article 6 and payment of the Review Deductible, if applicable.

                                   ARTICLE 5.

                                   Exclusions

5.01 Exclusions.

(a) Following is a list of Services, charges and other items that are not covered under the Plan, except as otherwise expressly provided. This list is not a limitation on, or a complete listing of, items that are not treated as Covered Services or Covered Charges.

     (1) Any Service that the Claims Administrator determines is not Medically Necessary for the diagnosis or treatment of an Injury, Illness or symptomatic complaint, subject to Sections 3.08, 3.14(c), 3.14(h), and
          3.21 and any Service that is not prescribed or recommended by a Physician.

     (2) Any Service when information necessary to evaluate the claim (e.g., completed claim form, medical records, diagnostic test results, written reports, etc.) is not provided to the Claims Administrator or the Named Fiduciary. A Participant shall provide to the Claims Administrator and the Named Fiduciary such information and documents as may be required.

     (3) Services for any condition, Illness or Injury (1) arising out of, or in the course of, the Participant's employment, unless it arises out of, or is in the course of, the Participant's activities as a self-employed individual, or (2) for which benefits are payable to the Participant under any workers' compensation law or similar legislation.

     (4) Dental care and treatment (including examinations, research studies, screening routine physical examinations or checkups, fluoroscopy without films, or dental x-rays), dental surgery, or dental appliances unless such Services necessary to diagnose a symptomatic condition or Illness or Injury, and except as provided herein for oral surgery. Hospital expenses related to oral surgery are covered only when certified by a Physician other than a Dentist that confinement was necessary to safeguard the life or health of the patient from the effects of the dental procedure because of the existence of a specific non-dental organic impairment and when the dentistry was performed by a licensed Doctor of Medicine "MD" or a licensed Doctor of Dental Surgery "DDS".

     (5) Treatment in a state or federal hospital, unless in the absence of insurance there is a legal obligation for the Participant to pay for such treatment; or treatment for which indemnification or hospital care is available under the laws of the United States, any state or political subdivision thereof, or the Veterans Administration.

     (6) Any Services received as a result of Injury or Illness sustained as a result of war, declared or undeclared, or any act of war, or by an act of international armed conflict or conflict involving armed forces of any international authority, if such war or act occurs after the patient becomes a Participant in the Plan.

     (7) Subject to Sections 11.06 and 11.07, any Services to the extent that benefits are available from or provided by any other coverage, including personal injury protection, homeowner's insurance, or related coverage. Also, benefits shall not be provided to the extent that Medicare benefits are available, except in cases where the Plan must be primary to Medicare as a matter of law.

     (8) Services related to sex transformation or sexual dysfunctions or inadequacies. This limitation will not apply to a penile prosthesis (implant) necessitated by a functional defect caused by a congenital disease or following either an Injury or surgery resulting from Illness.

     (9) Services or supplies deemed by the Claims Administrator not Medically Necessary for the diagnosis or treatment of an Injury, Illness or symptomatic complaint. The Plan shall have the right to submit disputed cases to a medical review committee. Charges for medical or surgical care deemed not Medically Necessary, in whole or in part, shall be borne by the Participant.

     (10) Except as otherwise specifically provided in Section 2.05, Services and supplies provided by or available from a health maintenance organization ("HMO"), preferred provider organization or association(PPO/PPA) or similar arrangement, including charges for Services and supplies that are available through another plan but which are not covered because of failure to comply with the provisions of that plan (such as pre-certification and second opinion requirements).

     (11) Services or supplies for cosmetic purposes, except for correction of defects incurred through Injury which occurred while the Participant was covered under the Plan. This limitation shall not apply to Services which are incidental to or follow surgery resulting from trauma, infection or disease of the involved part or is caused by a congenital disease or anomaly of a covered Dependent child which has resulted in a functional defect.

     (12) Hearing examinations and hearing aids; orthoptics; examinations to determine need for or adjustment of eyeglasses or lenses of any type: eyeglasses or lenses of any type except initial replacements for loss of a natural lens and as provided under the Vision Plan; eye surgery such as radial keratotomy and LASIK, when the primary purpose is to correct myopia, hyperopia or astigmatism.

     (13) Travel, whether or not recommended by Physician, except as provided in
          Section 3.13.

     (14) Treatment of corns, bunions (except capsular or bone surgery), callouses, nails of the feet (except surgery for ingrown nails), flat feet, fallen arches, weak feet, chronic foot strain or symptomatic complaints of the feet (except when surgery is performed).

     (15) Acupuncture, anesthesia by hypnosis or charges (whether or not related to the treatment of another medical condition) for anesthesia for non-covered Services.

     (16) Weight reduction or exercise programs or treatment for obesity, including any prescription or non-prescription drugs; Services at a health spa, gymnasium or similar facility.

     (17) Any confinement in a Skilled Nursing Facility not requiring daily planned medical and skilled professional nursing care and supervision for Illness or Injury, in accordance with regulations established by the Claims Administrator.

     (18) Any types of services, supplies or treatments not specified. Such items not covered include, but are not limited to, the following:

          (A) Educational, vocational or self-help training and other forms of non-medical care.

          (B) Routine physical examinations, including x-rays, laboratory tests and similar diagnostic Services, except as provided in the Wellness Program; examinations related to employment; and routine pre-marital examinations.

          (C) Immunizations (except as specifically provided in the Wellness Program).

          (D) Supplies and accessories that the Claims Administrator determines are not medical supplies or that could be used by family members for purposes other than medical care, such as adhesive tape, gauze, bandages, creams, support hose and pressure garments.

          (E) Support or corrective shoes (unless they are a permanent part of a brace), shoe inserts or modifications.

          (F)  Dietary counseling.

     (19) Services or supplies for which the Participant is not legally obligated to pay. Services or supplies, paid, or which the Participant is entitled to have paid, or to obtain without cost under the laws or regulations of the federal, state, provincial or local government or any political subdivision thereof.

     (20) Charges in excess of either the reasonable and customary charge for, or the value of, the Service or item as determined by the Claims Administrator.

     (21) Experimental or Investigative treatment, equipment, new technology, drugs, procedures or supplies as defined in Article 1, and drugs not approved by the U.S. Food & Drug Administration.

     (22) All fertility testing (except diagnostic testing) and Services, including any artificial means to achieve pregnancy or ovulation and any surgical impregnation procedures, such as artificial insemination, in vitro fertilization, spermatogenesis, gamete intra fallopian transfer (GIFT), zygote intra fallopian transfer (ZIFT), tubal ovum transfer, embryo freezing or transfer and sperm banking.

     (23) Educational, recreational or family/collateral therapy.

     (24) Marriage, pastoral, or financial counseling or similar services.

     (25) Services for completion of claim forms or for providing other records or reports.

     (26) Any Illness or Injury arising from an intentional or accidental atomic explosion or other release of nuclear energy, whether in peacetime or wartime; participation in a civil revolution or a riot; service as a member of the armed forces of any state or country; war or any act of war, whether declared or not, including any conflict involving the armed forces of any authority.

     (27) Vocational or training services and supplies.

     (28) Expenses for broken appointments or telephone calls.

     (29) Hospital charges for take-home prescription drugs and personal comfort or service items while confined in a Hospital, such as, but not limited to, admission kits, radio, television, telephone, cots and guest meals.

     (30) Complications arising from any non-covered surgery.

     (31) Expenses for job training or care for learning disorders or behavioral problems, whether or not services are rendered in a facility that also provides medical and/or mental/nervous treatment.

     (32) Equipment such as air conditioners, air purifiers, dehumidifiers, heating pads, hot water bottles, water beds, swimming pools, hot tubs and any other clothing or equipment which could be used in the absence of an Illness or Injury.

     (33) Convalescent, intermediate, Custodial Care, sanatoria care, or rest cures, including Services and care rendered by or in a rest home, health resort, home for the aged or a place primarily for domiciliary or Custodial Care.

     (34) Charges for non-Covered Services.

     (35) Services for elective abortions unless the pregnancy is a life-threatening physical condition of the Participant.

     (36) Expenses incurred after coverage under the Plan ends.

     (37) Nursing care that does not require the education and training of a registered nurse or a CPN, such as transportation, meal preparation, charting vital signs and companion activities.

     (38) R.A.S.T. testing to determine allergies unless determined by the Claims Administrator to be Medically Necessary.

     (39) Prescription drugs that are subject to the Prescription Drug Plan.

     (40) Any Illness or Injury due to the commission or attempted commission of a civil assault or battery or any illegal act

     (41) Any reversal or any attempted reversal of a previously performed tubal ligation or vasectomy sterilization procedure.

     (42) Covered Charges for chiropractic Services for a Participant are subject to a combined benefit limit of $500 per Benefit Period. The combined limit includes, but is not limited to, (a) Charges for diagnostic Services and X-rays requested by a chiropractor, and (b) Network Covered Charges and Out-of-Network Covered Charges for chiropractic Services.

     (43) Nutritional supplements, unless the Claims Administrator determines that the Participant's only means of receiving nutrition is through a feeding tube.

     (44) The Plan is also subject to the exclusions set forth in other Sections of the Plan, including Sections 3.06, 3.07, 3.08, 3.11, 3.13, 3.17,
          3.18, 3.20, 3.21, 7.04, 8.11 and 9.02.

(b)  [Reserved].

                                   ARTICLE 6.

                 Pre-admission Review, Continued Stay Review and
                             Medical Case Management

6.01 Pre-Admission and Continued Stay Review.

(a) Prior to any Hospital admission that is not for Emergency Care, including admission to a Psychiatric Facility, and/or course of treatment, the Participant or his Physician shall contact the medical review agency selected by the Plan Administrator for the purpose of obtaining a Pre-Admission Review. The Pre-Admission Review shall establish whether the Hospital Admission is Medically Necessary and the appropriate length of stay for an admission. A Continued Stay Review, which shall be initiated by the Participant, and certification shall be required for any additional days. Pre-Admission Review is not required if the admission is related to Maternity, or if Medicare is the primary payer.

(b) In the case of a Participant's Hospital admission and/or course of treatment where there is an admission for Emergency Care (including Maternity and Maternity-related conditions), a Continued Stay Review shall be initiated by or on behalf of the Participant within 48 hours of such admission. The review shall be conducted by a medical review agency selected by the Plan Administrator. The purpose of the Continued Stay Review shall be to determine the Medical Necessity of such admission, as well as the Medical Necessity of any continued hospitalization. The Continued Stay Review shall establish the appropriate length of stay for the admission. Continued Stay Review shall be required for approval of days beyond those certified through Pre-Admission Review and Continued Stay Review. No Pre-Admission Review or Continued Stay Review shall be required for coverage of the mother's or newborn's Hospital stay of 48 hours or less following vaginal delivery or of 96 hours or less following a cesarean section delivery. Continued Stay Review and favorable certification shall be required for coverage of the mother's or newborn's Hospital stay of more than 48 hours following vaginal delivery or of more than 96 hours following a cesarean section delivery.

(c) If a request for Pre-Admission Review or Continued Stay Review is not made within the period prescribed above, or the request is denied, and the Participant nevertheless obtains treatment on an Inpatient basis, the Participant shall be subject to the Review Deductible in each such case in the amount of $500 per Participant per occurrence. In addition, the Plan shall not pay charges for room and board to the extent that a Continued Stay Review indicates that the Hospital admission and/or course of treatment is not Medically Necessary.

(d) To the extent that a hospitalization and/or course of treatment is not certified as Medically Necessary by the medical review agency, in either case described in Section 6.01(a) or 6.01(b) above, then the Participant's attending Physician shall be notified of such decision in writing. The medical review agency shall forward a copy of the decision to the Participant.

6.02 Medical Case Management.

(a) A Participant who suffers a severe Injury or Illness may be eligible to participate in the Medical Case Management Program. The term "severe Injury or Illness" shall mean a condition with respect to which treatment in the Medical Case Management Program would be medically appropriate and a cost effective alternative, and may include: major head trauma, spinal cord injury, amputation, multiple fractures, severe burns, neonatal high-risk infancy, severe stroke, multiple sclerosis, amyotrophic lateral sclerosis, or acquired immune deficiency syndrome.

(b) Participation in the Medical Case Management Program shall be voluntary on the part of the Participant. In addition, the Claims Administrator shall determine a Participant's eligibility for participation according to procedures that shall be applied by the Claims Administrator in a uniform fashion with respect to Participants who are similarly situated. In no event shall the application of such procedures cause the Plan to discriminate in favor of highly compensated individuals, as that term is defined in Section 414(q) of the Code.

(c) Benefits provided hereunder shall be paid notwithstanding the fact that such payment may be inconsistent with other provisions of the Plan. The amount of any benefits to be paid under this section shall be determined by the Claims Administrator or his agent, based upon uniform standards. The Claims Administrator's determination of whether and to what extent benefits shall be paid hereunder shall be based upon his or his agent's review of the following specific factors:

     (1)  The Participant's current and anticipated medical status;

     (2)  The Participant's current treatment plan;

     (3)  The Participant's projected treatment plan;

     (4) The anticipated long-term cost implications of the Participant's treatment; and

     (5)  The anticipated effectiveness of the care to be provided.

(d) If such Participant is selected for and voluntarily participates in the Medical Case Management Program, then the Claims Administrator may direct:

     (1) Payment of benefits for reasonable and customary charges (as defined in Section 1.12(b)) for rehabilitation Services and supplies furnished to such Participant; and

     (2) Payment of benefits even though such payments may be in excess of total benefits otherwise payable for such charges under other provisions of the Plan.

                                   ARTICLE 7.

                             Prescription Drug Plan

7.01 Prescription Drugs.  The Plan covers Prescription Drugs as follows:

(a) If the prescription is dispensed by a Network Pharmacy or the Mail Order Pharmacy, the Participant must pay the Copayment at the time the drug is dispensed and the Plan will pay the balance of the drug cost. If the prescription is not dispensed by a Network Pharmacy or the Mail Order Pharmacy, the Participant must pay the full cost of the drug at the time it is dispensed and file a claim with the Claims Administrator for reimbursement. If the Claims Administrator determines the drug is covered under the

     Prescription Drug Plan, the Plan will reimburse the Participant for the drug costs, less the applicable Copayment.

(b) Following is a description, which is exclusive, of the Prescription Drugs and supplies covered by the Prescription Drug Plan:

     (1) Any Legend Drug, or compound medication of which at least one ingredient is a Legend Drug.

     (2)  Vitamins and minerals (Legend Drugs only).

     (3) Diabetic supplies: Syringes, needles, insulin, blood glucose test strips, lancets and urine glucose test strips.

     (4)  Acne treatments (excluding over the counter treatments).

     (5)  Injectable (IV, IMIJ) and Interferon injectables.

     (6) A drug or class of drugs shall be subject to pre-authorization if it is included in the standard prior authorization program of the Network Pharmacy or Mail Order Pharmacy. A drug that is subject to pre-authorization shall be deemed a covered Prescription Drug only if it is pre-authorized in accordance with Section 7.02. Examples of drugs subject to pre-authorization are: injectable growth hormones, medication for acne if over age 25 and non-oral fertility drugs.

(c) A Copayment shall be payable toward the cost of each separate prescription, each diabetic supply and each refill under the Prescription Drug Plan and shall be determined according to the following schedule, except that the Copayment for Retired Participants and their Dependents for a Brand Drug at a Network Pharmacy shall be $20.00 without regard to whether the Retired Participants or their Dependents are treated as Employees under Section 2.08:

If Dispensed By       Generic Drugs   Brand Drugs
---------------       -------------   -----------
Network Pharmacy          $ 5.00         $15.00
Mail Order Pharmacy       $10.00         $30.00

     Effective January 1, 2004, the following co-payments shall apply: (1) to the Mail Order Pharmacy Program (except Retired Participants): Generic - $20; Preferred Brand Drugs -$40; Non-Preferred Brand Drugs - $70. For Retired Participants, Mail Order Pharmacy Program co-payments shall be:
     Generic - $10; Brand Drugs - $30, and (2) to the Network Pharmacy Program (except Retired Participants): Generic - $10; Preferred Brand Drugs - $20; Non-Preferred Brand Drugs - $35. For Retired Participants, Network Pharmacy Program co-payments shall be: Generic - $5; Brand Drugs - $20.

(d) Plan coverage for each prescription or refill by a Network Pharmacy is limited to the quantity that is Medically Necessary for use in 30 days. Plan coverage for each prescription or refill by the Mail Order Pharmacy is limited to medications for an on-going condition and to the quantity that is Medically Necessary for use within 90 days.

7.02 Pre-Authorization. If coverage of a drug is subject to pre-authorization, the drug will not be covered as a Prescription Drug unless the prescription is approved by a medical review agency selected by the Plan Administrator. The drug will not be pre-authorized unless the medical review agency determines that the drug is both Medically Necessary and is covered under the Prescription Drug Plan.

7.03 Definitions.

(a) The following terms used in this Article 7 shall have the meanings set forth below:

     (1) "Brand Drug" means a Legend Drug manufactured by the company named on the application to the Food and Drug Administration (FDA) for new drug approval. For purposes of the Copayment, diabetic supplies shall be treated as Brand Drugs.

     (2) "Generic Drug" means a Legend Drug that is not a Brand Drug, that contains exactly the same amount of the same active ingredients in the same dosage form as its Brand Drug equivalent, that meets the FDA standards of bioequivalence, strength, purity and identity and that is manufactured in compliance with current FDA good manufacturing practices regulations.

     (3) Legend Drug" means any medicinal substance the label of which, under the Federal Food, Drug and Cosmetic Act, is required to bear the legend: "Caution: Federal law prohibits dispensing without prescription."

     (4) "Mail Order Pharmacy" means a Network Pharmacy that dispenses Prescription Drugs through the mail.

     (5)  "Network Pharmacy" means a Network Provider that is a pharmacy.

     (6) "Non-Preferred Brand Drug" means a Brand Drug that does not appear on Express Scripts' Preferred Formulary list. A "Preferred Brand Drug" is a Brand Drug that does appear on Express Scripts' Preferred Formulary list. A Non-Preferred Brand Drug has an alternative substitute available (i.e., Preferred Brand Drug or Generic Drug) that is therapeutically equivalent and available at a lower price.

(b)  [Reserved].

7.04 Prescription Drug Limitations.

(a)  The Prescription Drug Plan does not cover the following

     (1) Non-Legend Drugs (except insulin for diabetics), Legend Drugs that are not Medically Necessary.

     (2) Therapeutic devices or appliances, including hypodermic needles, syringes (except needles and syringes for diabetics), support garments and other non-medical substances.

     (3) Nicotine-containing drugs or devices or any other drug or device used for the purpose of smoking cessation.

     (4)  Any drug used for cosmetic purposes.

     (5) Any drug or medication which is eligible for payment under the Medical Plan.

     (6)  Any Experimental or Investigational drug or medicine.

     (7) Any refill or a prescription which is in excess of what is prescribed, or any refill dispensed after one year from the initial prescription order.

     (8) Drugs (A) dispensed by a Network Pharmacy, in a quantity which is in excess of a 30-day supply; (B) dispensed by the Mail Order Pharmacy in a quantity which is in excess of a 90-day supply; and (C) in a quantity which is in excess of the amount prescribed.

     (9) Any drug for which the dispenser's charge is less than the Copayment amount.

     (10) Any drug dispensed when a person is not covered under the Prescription Drug Plan and any drug dispensed without pre-authorization, if pre-authorization is required.

     (11) Any drug prescribed in connection with Services that are not Covered Services.

     (12) All limitations and exclusions which would result in non-coverage according to the terms of Article 5, which is incorporated by reference into this Article 7.

     (13) Drugs prescribed for sexual dysfunction (such as Viagra).

     (14) Allergy serums.

     (15) Fluoride products.

(b)  [Reserved].

                                   ARTICLE 8.

                                  Dental Plan

8.01 Dental Plan Options; Eligibility.

(a)  Dental Benefits are available under two options, as follows:

     (1) Basic Plan. The Basic Plan pays a fixed dollar amount for dental Services, as set forth in Schedule A.

     (2) Optional Plan. The Optional Plan pays a fixed percentage of the Covered Charges for dental Services, as set forth in Schedule B.

(b) Eligibility and Coverage: Coverage under the Dental Plan of an Eligible Employee shall begin as provided in Section 2.01 subject to the following:

     (1) Eligible Employees hired before November 1, 1994 may elect Basic Plan coverage or Optional Plan coverage, or they may reject coverage entirely, pursuant to the Flex Plan.

     (2) An Eligible Employee hired on or after November 1, 1994, may elect Optional Plan coverage or reject coverage entirely pursuant to the Flex Plan.

     (3) Notwithstanding (1) and (2), a Prime-Time Employee may elect Optional Plan coverage or reject coverage entirely pursuant to the Flex Plan.

8.02 Deductible. For purposes of Article 8, the Deductible shall be $25 per Participant per Benefit Period, and applies only to those Covered Charges listed in Sections 8.06 and 8.07.

8.03 Limitations. Benefit payments under Sections 8.05 and 8.06 are limited to $1,000 per Participant per Benefit Period. Benefit payments under Section
     8.07 are limited to a separate lifetime maximum of $1,250 per Dependent Participant if the Participant is covered under the Basic Plan, or $1,500 per Dependent Participant if the Participant is covered under the Optional Plan.

8.04 Cessation of Participation. Participation for all Dental Coverage shall cease as provided in Section 2.03.

8.05 Dental Expenses Not Subject to Deductible.

(a) Preventative and Diagnostic. The following dental expenses will be paid or reimbursed in accordance with the applicable "Schedule of Covered Dental Expenses" referred to in Section 8.08, without regard to the Deductible:

     (1) Routine oral examinations: but not more than twice in any Benefit Period. Such category includes procedures performed by a Dentist that aid in making diagnostic conclusions about the oral health of a patient and the dental care required. Examinations include but are not limited to case history, charting of existing restorations and defects, pocket probing, and vitality tests. Also included are recall examinations for review and recording of changes occurring since the last examination.

     (2) Prophylaxis, cleaning and scaling of teeth: but not more than twice in any Benefit Period. Charges for such treatment performed by a licensed dental hygienist are also included as a covered dental expense if such Service is rendered under the supervision and guidance of the Dentist.

     (3) Topical Application of fluoride (for a Participant's child under age 21 who is a Dependent-Participant) one per Benefit Period: topical application of fluoride performed by a Dentist or a licensed dental hygienist (if rendered under the supervision and guidance of the Dentist).

     (4) Space Maintainers (for a Participant's child under age 21 who is a Dependent-Participant): a fixed or removable appliance designed to prevent adjacent and opposing teeth from moving and that replace prematurely lost or extracted teeth. Coverage is provided solely for charges incurred to maintain existing space including fixed unilateral band type, fixed lingual and palatal arch band type, fixed cast type, fixed stainless steel crown type, and movable acrylic space maintainers. In addition, adjustments of space maintainers are covered if such Services are required because of a relative change in the condition of the mouth. This Section 8.05 covers only non-orthodontic Services, and excludes any treatment described in Section 8.07.

     (5) X-rays: dental X-rays (radiographs) including full mouth X-rays (but not more than one time in any three consecutive Benefit Periods), supplementary bitewing X-rays (but not more than twice in any Benefit Period), panoramic X-rays (but not more than once in any 3 consecutive Benefit Periods), and such other dental X-rays as are required in connection with the diagnosis of a specific condition requiring treatment.

     (6) Palliative Treatment: includes emergency treatment required to ease pain or infection (Code 09110) (but not treatment to cure the pain or discomfort resulting from extractions or permanent fillings).

     (7) Sealants (for a Participant's child under age 21 who is a Dependent-Participant): topical application of Sealants, but limited to posterior teeth and not more than one treatment in a Benefit Period.

(b)  [Reserved].

8.06 Dental Expenses Subject to Deductible.

(a) The dental expenses described in subsections (b) and (c) below shall be paid or reimbursed in accordance with the Schedules referred to in Section
     8.08 after the applicable Deductible has been satisfied:

(b)  Restorative.


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

     (1) Restoration of carious teeth to a state of functional acceptability. Benefits are provided for restorations with amalgam, silicate, synthetic porcelain, acrylic, composite resin, or other similar restorative materials.

     (2) Oral surgery, including extractions and other dental-related surgery, except surgical removal of impacted teeth or tumors and cysts, which is covered under the Medical Plan.

     (3) Endodontics, including necessary procedures used for the prevention and treatment of diseases of the dental pulp and the surrounding periapical structures. Coverage is provided for but not limited to root canal therapy, pulp capping, pulpotomy, and apicoectomy.

     (4)  Injection of antibiotic drugs by the attending dentist or Physician.

     (5) Repair or recemeting of crowns, inlays, bridgework or dentures or relining of dentures.

     (6) General anesthesia when Medically Necessary, such as for a current ongoing medical condition, including epilepsy, mental retardation and cardiac problems. The Claims Examiner shall determine in its sole discretion whether general anesthesia is Medically Necessary.

(c)  Major.

     (1) Periodontics: includes necessary procedures for treatment of the tissues supporting the teeth.

     (2)  Prosthodontics: includes

          (A) the necessary Services to replace one or more anterior teeth or posterior teeth (not including wisdom teeth) which are extracted while covered under the Plan, to include:

               [i] Initial installation of fixed bridgework (including inlays and crowns to form abutments).

               [ii] Initial installation of partial or full removable dentures
                    (including adjustments during the six month period following installation) or a prosthetic Service (including crowns and inlays which form abutments for fixed bridgework).

               [iii] The addition of teeth to an existing partial removable denture or to bridgework.

               [iv] A permanent full denture that replaces an immediate
                    temporary denture within 12 months of installation.


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

          (B) the replacement of an existing partial denture, full removable denture, or fixed bridgework is covered, provided that the existing denture or bridgework cannot be made serviceable and was installed at least five years prior to its replacement. However, should additional extractions or other changes as a result of a surgical procedure require the replacement of dentures or bridgework, the five year requirement is waived.

(d) Dental expenses include the cost of precious metals only when used in connection with abutments for a unit of a bridge including crowns and inlays.

8.07 Orthodontics. Orthodontic Services shall be reimbursed at 50% of the charge, after the applicable Deductible has been satisfied. Orthodontics Services include: the correction of malocclusion and abnormal tooth position. Coverage is provided for diagnostic procedures and treatment consisting of appliance therapy and functional therapy when deemed to be functionally necessary for severe dental dysplasia as determined by a dental consultant appointed by the Plan Administrator. Orthodontic Services are provided only for Dependent children whose course of treatment commenced prior to age 21.

8.08 Schedule of Covered Dental Expenses. The Schedules attached hereto show the maximum benefit payable (either as a fixed dollar amount or as a percentage of the charge) for each dental procedure. Such schedules may be amended from time to time by action of the Plan Administrator. Schedule A benefits will be paid in accordance with the lesser of the scheduled amount or the Dentist's actual charge. The Plan shall not pay for any Service under either Schedule if the Claims Administrator determines that the Service is not dentally necessary.

8.09 Predetermination of Dental Benefit Coverage.

(a) Whenever a Participant's dental treatment will incur charges in excess of $150, payment of the charges will be subject to the following at the Participant's election:

     (1) A Participant may submit the Dentist's Treatment Plan to the Claims Administrator prior to commencement of the treatment.

     (2) The Claims Administrator, or his agent, shall review the Treatment Plan and may request any additional diagnostic information deemed necessary to evaluate the prescribed course of treatment.

     (3) The Claims Administrator shall provide the Participant an explanation of the amounts the Plan will pay, along with recommendations for any alternative treatment. Procedures, including alternate procedures, will be approved for payment only if the Claims Administrator in its sole discretion determines they are dentally necessary.

(b) Even if the Claims Administrator recommends an alternative treatment, the Participant may proceed with the initially prescribed treatment. Payments from this Plan, however,


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

     shall be limited to treatments and procedures which the Claims Administrator determines are dentally necessary.

(c) If after review of the predetermination report, the Participant's Dentist and the Claims Administrator agree that medically adequate results can only be achieved through treatment and procedures in excess of those set out in the predetermination report, after giving due consideration to services customarily employed by most Dentists, the Plan may cover the additional treatment and Services.

8.10 Dentally Necessary.

(a) As used in this Plan, the term "dentally necessary" means a Service furnished by a Dentist if, but only if, the Claims Administrator determines in its sole discretion that the Service is required for the diagnosis or treatment of the Participant's dental condition, Illness or Injury. A Service shall be deemed "required" if, but only if,

     (1) As to a diagnostic procedure, it is indicated by the health status of the Participant and is as likely to result in information that could affect the course of treatment as, and no more likely to produce a negative outcome than, any alternative Service, both as to the condition, Illness or Injury involved and the Participant's overall health condition;

     (2) As to treatment, it is as likely to produce a significant positive outcome as, and no more likely to produce a negative outcome than, any alternative Service, both as to the condition, Illness or Injury involved and the Participant's overall health condition; and

     (3) As to diagnosis and treatment, it is no more costly (taking into account all health expenses incurred in connection with the Service) than any alternative Service to meet the tests set forth in this definition.

(b) To be dentally necessary a Service must be consistent with the Participant's condition, diagnosis and treatment, in accordance with standards of good dental practice, not solely for the convenience of the Participant or the Service provider, and furnished in the least intensive type of dental care setting required by the Participant's dental condition. The fact that a Dentist or another provider has furnished, prescribed, ordered, recommended or approved a Service does not of itself make the Service dentally necessary. The determination of dental necessity shall be made by the Claims Administrator based on a review of the dental records describing the Participant's condition and treatment.

8.11 Exclusions.

(a)  The Dental Plan does not cover the following:

     (1) Services for cosmetic purposes, including charges for personalization or characterization of dentures.


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

     (2) Treatment by other than a Dentist or a Physician, except for scaling or cleaning of teeth and topical application of fluoride may be performed by a licensed dental hygienist if the treatment is rendered under the supervision and guidance of the Dentist.

     (3)  Any Services incurred while not covered under the Dental Plan.

     (4) Replacement of lost, missing, or stolen prosthetic or orthodontic devices.

     (5)  Hospital confinement resulting from a dental condition, subject to
          Section 3.04.

     (6) Athletic mouthguards, duplicate, temporary, or transitional dentures, crowns or appliances.

     (7) Charges that would not have been made if no Dental Care Plan existed or charges that the eligible individual is not legally required to pay.

     (8) Services or supplies which are furnished or paid for by the armed forces.

     (9) Expenses to the extent paid or which the covered individual is entitled to have paid, or Services and supplies secured without cost in accordance with the laws or regulations of any government.

     (10) Services and supplies which are not necessary for treatment of the Injury or Illness or are not recommended and approved by the attending Dentist.

     (11) Charges for failure to keep a scheduled visit with the Dentist for any reason.

     (12) Replacement of broken prosthetic devices including partial and full dentures and fixed bridgework which cannot be made serviceable and which have not satisfied the five (5) year waiting period requirement.

     (13) Services for completing claim forms or for providing other records or reports.

     (14) Oral hygiene, dietary instructions or plaque control programs.

     (15) Sealants, space maintainers and fluoride treatments after a Dependent child attains age 21, and Orthodontic Services for a Dependent child that commence after the child attains age 21.

     (16) Services for Illnesses contracted or Injuries sustained as a result of an insurrection, riot, or war, declared or undeclared, or of any act of war, or of any act of international armed conflict or conflict involving armed forces of any international authority, if such war or act occurs after the patient becomes a Participant in the Plan or after he was covered under a predecessor insured plan.

     (17) Treatment in connection with occupational Injuries or Illnesses covered by any workers' compensation law.


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

     (18) Dental expenses which are eligible for payment under the Medical Plan.

     (19) Charges in excess of the charges described in Schedules A and B.

     (20) Appliance insertion or restoration when used to increase vertical dimension, restore occlusion or for purposes of splinting, or for abutment purposes only.

     (21) Experimental or Investigative treatment, equipment, new technology, drugs, procedures or supplies as defined in Article 1, and drugs not approved by the U.S. Food & Drug Administration.

     (22) Orthodontic Services for any Participant, except Dependent children whose course of orthodontic treatment commenced prior to age 21.

     (23) Dental work to the extent it exceeds another procedure which is suitable for treating the condition, as determined by the Claims Administrator or his agent.

     (24) Anesthesia except general anesthesia when it is Medically Necessary and is administered in connection with oral surgery.

     (25) Services rendered prior to eligibility for Plan participation. For treatment in progress when participation commences, benefits will be determined on the basis of treatment actually rendered while covered under the Plan.

     (26) Services, supplies or treatments that do not meet the standards of dental practice accepted by the American Dental Association.

     (27) Myofunctional therapy.

     (28) Replacement of teeth removed before dental coverage began.

     (29) Replacement of third molars.

     (30) Drugs and their administration.

     (31) All conditions which would result in exclusion of a Service or item according to the terms of Article 5, which is incorporated by reference into this Article 8.

(b)  [Reserved].

                                   ARTICLE 9.

                                  Vision Plan

9.01 Vision Care Benefits.

(a) The Plan shall pay the covered expenses of licensed ophthalmologists, licensed optometrists, and licensed opticians as follows:


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

     (1) Eye Examinations: Complete eye examinations, whether or not eyeglasses are prescribed. Coverage shall be limited to one examination during any twenty-four consecutive month period. The maximum benefit shall be $70 per examination.

     (2) Lenses: Lenses for eyeglasses ordered by a licensed ophthalmologist or licensed optometrist and supplied by an optician. Coverage shall be limited to one set (two lenses) during any twenty-four consecutive month period. Maximum benefits shall be as follows:

     Single Vision prescription   $ 60 (per pair)
     Bifocal prescription         $ 80
     Trifocal prescription        $110
     Aphakic prescription
        - Glass                   $ 30
        - Plastic                 $ 70
        - Aspheric                $ 90
        - Case hardening          $  2

          Contact lenses (including fitting, training, and lifetime warranty) when visual acuity cannot be corrected to 20/70 or better, except by use of contact lenses. Benefits are $200 per pair ($100 per lens). If contact lenses are selected for any other reason, total benefits are limited to $120 per pair (the benefit for single vision lenses and frames). This contact lens benefit is in lieu of eyeglasses frames and lenses during any twenty-four (24) consecutive month period.

     (3) Frames: Frames for glasses ordered by a licensed ophthalmologist or licensed optometrist. Coverage shall be limited to one set of frames during any twenty-four consecutive month period. The maximum benefit shall be $60 per set of frames.

(b)  [Reserved].

9.02 Exclusions.

(a) Benefits are not provided under the Vision Plan for the following Services or items, or under the following conditions:

     (1)  Sunglasses, plain or prescription.

     (2)  Lenses which do not require a prescription.

     (3) Services received because of Injury or Illness arising out of employment that is covered by workers' compensation or similar law.

     (4) Eye examinations required by an employer as a condition of employment, or by a governmental body.


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

     (5) Services and supplies for which the Participant is not legally obligated to pay, or for which no charge would be made absent the Plan.

     (6) Services or supplies not prescribed as necessary by a licensed ophthalmologist, optometrist or optician.

     (7) Services or supplies covered under the Medical Plan. In the case of Services or supplies provided in conjunction with a covered eye examination, this exclusion shall not affect payment for a covered eye examination according to Section 9.01.

     (8) Services rendered or supplies delivered while not an eligible Participant.

     (9)  Training or educational instruction and materials.

     (10) Expenses for preparing medical reports, itemized bills, or benefit request forms.

     (11) Expenses for broken appointments or telephone calls.

     (12) Any treatment, equipment, new technology, drug, device, supply, procedure, facility or Service that is Experimental or Investigational.

     (13) Safety glasses or goggles.

     (14) Special procedures such as, but not limited to, orthoptics, vision training, or subnormal vision aids.

     (15) Charges for Services covered under another group health plan or no fault automobile insurance.

     (16) Benefits are not provided under the Vision Plan for the Dependent child of a Participant on or after the date the child attains age 21, except for a handicapped Dependent child as described in Section 1.18.

     (17) All conditions which would result in exclusion of a Service or item according to the terms of Article 5, which is incorporated by reference into this Article 9.

(b)  [Reserved].

                                   ARTICLE 10.

                              Continuation Coverage

10.01 In General. Each Qualified Beneficiary who would lose coverage hereunder as a result of a Qualifying Event shall be entitled to elect, within the election period, to obtain and pay premiums for Continuation Coverage hereunder. Such Continuation Coverage shall consist of coverage which, as of the time such coverage is being provided, is identical to the coverage the Qualified Beneficiary had on the day before the Qualifying Event. Continuation Coverage is subject to all the rights, terms, conditions, limitations


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

     and exclusions which apply to the Plan offered to similarly situated Participants with respect to whom a Qualifying Event has not occurred. If coverage under the Plan is modified for any group of similarly situated Participants, such coverage shall also be modified in the same manner for all Participants who are Qualified Beneficiaries with respect to such group.

10.02 Qualifying Event.

(a) For purposes of this Article, the term "Qualifying Event" means, with respect to any Employee-Participant, any of the following events which, but for the Continuation Coverage under this Article 10, would result in loss of coverage for a Qualified Beneficiary:

     (1)  The Employee-Participant's (or Retired Employee's) death.

     (2) The termination (other than by reason of an Employee-Participant's gross misconduct), or reduction of hours, of the Employee-Participant's employment. The term "gross misconduct" shall mean conduct of an Employee-Participant which is (A) a willful disregard of standards of behavior which the Company has a right to expect, showing a gross indifference to the Company's interest; or (B) a series of repeated violations of employment rules proving that the Employee-Participant has regularly and willfully disregarded his obligations.

     (3) The divorce or legal separation of the Employee-Participant (or Retired Employee) from the Employee-Participant's (or Retired Employee's) Spouse.

     (4) The Employee-Participant becomes enrolled for Medicare benefits under Title XVIII of the Social Security Act.

     (5)  A Dependent child ceases to be a Dependent child under the Plan.

(b) This subsection (b) shall apply if, in connection with termination of employment which is a Qualifying Event under Section 10.02(a)(2), a former employee is covered under a severance pay plan which: (1) provides for the continuation of coverage under a Plan for a term certain beginning on the date of the Qualifying Event, and (2) provides for coverage that is identical to the Employee-Participant's coverage on the day before the Qualifying Event. If this subsection (b) applies, then the period of coverage under the severance pay plan shall count as Continuation Coverage under this Article 10, so that coverage under the severance agreement, for the time it is in effect, shall run concurrently with the Continuation Coverage. The requirement in this Section 10.02(b) of identical coverage is subject to all the rights, terms, conditions, limitations and exclusions which apply to the Plan offered to similarly situated Participants with respect to whom a Qualifying Event has not occurred, and if coverage under the Plan is modified for any such group of similarly situated Participants, such coverage shall also be modified in the same manner for the Participant with respect to such group to whom this subsection 10.02(b) applies.


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

(c) This subsection (c) applies to an Employee-Participant: (i) who receives written notice from the Company that his/her employment is being terminated by the Company under the provisions of the "Special Severance Pay Plan - - B&W/RJR Business Combination" ("SSP"), and (ii) who is eligible for coverage as a Retired Participant under Section 2.08 for any reason as of the date of actual employment termination (an "eligible Section 10.02(c) Employee-Participant"). Continuation Coverage under this subsection (c) shall be subject to the following:

     (1)  Notwithstanding any provision of the Plan to the contrary, an eligible
          Section 10.02(c) Employee-Participant shall be treated as having incurred an employment termination resulting in a "loss of coverage" and a "Qualifying Event" as contemplated by Section 10.02(a) as of such eligible Section 10.02(c) Employee-Participant's date of actual employment termination, whereupon he/she shall be eligible for Continuation Coverage hereunder.

     (2) An eligible Section 10.02(c) Employee-Participant who elects Continuation Coverage under this Article 10 shall be provided the coverage for which he/she is eligible under Section 2.08 upon termination of continuation coverage under this Article 10 (irrespective of the reason for such termination) in accordance with the applicable terms and conditions of Section 2.08.

10.03 Qualified Beneficiary. The term "Qualified Beneficiary" means, with respect to an Employee-Participant (including a Retired Employee), an individual who, on the day before the Qualifying Event for such Employee-Participant, is a Participant on the basis of being (a) the Spouse of the Employee-Participant, (b) the Dependent child of the Employee-Participant, or (c) a child who is born to or placed for adoption with the Participant during the period of Continuation coverage under this
     Article 10. In addition, in the case of a Qualifying Event arising from termination of employment or reduction of hours, the term "Qualified Beneficiary" shall include the Employee-Participant. No Employee-Participant, Spouse, or Dependent child may be considered a Qualified Beneficiary if, on the day before to the Qualifying Event, such individual was not already a Participant in the Plan, except for any child born to or placed for adoption with the Employee-Participant during the period of Continuation Coverage. The term "Qualified Beneficiary" shall exclude nonresident aliens to the extent permitted by law. A Retired Participant who has not elected to receive Continuation Coverage shall not be treated as a Qualified Beneficiary for any purpose under the Plan.

10.04 Newborn and Adopted Children. A child born to or placed for adoption with the Employee-Participant during a period of Continuation Coverage has the same open enrollment period rights as other Qualified Beneficiaries with respect to the same Qualifying Event and is entitled to a 36 month maximum coverage period if a second Qualifying Event occurs while the child is in a period of Continuation Coverage resulting from a termination-of-employment Qualifying Event. The maximum coverage period for such child shall be measured from the date of the Qualifying Event that gives rise to the period of Continuation Coverage during which the child is born or adopted and not from the date of birth or placement for adoption. "Placement, or being placed, for adoption" means the assumption and retention by the covered employee of a legal obligation for total or partial support of a child in anticipation of the adoption of the child. The child's placement for adoption with the Employee-Participant terminates upon the termination of the legal obligation for total or partial support. A child who is immediately adopted by the covered employee without a preceding placement for adoption is considered to be placed for adoption on the date of the adoption.

10.05 Period of Coverage.

(a) The period of Continuation Coverage shall be measured from the date of the Qualifying Event and shall end upon the earliest of the following:

     (1) In the case of a Qualifying Event which is a termination of employment or reduction of hours, the date which is 18 months after the date of such Qualifying Event; provided, however, that if another Qualifying Event occurs during such 18 month period, then in the case of an individual who was a Qualified Beneficiary as of the first Qualifying Event and was covered at the time of such second Qualifying Event, the termination date shall be no later than 36 months after the date of the initial Qualifying Event.

     (2) In the case of any Qualifying Event which is not a termination of employment or reduction of hours, the date which is 36 months after the date of such Qualifying Event.

     (3) The date which is 29 months after the date of such Qualifying Event, but only if (A) the Qualified Beneficiary is determined under Title II or XVI of the Social Security Act to have been disabled at any time within the first 60 days of Continuation Coverage under subsection (1) above, and (B) prior to the date which is 18 months after such Qualifying Event, the Qualified Beneficiary provides notice of such disability determination to the Claims Administrator in accordance with Section 10.09.

     (4) The date on which the Company ceases to provide any group health plan to any Employee.

     (5) The date on which the Qualified Beneficiary fails to make timely payment of the premium required under the Plan with respect to such Qualified Beneficiary. Payment of any premium (other than payment for the period preceding election of coverage) shall be considered timely if made within 30 days after the due date, subject to Section 10.06(b).

     (6) The date on which the Qualified Beneficiary first becomes, after the date of the election, (1) covered under any other group health plan (as an employee or otherwise), which does not contain any exclusion or limitation with respect to any preexisting condition of such Qualified Beneficiary (other than such an exclusion or limitation which does not apply to (or is satisfied by) such Qualified

          Beneficiary in accordance with applicable law as set forth in Code
          Section 4980B(f)(2)(B)(iv)(I)), or (2) enrolled for Medicare benefits under Title XVIII of the Social Security Act.

(b)  [Reserved].

10.06 Premium Requirements.

(a) A Qualified Beneficiary shall be required to pay a premium for each determination period of Continuation Coverage. The determination period shall be the Benefit Period. Such premium shall not exceed 102 percent of the applicable premium for such period of coverage, except that if coverage is being continued for 29 months under Section 10.05(a)(3), the Plan may require the Qualified Beneficiary to pay a premium of 150% of the applicable premium for each month of Continuation Coverage after 18 months. The Qualified Beneficiary may elect to pay such premium in monthly installments.

(b) If Continuation Coverage is elected after the Qualifying Event has occurred, the Qualified Beneficiary shall be permitted for a period of 45 days after the date of his election to pay the premium for Continuation Coverage during the period preceding his election. If the Qualified Beneficiary fails to pay such premium within such 45 day period, the Qualified Beneficiary's Continuation Coverage shall be cancelled effective as of the date of his Qualifying Event and he shall not be entitled to any Continuation Coverage under this Article 10.

(c) The Plan Administrator shall cause an actuary to determine the applicable premium for each determination period of Continuation Coverage, either on the basis of a reasonable estimate of the cost of providing such coverage for similarly situated beneficiaries, or, on the basis of actual past cost for similarly situated beneficiaries, in a manner which complies with the Code and ERISA.

10.07 Insurability and Conversion Option. The availability of Continuation Coverage shall not be conditioned upon, or discriminate on the basis of a lack of evidence of insurability. In addition, where a Qualified Beneficiary's Continuation Coverage ends upon expiration of the applicable period under Section 10.05, the Plan shall, during the 180-day period ending upon such expiration date, provide to such Qualified Beneficiary the option of enrollment under a conversion health plan otherwise generally available under Article 2 of the Plan.

10.08 Qualified Beneficiary's Election.

(a) Each Qualified Beneficiary who would otherwise lose coverage under the Plan because of a Qualifying Event shall be entitled to make an independent election, within the election period, to have Continuation Coverage under the Plan. Continuation Coverage which may be elected hereunder shall be limited to such medical benefit options as were in effect at the time of the Qualifying Event.

(b)  The election period shall be the period which:

     (1) begins no later than the date on which coverage terminates by reason of a Qualifying Event;

     (2)  is 60 days in duration; and

     (3)  ends no earlier than 60 days after the later of:

          (A)  the date on which coverage would normally terminate; or

          (B) the date of the notice given by the Plan Administrator to a Qualified Beneficiary with respect to a Qualifying Event.

(c) Except as otherwise specified in an election, any election of Continuation Coverage by a Qualified Beneficiary who is either an Employee-Participant or the Spouse of an Employee-Participant shall be deemed to include an election of Continuation Coverage on behalf of any other Qualified Beneficiary who otherwise would lose coverage by reason of the Qualifying Event. A Qualified Beneficiary who waives Continuation Coverage may revoke such waiver at any time before the end of his election period, provided that no benefits shall be payable for charges incurred during the period commencing on the date that the Qualified Beneficiary's coverage under the Plan terminated and ending on the date the Qualified Beneficiary revokes such waiver.

10.09 Notices.

(a) Company Notice to Plan Administrator. The Company shall notify the Plan Administrator of a Qualifying Event by reason of death, termination of employment, reduction of hours, or entitlement to Medicare benefits, within 30 days of the date of the Qualifying Event.

(b) Participant Notice to Plan Administrator. The Qualified Beneficiary shall notify the Plan Administrator of a Qualifying Event by reason of divorce, legal separation, or a Dependent child ceasing to be a Dependent under the terms of the Plan, within 60 days after the date of the Qualifying Event. Each Qualified Beneficiary who is determined under Title II or XVI of the Social Act to have been disabled at any time during the first 60 days of Continuation Coverage shall notify the COBRA Administrator of such determination within 60 days after the date of the determination and shall notify the plan Administrator within 30 days after the date of any final determination under such titles that the Qualified Beneficiary is no longer disabled. If notice is not given within the 60 day period, any right to elect Continuation Coverage shall be lost.

(c) Plan Administrator Notice to Qualified Beneficiary. In the case of a Qualifying Event by reason of death, termination of employment, reduction of hours, or entitlement to Medicare benefits, the Plan Administrator shall notify each Qualified Beneficiary with respect to such event of such beneficiary's right to elect Continuation Coverage. In the case of a Qualifying Event by reason of divorce, legal separation, or a Dependent child ceasing to be a Dependent under the terms of the Plan, where the Participant notifies the COBRA Administrator, the COBRA Administrator shall notify each Qualified

     Beneficiary with respect to such event of the right to elect Continuation Coverage. Notice to Qualified Beneficiaries shall be given within fourteen
     (14) days after the date the COBRA Administrator is notified of a Qualifying Event by reason of termination of employment, reduction of hours, divorce, or legal separation, provided that the COBRA Administrator receives notice within the time prescribed by applicable law or regulation.

(d) Construction. Sections 10.01 - 10.09 are intended to comply with the continuation coverage requirements of Code Section 4980B, and shall be administered and construed in a manner consistent with such requirements.

                                  ARTICLE 11.

                    Coordination of Benefits and Subrogation

11.01 Coordination of Benefits.

(a) Benefits under the Plan shall be coordinated with all other health care coverage and shall be limited in all cases to a maximum of 100% of the Covered Charges to the Participant for Covered Services. Benefits shall be coordinated in the same manner with payments made or available under "no-fault" statutes to the maximum extent permitted by federal law and state law, to the extent not preempted by federal law.

(b) This provision shall be applicable to all benefits available under the Plan, except that no coordination of benefits provisions shall apply to the Prescription Drug Plan.

(c) Benefits shall be paid first from any plan that does not have a coordination of benefits provision.

11.02 "Primary-Secondary" Payment Rule.

(a) In processing a claim where two or more health plans exist, the "primary-secondary" payment rule determines the provision of payment. It is applied in the following manner:

     (1) The benefits of a health plan (which may include, without limitation, the Plan) which covers the patient as other than a dependent will be payable before the benefits of a health plan which covers the patient as a dependent.

     (2) A Dependent child who is potentially subject to coverage under the health plans of both parents (where parents are neither separated nor divorced) shall be covered by the health plan of the parent whose birthday occurs earliest within the calendar year (the "birthday rule"). Such plan (which may include, without limitation, the Plan) shall be considered the primary plan for such a Dependent child. If both parents have the same birthday, the plan covering the parent for the longest period of time shall be considered the primary plan with regard to a Dependent child. If the other plan does not follow the birthday rule, the other plan's coordination of benefits rule shall apply.


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     (3)  The Plan will accept secondary responsibility on claims in which:

          (A) another health care plan is primarily responsible because the patient is covered thereunder; or

          (B) another health care plan is primarily responsible because of the application of the rule stated in Section 11.02(a)(2), above.

(b) Notwithstanding the foregoing, the following rules apply to the coverage of Dependent-Participant children in the event that the Employee-Participant (or Retired Employee) is divorced or legally separated from his or her
     Spouse:

     (1) If there is a court decree which establishes financial responsibility for medical, dental or other health care expenses for the Dependent-Participant child, the plan covering the parent who has that responsibility will be primary and the plan covering the other parent will be secondary. If the court decree provides that the parents share joint responsibility, without assigning primary responsibility for healthcare, the birthday rule shall apply.

     (2) If there is no such court decree, and the parent with custody of the Dependent-Participant child has not remarried, the plan covering the parent who has custody of the Dependent-Participant child will be primary, and the plan covering the other parent will be secondary.

     (3) If there is no such court decree, and the parent with custody of the Dependent-Participant child has remarried, the order of priority is:

          (A)  the plan covering the parent who has custody;

          (B) the plan covering the Spouse of the parent who has custody (that is, the stepparent of the Dependent-Participant child): and

          (C)  the plan covering the parent without custody.

(c) If a Participant is covered under more than one plan through two jobs, benefits of the plan that covers the Participant as an employee who is neither retired nor laid off, or as the Dependent of such employee, shall be determined before the benefits of the plan which covers the Participant as a retired or laid off employee, or as the dependent of such employee. If the other plan does not contain a coordination provision with respect to retired or laid off employees, resulting in each plan paying benefits after the other, then the preceding sentence shall not apply.

(d) If the rules set forth above do not apply or cannot be determined, then the plan that covered the person for the longest period of time shall pay first.


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11.03 Medicare Eligibility.

(a) With respect to a Participant who is eligible for Medicare coverage, the Plan shall provide primary coverage only to the extent required by law. With respect to any Retired Participant who is eligible for Medicare by virtue of his retirement or disability, the Plan shall not be primary, and shall in all cases offset the amount of its normal benefit payment by all amounts paid or payable by Medicare for the same covered claim. If a Participant would be eligible for Medicare benefits, except for his failure to enroll or apply for such benefits, the provisions of the Plan shall be applied as if the Participant did apply or enroll and did receive Medicare Parts A and B benefits with respect to the care, treatment or Services covered by the Plan.

(b) Any benefits payable under both the Plan and Medicare shall be made pursuant to federal legislation, regulations and applicable guidelines, subject to all applicable federal court decisions.

11.04 Other Insurance or Health Plans. Notwithstanding Section 11.02, or any other provision of this Plan, if benefits covered under this Plan are also provided in whole or in part by any insurance or health plan, whether or not insured, which does not contain provisions for coordination of benefits, payment will be made under this Plan only for those benefits not covered by such insurance or health plan.

11.05 Amounts Reduced Due to Application of Rules. In any case where the Plan has secondary responsibility, and its payment is reduced in consideration of the primary plan's benefits, a record shall be kept of such reduction. The amount of reduction shall then be used to increase Plan payments on the affected Participant's claims in the same Benefit Period to the extent there are covered expenses that would not otherwise be fully paid by the Plan and any other plan providing coverage. This provision is inapplicable with respect to benefit reductions caused by Medicare payments to or for Retired Participants.

11.06 Third-Party Liability.

(a) Benefits shall be modified when a third person, other than the person for whom a claim is made, is considered responsible or liable for payment due to an Illness or Injury. To the extent payment is made for such Illness or Injury, or may be made in the future, by or for that responsible third person (as a settlement, judgment or in any other way), charges arising from that Illness or Injury are not covered under the Plan.

(b) When a claim is received, Plan benefits which would be payable except for the above modification will be paid, subject to Section 11.07, if payment by or for the responsible third person has not yet been made.

11.07 Subrogation and Reimbursement.

(a) If the Plan pays, or is obligated to pay, any amount to or on behalf of a Participant, the Plan shall be subrogated as provided in this Section 11.07 to all the Participant's rights of


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

     recovery with respect to the Illness or Injury for which the payment of benefits is made by the Plan. The right of recovery referred to in the preceding sentence shall include the right to make a claim, sue and recover against any person or entity from the first dollars of any funds which are paid or payable as a result of a personal injury claim or any reimbursement of medical expenses. If requested in writing by the Plan, the Participant shall take, through any representative designed by the Plan or the Employer, such action as may be necessary or appropriate to recover such payment from any person or entity, said action to be taken in the name of the Participant. In the event of a recovery or settlement, the Plan shall be reimbursed in full on a first priority basis out of such recovery or settlement for expenses, costs, and attorneys' fees incurred by it in connection therewith.

(b) If the Plan pays, or is obligated to pay, any amount to or on behalf of a Participant for an Illness or Injury, the Plan shall be entitled to, and shall have a first priority and lien on, the proceeds of any recovery, by judgment, settlement or otherwise, with respect to the Illness or Injury, and if paid to the Participant, the Participant shall immediately pay any such proceeds to the Plan Administrator. If the Participant fails to pay such proceeds, or does not cause such proceeds be paid, to the Plan Administrator, the Plan Administrator may, in addition to any other remedy to which it may be entitled, recover the proceeds directly or by offset against claims for benefits under the Plan made with respect to the affected Participant or to Dependent(s) of such Participant.

(c) The Plan shall have the right of subrogation and reimbursement set forth in this Section 11.07 regardless of whether the Participant is made whole and regardless of whether the recovery, or any part thereof, is designated as payment for medical expenses, pain and suffering, loss of income or any other specified or unspecified damages or reason, and without regard to whether recovery is designated as including or excluding the Plan's medical expenses. Any recovery by a Participant, an attorney or other third party shall be deemed to be for the benefit of the Plan and shall be held in constructive trust for the Plan until the Plan is reimbursed in full for all amounts paid by the Plan. The subrogation and reimbursement rights of the Plan described in this Section 11.07 include all rights against, and include all rights with respect to, proceeds from or held by, any attorney, third party, insurance carrier or payor of medical benefits, including an uninsured or under-insured motorist carrier, a no-fault carrier and a school insurance carrier, even if such coverage was purchased by the Participant, and without regard to whether the proceeds have been paid or are payable.

(d) By participating in the Plan, each Participant agrees to cooperate fully with the Plan and to execute and deliver agreements, liens and other documents and do whatever else the Plan deems necessary to enable and assist the Plan in exercising its rights under this Section 11.07, but the Plan's rights under this Section 11.07 shall be effective regardless of whether the Participant actually signs any agreements, liens or other documents. By participating in the Plan, each Participant also agrees (1) that he or she will not make or maintain any make whole, common trust fund or apportionment action or claim in contravention of the subrogation and reimbursement provisions of this Section 11.07, (2) that the Plan has a right to pursue subrogation and reimbursement claims under ERISA,


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

     and (3) that he or she will not oppose any proceeding by the Plan to obtain reimbursement on procedural grounds. The Participant shall not do anything to impair the Plan's rights. If the Plan Administrator determines that any Plan recovery rights under Section 11.07 have been impaired by any action of the Participant or by the Participant's failure to comply with the Participant's obligations under Section 11.07, the Plan Administrator may, in addition to any other remedy to which it may be entitled, determine the amount by which the Plan's recovery rights have been impaired and recover such amount directly or by offset against claims for benefits under the Plan made with respect to the affected Participant or to Dependent(s) of such Participant.

(e) This Section 11.07 entitles the Plan to subrogation and reimbursement equal to the entire amount paid by the Plan for the Illness or Injury to which the subrogation or reimbursement relates, including related expenses, costs and attorneys' fees, which shall be from the first dollars payable to or received by the Participant from any settlement, judgment or other payment, without reduction for attorneys' fees or for any other reason. The common fund and apportionment doctrines shall not apply to any amounts received. Any attorneys' fees shall be the responsibility solely of the Participant, and the Plan shall not pay any attorneys' fees or costs associated with a Participant's claim or lawsuit without the Plan Administrator's prior written authorization.

(f) The intention of this Section 11.07 is to give the Plan the first right of subrogation and reimbursement in full with respect to the first dollars paid or payable, even though the Participant is not made whole. All references to a Participant in this Section 11.07 shall include Dependents of the Participant. Each Participant agrees that as a condition to receiving benefits under the Plan, the Participant shall comply with the requirements of this Section 11.07.

11.08 Excess Payments. Any payment made by the Plan to any person or entity in excess of the amount which the Plan was obligated to pay to such person or entity shall be recoverable by the Plan from the payee or the covered individual in respect of whom the payment was made, or their successors or assigns, and all payments made by the Plan to any person or entity are expressly conditioned upon the Plan's right to recover excessive or erroneous payments. Recovery of excessive or erroneous payments may be obtained from a Participant either directly or by offset against claims for benefits under the Plan made with respect to the affected Participant or to Dependent(s) of such Participant. A Participant shall provide the Plan Administrator with such information and documents as may reasonably be required in order to give effect to the provisions of this paragraph.

                                  ARTICLE 12.

                               General Provisions

12.01 Rights and Benefits Not Assignable. The rights of a Participant under the Plan and the benefits to which he is entitled are personal to the Participant and are not assignable. The Participant may authorize the Plan to make payment of benefits, otherwise payable under the Plan to the Participant, directly to the provider of the Service, and Participants using a


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     Network Provider are deemed to have authorized direct payments. The Plan in its discretion may make payment directly to a Service provider, but is not obligated to do so. If the Plan chooses to make direct payment, such payment shall not operate as an assignment of any right or option under the Plan.

12.02 Care Rendered Outside the U.S. Benefits equivalent to those in the United States shall be provided for care rendered outside of the United States. Individuals receiving such care, whether they are Participants in the active employ of the Company or are Retired Participants, shall be subject to the policies developed by the Company to provide benefits hereunder on their behalf, which policies shall be administered uniformly with respect to affected individuals who are similarly situated.

12.03 Filing Deadlines. The Plan shall not pay any benefit for claims filed more than two years from the date the Service was performed. By participating in the Plan, each Participant agrees that no legal or equitable action may commence against the Plan or any fiduciary of the Plan more than 90 days after exhaustion of the Participant's rights under the Plan's claims procedure (Section 13.06(a)(4)). All levels of the Plan's claims procedure must be exhausted before a Participant can bring an action at law or equity against the Plan or a fiduciary of the Plan.

12.04 Forfeiture of Unclaimed Benefits.

(a) If the Plan Administrator is unable to locate any person to whom a payment is due under the Plan, or a benefit payment check is not presented for payment, such benefit payment shall be forfeited at the earlier of:

     (1) the day preceding the date such payment would otherwise escheat pursuant to any applicable escheat law; or

     (2)  the later of:

          (A) expiration of the time period for submission of the benefit claim pursuant to Section 12.03, or

          (B)  six months after issuance of any benefit payment check.

(b) Forfeited payments shall be returned to the source of the payment (e.g., if benefits are paid from company general assets, the forfeited payment shall be returned to the Company; if benefits are paid from trust funds, the forfeited payment shall be returned to the trust from which the payment was made).

12.05 Family and Medical Leave Act. Notwithstanding any Plan provision to the contrary, the Plan shall comply with the FMLA and any applicable state (to the extent not preempted by ERISA) family and medical leave laws. If the Company determines that a Participant will not return to work from an unpaid FMLA leave, the Company may recover its payments or credits to the maximum extent permitted under the FMLA.


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

12.06 Independent Agents. The Plan does not furnish any medical or health Services, supplies or facilities, and the Plan does not recommend any Physician or Hospital. Certain Physicians and Hospitals have been designated to participate in the Network in an attempt to reduce health care costs, and Physicians and Hospitals may be added to and deleted from the Network in the discretion of the Plan or an organization designated by the Plan. All Physicians and Hospitals are independent agents with respect to the Plan. The Plan is not liable for any act or omission of any Physician or Hospital. Participants are responsible for determining a Hospital's or Physician's Network status prior to receiving services.

12.07 Military Service. Notwithstanding any provision of this Plan to the contrary, the Plan shall provide coverage for Participants with respect to service in the uniformed services in accordance with chapter 43 of title 38 of the United States Code, as amended. The term "service in the uniformed services" shall have the meaning set forth in 38 USC Section 4301(13).

12.08 Privacy Standards. The purpose of this Section 12.08 is to comply with the Health Insurance Portability and Accountability Act of 1996 and the rules and regulations adopted thereunder (HIPAA). The use and disclosure of protected health information (PHI) by the Company shall be consistent with this Section 12.08. The Plan Administrator shall adopt, and may amend from time to time, a Privacy Policy to ensure the privacy of PHI in accordance with HIPAA (the "Privacy Policy"). Any terms that are defined in HIPAA or in the Privacy Policy shall have the same meanings when used in this Plan. This Section 12.08 shall be effective beginning April 14, 2003.

(a) Disclosure of Summary and Enrollment Health Information. The Plan may disclose summary health information to the Company if the Company requests the information for the purpose of (1) obtaining premium bids from health plans for providing health insurance coverage under the Plan, or (2) modifying, amending or terminating the Plan. The Plan may disclose to the Company information on whether an Employee is or is not participating in the Plan. The Plan may disclose de-identified health information to the Company, but the Plan may not disclose the key or other mechanism by which the information could be re-identified, except under circumstances that would permit disclosure of the underlying information.

(b) Disclosure of PHI. The Plan may disclose PHI to the Company only upon receipt of a certification by the Company that the Plan has been amended to incorporate the provisions of 45 CFR Section 164.504(f)(2)(ii), and that the Company agrees to the conditions of disclosure set forth below. By its adoption of this Plan, the Company agrees that with respect to any PHI (other than enrollment/disenrollment information and summary health information, which are not subject to these restrictions) disclosed to it by the Plan (or a health insurance issuer or HMO on behalf of the Plan) the Company shall:

     (1) Not use or further disclose the PHI other than as permitted or required by the Plan and the Privacy Policy, or as required by law.


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

     (2) Ensure that any agents, including a subcontractor, to whom it provides PHI received from the Plan agree to the same restrictions and conditions that apply to Company with respect to such PHI.

     (3) Not use or disclose the PHI for employment-related actions and decisions or in connection with any other benefit or employee benefit plan of the Company.

     (4) Report to the Plan any use or disclosure of PHI that is inconsistent with the uses or disclosures permitted under Section 12.08(b)(1), if and when the Company becomes aware of such inconsistent use or disclosure.

     (5)  Make PHI available to individuals in accordance with 45 CFR Section
          164.524 and consistent with the Plan's HIPAA Privacy Policy.

     (6) Make PHI available to individuals for amendment and incorporate into PHI any such amendments in accordance with 45 CFR Section 164.526 and consistent with the Plan's HIPAA Privacy Policy.

     (7) Make available the information required to provide an accounting of disclosures in accordance with 45 CFR Section 164.528 and consistent with the Plan's HIPAA Privacy Policy.

     (8) Make the Company's internal practices, books, and records relating to the use and disclosure of PHI received from the Plan available to the Secretary of Health and Human Services for purposes of determining the Plan's compliance with HIPAA's privacy requirements.

     (9) If feasible, return or destroy all PHI that the Company received from the Plan, and any copies, that the Company maintains in any form, when the Company no longer needs such PHI for the purpose for which disclosure was made, except that if such return or destruction is not feasible, the Company will limit further uses and disclosures of the PHI to those purposes that make the return or destruction of the PHI infeasible.

     (10) Ensure that the adequate separation between the Plan and the Company (i.e., the "firewall"), required in 45 CFR Section 504(f)(2)(iii) is established.

(c) Adequate Separation. The Privacy Policy shall designate the employees or classes of employees or other persons under the Company's control who shall have access to PHI (the "Privacy Group"), and the portion of the Privacy Policy that designates the Privacy Group is incorporated into this Plan by reference. No other persons shall have access to PHI. The Privacy Group shall only have access to and use PHI to the extent necessary to perform the Plan administrative functions that the Company performs for the Plan. Instances of noncompliance with this Section 12.08 by any member of the Privacy Group shall be resolved by applying the disciplinary measures described in the Plan's HIPAA Privacy Policy.


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                                   ARTICLE 13.

                               Plan Administration

13.01 Named Fiduciary.

(a)  The Named Fiduciaries under the Plan shall be:

     (1) the Vice President of Human Resources of the Company, who shall be the Plan Administrator and shall have authority to control and manage the operation and administration of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Benefit Finance Committee, and

     (2) the Benefit Finance Committee (the "Committee"), as appointed by the Board of Directors of the Company, which shall be the Named Fiduciary with respect to the financial management of the Plan and the control or management of the assets of the Plan, except with respect to those matters which under the Plan or the Trust Agreement are the responsibility, or subject to the authority, of the Plan Administrator.

(b)  [Reserved].

13.02 Allocation of Fiduciary and Other Responsibilities.

(a)  Each Named Fiduciary shall have the right:

     (1) to allocate responsibilities (fiduciary or otherwise) among it and the other Named Fiduciary, and

     (2) to designate other individuals to carry out its responsibilities (fiduciary or otherwise) under the Plan.

(b)  [Reserved].

13.03 Quorum and Voting; Procedures.

(a) A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. The Committee shall select from among its members a Chairman, and shall appoint (from its members or otherwise) a Secretary.

(b) The Committee may act by vote or written consent of the majority of its members then in office and may establish its own procedures. The Committee may authorize any one or more of its members or the Secretary of the Committee to sign and deliver any instrument, certificate or other paper or document on its behalf.


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

13.04 Service in Multiple Capacities. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

13.05 Powers and Authority. Each Named Fiduciary shall have all powers necessary or helpful for the carrying out of its responsibilities, and the decisions or actions of such Named Fiduciary in good faith in respect of any matter hereunder shall be conclusive and binding upon all parties concerned.

13.06 Powers of Plan Administrator.

(a) Without limiting the generality of the foregoing, the Plan Administrator shall have the discretionary authority and power:

     (1) to make rules and regulations for the administration of the Plan which are not inconsistent with the terms and provisions of the Plan;

     (2) to construe all terms, provisions, conditions and limitations of the Plan;

     (3) to determine all questions, including eligibility to participate, arising out of or in connection with the Plan or its administration in any and all cases in which the Plan Administrator deems such a determination advisable;

     (4) to establish and maintain reasonable procedures in accordance with applicable laws and regulations for the filing of benefit claims, notification of benefit determinations, and appeal of adverse benefit determinations (The Named Fiduciary's power and authority under the claims procedure shall be discretionary, including the right to deny any claim due to failure to comply, in either time or manner, with the claims procedure. The claims procedure shall apply to all denials of requests for Plan benefits and to any other construction or determination under this Section 13.06, including any determination of Medical Necessity, any determination pursuant to a Pre-Admission or Continued Stay Review, and any other predetermination, precertification or preapproval required under the Plan. The Plan's claims procedure shall consist of this Section 13.06(a) and the procedures set forth in the Summary Plan Description.); and

     (5) to designate a Claims Administrator. The Plan Administrator may designate one or more Claims Administrators with respect to the various benefits under this Health Care Plan. The designation of a Claims Administrator shall constitute an express grant to the Claims Administrator of discretionary authority to determine eligibility for Plan benefits, based on information provided by the Company, Participants and Providers, including determinations of Medical Necessity, determinations pursuant to Pre-Admission and Continued Stay Reviews, and other predeterminations, precertifications and preapprovals required under the Plan. Any decision of the Claims Administrator shall be final and binding upon all persons claiming any benefit under or dealing with the Plan, subject to the claims procedure described in Section 13.06(a)(4).


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(b)  [Reserved].

13.07 Powers of Benefit Finance Committee.

(a) Without limiting the generality of the foregoing, the Benefit Finance Committee shall have discretionary authority and power:

     (1) to establish and carry out, or cause to be established and carried out by those persons (including without limitation, any investment manager or trustee) to whom responsibility or authority therefor has been allocated or delegated in accordance with this Plan or the Trust Agreement, funding and investment policies and methods consistent with the objectives of the Plan and the requirements of ERISA. For such purposes, such Committee shall, at a meeting duly called for the purpose, establish funding and investment policies and methods which satisfy the requirements of said Act, and shall meet at least annually to review such policies and methods. All actions taken with respect to such policies and methods and the reasons therefor shall be recorded in the minutes of the meetings of such Committee.

     (2) To appoint a trustee or trustees to hold the assets of the Plan who shall have authority and discretion to manage and control the assets of the Plan upon acceptance of such appointment, except to the extent that: (A) the authority to manage, acquire or dispose of assets of the Plan is delegated to one or more investment managers pursuant to paragraph (3) below, or (B) such Committee appoints itself (or any member thereof) to direct the trustee or trustees with respect to the management or control of assets of the Plan.

     (3) To appoint an investment manager or managers, as defined in ERISA, to manage (including the power to acquire, invest and dispose of) any assets of the Plan.

(b)  [Reserved].

13.08 Advisors. Each Named Fiduciary, and any fiduciary designated by them pursuant to Section 13.02 above to whom such power is granted, may employ one or more persons to render advice with regard to any responsibility such fiduciary has under the Plan. The Named Fiduciary shall have no authority, discretion or responsibility with respect to those matters which under any applicable trust agreement, insurance contract or similar agreement are the responsibility or subject to the authority of the trustee, insurance company or any named fiduciary under such trust agreement.

13.09 Powers not Exclusive. The foregoing list of powers is not intended to be either complete or exclusive, and each Named Fiduciary shall, in addition, have such powers as it may determine to be necessary for the performance of its duties under the Plan and the Trust Agreement.

13.10 Limitation of Liability; Indemnity. Except to the extent otherwise provided by law, if any duty or responsibility of a Named Fiduciary has been allocated or delegated to any other


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     person in accordance with any provision of this Plan or of the Trust
     Agreement then such Named Fiduciary shall not be liable for any act or omission of such person in carrying out such duty or responsibility. The Company shall indemnify and save each person who is a member of the Committee and each employee or director of the Company or an affiliate who is a "fiduciary" under the Plan harmless against any and all loss, liability, claim, damage, cost and expense which may arise by reason of, or be based upon, any matter connected with or related to the Plan or the administration of the Plan (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or in settlement of any such claim whatsoever) to the fullest extent permitted under applicable law except when same is judicially determined to be due to the gross negligence or willful misconduct of such member, employee or director.

                                  ARTICLE 14.

                            Amendment and Termination

14.01 Amendment and Termination. Except as provided in Section 2.08(e), the Company, through its Board of Directors (directly or though its delegate):
     (1) reserves the right at any time and from time to time to amend the Plan in whole or in part, (2) assumes no obligation to continue this Plan in effect, and (3) reserves the right at any time to terminate the Plan in whole or in part with respect to any or all Participants.

                                   ARTICLE 15.

                                     Funding

15.01 Trust Agreement and Other Funding. Company contributions may be made from time to time to a Trust intended to qualify under Code Section 501(c)(9) in such amounts as deemed appropriate by the Company. The Company may also make payment of the benefits provided for by the Plan from its general assets. Any Participant contributions shall be held in Trust to the extent required by ERISA. It is intended that Company contributions to a Trust meet the requirements of any governmental regulations and policies.

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